STANDARD COMMERCIAL LEASE

This STANDARD COMMERCIAL LEASE (this "Lease") is made and entered into as of this 14 day of May
2018, by and between University Business Center Associates, a California general partnership ("Lessor")
and Resonant, Inc., a Delaware corporation ("Lessee").

BASIC LEASE PROVISIONS
1.	Initial Premises:	175 Cremona Drive, Suites 200 and 220
Goleta, California 93117 (consisting of approximately 16,682 square feet)
	Expansion Premises:	175 Cremona Drive, Suite 240 Goleta, California 93117 (consisting of approximately 10,355 square feet)

Effective January 1, 2019 (the "Expansion Date"), subject to the terms set forth herein, the Premises shall be expanded to include the Expansion Premises in addition to the Initial Premises for a total of 27,037 square feet. From and after the Expansion Date, the Premises shall be defined as 175 Cremona Drive, Suites 200, 220 and 240.

The Premises are more specifically depicted on Exhibit A.
	Building Name and Building Size:	UNIVERSITY BUSINESS CENTER 175 consisting of approximately 51,167 square feet (the “Building”).

Project Size:

The project is comprised of four (4) buildings, including the Building, located in the City of Goleta at 175 Cremona Drive, 120 Cremona Drive, Cremona Drive and 130 Cremona Drive (collectively the “Project”). The Project is approximately 230,412 square feet.

2.	Use:	General administrative office, production, research and development, labs, prototyping, storage, assembly, distribution and sales and for other lawful uses directly incidental and ancillary thereto.
3.	Lessee's Percentage:	Lessee’s Percentage of Building
09.01.18 - 12.31.18: 32.60% 01.01.19 -08.31.24: 52.84%
Lessee’s Percentage of Project 09.01.18 -12.31.18: 7.24% 01.01.19 -08.31.24: 11.73%
4.	Initial Monthly Rent:	$1.50 per square foot per month NNN (Base Rent)

Prepaid Rent:
Upon execution of this Lease, Lessee shall submit payment in the amount of $30,676.94, representing one month's amount of the following:
Base Rent: $19,500 applicable to the third month of the Term ($1.50/sf); Operating Expenses: $8,341.00 ($0.50/sf) Section 3.2 applicable to the first month of the Term; and
Utility Expenses: $2,835.94 ($0.17/sf) Section 10 applicable to the first month of the Term.

	Rent Adjustment:	The Base Rent shall be adjusted as set forth in Section 3.5 below.

5.	Term:	Seventy-two (72) months (09.01.18 -08.31.24)

Commencement:
The Term of this Lease shall commence upon substantial completion of the Tenant Improvements set forth in Section 18 below and delivery of possession of the Initial Premises to Lessee as estimated herein, estimated to be September 1, 2018 (the "Commencement Date"), and shall expire on the last day of the month 72 months after the Commencement Date, estimated to be August 31, 2024 (the "Termination Date"). The Termination Date is also referred herein as “Expiration Date”. In the event substantial completion of the Tenant Improvements and delivery of possession of the Initial Premises to Lessee is after September 1, 2018, the parties agree to execute a commencement letter setting forth the actual Commencement Date and Termination Date. For purposes of this Lease, “Substantial Completion” shall occur upon (i) the completion of construction of Lessor’s Work in the Premises pursuant to the Agreed Plans in Exhibit A attached hereto, with the exception of any punch list items (which do not affect or interfere with Lessee’s ability to occupy the Premises and conduct its business in the Premises subject to the Use provision in this Lease), and any of Lessee’s fixture, work-stations, built-in furniture or equipment to be installed by Lessee; and (ii) Lessor providing Lessee with a certificate of occupancy or a temporary certificate of occupancy or equivalent issued by the City of Goleta.

Early Occupancy:
Effective August 1, 2018 but in no event 14 days prior to the actual Commencement Date, Lessee shall be granted non-exclusive early occupancy of the Premises for installation of FF&E through and including the day before the actual Commencement Date, as applicable (the "Early Occupancy Period"); provided that (a) Lessee shall have paid for and provided evidence to Lessor of all insurance required under the Lease having been secured, (b) Lessee agrees not to interfere with Lessor's contractors working on the Tenant Improvements, and (c) except for Lessor’s gross negligence or willful misconduct, Lessee does hereby indemnify Lessor from any costs, claims or liabilities that may be incurred due to Lessee’s early entry. All terms and conditions of the Lease shall be applicable during the Early Occupancy Period; however, Lessee shall have no rent obligation (including Lessee's proportionate share of all Building Operating Expenses (as hereinafter defined) and any Common Area

Operating Expenses (as hereinafter defined)) during the Early Occupancy Period.

6.	Security Deposit:
Lessee shall pay to Lessor a Security Deposit equal to $50,000 upon Lease execution. Additionally, Lessee shall provide a $200,000 Letter of Credit (LOC) within 10 business days following full execution of the Lease. The LOC will be reduced by $50,000 at the end of each anniversary of the Lease following the Commencement Date, if Lessee has had no monetary defaults beyond all applicable notice and cure periods set forth in the Lease.

7.	Brokers:	Lessor: Hayes Commercial Group Lessee: Cresa Los Angeles

8.	Parking:
Unreserved: 44 spaces based on 3/1000 (not including Reserved spaces set forth below) upon the Commencement Date, and an
additional 31 spaces on January 1, 2019.

Reserved: 6 spaces (non-handicapped). Lessee, at Lessee's sole cost and expense, shall have the right to install two (2) dual EV charging stations for a total of four (4) of Lessee's reserved parking spaces. The location of the Reserved spaces shall be as shown in Exhibit “E” attached hereto. The installation and specifics (including power supply) of the charging stations shall be subject to Lessor's prior written approval which approval shall not be unreasonably withheld, delayed or conditioned. The total number of Lessee’s parking spaces is 81 spaces, and Lessee’s parking shall be free of charge during the Term and extensions thereof.

9.	Tenant Improvements:	As set forth in Section 18 of this Lease.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Lease, consisting of the foregoing Basic Lease Provisions, Articles 1 through 26 which follow, and any attached Exhibits, as of the date first above written.

LESSOR:

UNIVERSITY BUSINESS CENTER ASSOCIATES, a California general partnership

By:	EASTGROUP PROPERTIES, L.P., a Delaware limited partnership
	By:	EastGroup Properties General Partners, Inc., a Delaware corporation, its general partner

	By:	/S/ John E. Travis
	Name:	John E. Travis
	Title:	Vice President

	By:	/S/ Ryan Collins
	Name:	Ryan Collins
	Title	Sr. Vice President

Address:
c/o EastGroup Properties, L.P.
2200 E. Camelback Road, Suite 210
Phoenix, Arizona 85016

LESSEE:

RESONANT, INC., a Delaware corporation
By:	/S/ Jeff A. Killian
Name:	Jeff A. Killian
Title:	CFO

Address:
110 Castilian Drive, Suite 100
Goleta, CA 93117

1. LEASE OF PREMISES

Lessor hereby leases to Lessee and Lessee leases from Lessor for the Term, at the rental, and upon all of the conditions set forth in this Lease, the Premises identified in Item 1 of the Basic Lease Provisions, together with the non-exclusive use, in common, with Lessor and other tenants of the Building and their respective invitees, of common areas in or about the Building and the parking garage (if any) or parking areas adjoining the Building. Lessee and Lessor have agreed on the square footage set forth in Item 1 of the Basic Lease Provisions and each party will be bound by Item 1 through the Term of this Lease or any extension thereof. The configuration of the Project and the location of the Building, Premises and associated common and parking areas is indicated on Exhibit B. The size, location and function of the buildings and related structures depicted here are approximate. The configuration of the development, the design, size, function and location of all other improvements, and the identity and location of other tenants to the extent depicted are subject to change without notice, for any reason deemed sufficient by the owner provided however that any such change shall (i) not increase Lessee’s obligations or diminish Lessee’s rights under this Lease; (ii) shall not materially interfere with Lessee’s use of and access to the Premises, common areas and parking areas or materially decrease the size of the same; (iii) not begin until Lessor has provided 20 days prior written notice to Lessee (except in the event of emergency); (iv) be completed in a good workman like manner using Building standard materials and in compliance with all applicable laws; (v) be completed at Lessor’s sole cost and expense except as permitted and applicable to be included in the Building Operating Expenses as defined below (collectively the “Lessor’s Conditions”). Lessor, subject to the Lessor’s Conditions, reserves the right to alter the configuration of the Project to construct additional improvements thereon, to withdraw areas therefrom from time to time and alter the configuration of the associated common and parking areas, provided that the number of parking spaces intended for Lessee's use, and Lessee's general use and enjoyment of the Premises shall not thereby be materially diminished. Lessee shall be allocated the number of parking spaces set forth in Item 8 of the Basic Lease Provisions and Lessee acknowledges that Lessor shall have no responsibility to supervise or police the usage of the parking lot by the tenants of the Building. Notwithstanding the foregoing, Lessor shall use its best efforts to enforce commercially reasonable rules and regulations to ensure that Lessee can use Lessee’s parking spaces pursuant to the terms of this Lease during the Term and extensions thereof, including enforcing a policy to avoid parking by other tenants or parties in Lessee’s reserved spaces. Up to five cars can be parked overnight at any one time. Nothing in this Lease shall cause Lessor in any way to be construed as an employer, employee, fiduciary, a partner, a joint venturer or otherwise associated in any way with Lessee in the operation of the Premises, or to subject Lessor to any obligation, loss, charge or expense connection with or arising from Lessee's operation or use of the Premises.

Pursuant to Section 1652 of the California Civil Code, it is understood and agreed that the general intent and purpose of this Lease is that this Lease shall be an absolute triple net lease with respect to Lessor subject to the terms set forth in this Lease. Lessee, as part of the Operating Expenses, as defined below, shall pay its pro rata share of all insurance, utilities, all operating costs for the Premises, the common areas of the Building, the Building and the land on which it is situated subject to the terms set forth in this Lease. It is intended that the rental return to the Lessor shall not be reduced, offset or diminished directly or indirectly by any cost, charge, or expense due from Lessee and others in connection with the Premises, Building or land upon which it is situated, nor subject to suspension or termination for any reason except as otherwise set forth in this Lease. It is acknowledged and agreed that all provisions of this Lease shall be interpreted in a manner consistent with and subordinate to such general intent and purpose.

2. TERM

2.1 Commencement of Term

(a) The Term of the Lease shall be as shown in Item 5 of the Basic Lease Provisions, commencing on the Commencement Date, which Lessor and Lessee expect to be the Commencement Date as shown in Item 5 of the Basic Lease Provisions, but which may be such other date as herein provided, and ending on the Termination Date, unless sooner terminated pursuant to any provision hereof.

(b) Payment of rent shall commence on the Commencement Date, unless noted otherwise in Section 3.5 below.

(c) Subject to Section 5 of the Basic Lease Provisions, if delivery of possession occurs prior to the Commencement Date, the term of this Lease shall commence on such date of delivery of possession, but the Termination Date shall not be advanced.

2.2 Delay in Commencement. Notwithstanding the Commencement Date, if Lessor cannot deliver possession of the Premises to the Lessee on or before said date, the Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of the Lessee hereunder provided; however, Lessee shall not be obligated to pay rent until delivery of possession of the Premises as required under this Lease has occurred. In the event the improvements are not substantially complete on the Commencement Date, the lease dates shall be adjusted accordingly.

Notwithstanding the foregoing, if possession is not delivered within 90 days after the estimated Commencement Date, as the same may be extended under the terms of any Work Letter executed by Parties, Lessee may, at its option, by notice in writing within 10 days after the end of such 90 day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said 10 day period, Lessee's right to cancel shall terminate.

3. RENT

3.1 Initial Monthly Rent. Commencing on the Commencement Date (subject to the Base Rent schedule set forth in Section 3.5 below and as otherwise set forth in this Lease), the Lessee shall pay to the Lessor as rent for the Premises an Initial Monthly Rent in the amount specified in Item 4 of the Basic Lease Provisions in equal monthly installments in advance on the first day of each month.

3.1.1 Prepaid Rent. Upon Lease execution, Lessee shall deposit with Lessor the amount set forth in Item 4 of the Basic Lease Provisions.

3.2 Additional Rent. Commencing on the Commencement Date, Lessee shall reimburse Lessor, as additional rent, in the manner and at the times provided, for Lessee's proportionate share of all Building Operating Expenses (as hereinafter defined) and any Common Area Operating Expenses (as hereinafter defined) incurred by Lessor, which are estimated to be $8,341.00 ($.50/sf) per month for 2018 for the Initial Premises. Lessee's proportionate share of the Building Operating Expenses and Lessee's proportionate share of Common Area Expenses shall be based upon Lessee's Building Percentage set forth in Item 3 of the Basic Lease Provisions. Commencing January 1, 2019, and provided that Lessor has delivered possession of the Expansion Premises to Lessee as required under this Lease, Lessee shall reimburse Lessor for Operating Expenses based on the full expanded Premises. For clarification purposes, Building Operating Expenses and Common Area Expenses are herein also referred to as, and (as applicable) are included in Operating Expenses; provided however that in no event shall any expenses or charges in connection with the Building, Common Area or Project, be duplicated or included more than once in Lessee's proportionate share of the Building Operating Expenses, Common Area Expenses and/or Utilities.

Notwithstanding the forgoing, Lessee’s proportionate share of all controllable Operating Expenses shall not increase by more than seven and one-half percent (7.5%) per year (compounded annually on a cumulative basis) based on the 2018 actual Operating Expenses. The term "Controllable Operating Expenses" shall mean all operating expenses within Lessor's reasonable control, excluding expenses for (i) taxes; (ii) insurance; (iii) utilities; (iv) costs resulting from the acts or omissions of Lessee, its agents, employees or contractors and (v) costs incurred because of force majeure. At all times during the term of this Lease, Lessee shall pay its full pro rata share of the operating expenses attributable to those items.

3.3 No Reduction or Offset. All Rent due under this Lease shall be payable without deduction, abatement or offset except as otherwise expressly set forth in this Lease.

3.4 Definitions: For purposes of this Article 3:

(a) Lessee's Building Percentage is a percentage calculated by dividing the leased area of the Premises, as shown in Item 1 of the Basic Lease Provisions, by the leasable area of the Building.

(b) Building Operating Expenses shall mean the sum of all expenses incurred by the Lessor in connection with the operation, repair and maintenance of the Building, including, but not limited to, heating and air conditioning; all real property taxes (as hereinafter defined) imposed upon or with respect to the Building and related improvements (exclusive of the land underlying all such improvements); all fire and extended coverage, earthquake, loss of rents, vandalism, malicious mischief and other insurance covering the Building and losses suffered which fall below the insurance deductible; utilities; materials and supplies; salaries, wages and other expenses incurred with respect to the operation, repair and maintenance of the Building, the cost of repainting (except for the first repainting after the execution of this Lease), wall covering or recarpeting Common Areas of the Building; security and fire protection; amortization of capital investments for improvements which are designed to reduce operating costs, improve operations or comply with governmental conservation or safety programs over such reasonable period as the Lessor shall determine (but not less than the IRS amortization period for such capital investments) (together with interest at two (2) percentage points above the discount rate of the Federal Reserve Bank of San Francisco on the unamortized amount); and an amount equal to three percent (3%) of the combined total of the gross receipts of the Rent, including property management to cover the Lessor's administrative and overhead expenses. Building Operating Expenses attributable to the utilities and services furnished pursuant to Article 10 shall be apportioned among the tenants of the Building receiving such services (excluding those tenants furnishing or paying for their own utilities and janitorial services) based on the respective leased areas occupied by such tenants. Notwithstanding the foregoing, none of the Lessor’s building remodeling costs through 2018 shall be included in Building Operating Expenses.
(c) Lessee's Common Area Percentage is a percentage figure calculated by the project architect by dividing the Leased Area of the Premises by the total leasable area in all improvements, including the Building and other buildings that are part of the Project, shown on Exhibit B, during such year as is initially stipulated to be as shown in Item 3 of the Basic Lease Provisions. Should the Building and/or landscape area become a separate legal lot, or should additional improvements or common area be added to or deleted from Exhibit B, the Lessor may, at its option, calculate the Lessee's Common Area Percentage by comparing the common area attributable to the Premises with the common area on such legal lot or otherwise within Exhibit B as so revised, and subject to Lessee’s review and reasonable approval.

(d) Common Area Operating Expenses shall mean the sum of all expenses incurred by the Lessor in connection with the operation and maintenance of driveways, landscaping, walkways, plazas, parking facilities, and perimeter property including, but not limited to: all items described in Section 6.1 hereof; all Real Property Taxes (as hereinafter defined) imposed upon or with respect to the land included within Exhibit B; all public liability insurance covering Exhibit B, and losses suffered which fall below the insurance deductible; security and fire protection; salaries, wages and other expenses incurred with respect to maintenance of the common areas, gardening, landscaping, repaving, repainting and trash removal (excluding the cost of an on-site manager or officer manager); depreciation of equipment used in such maintenance; amortization of capital investments for improvements which comply with governmental conservation or safety programs over such reasonable period as the Lessor shall determine (together with interest at two (2) percentage points above the discount rate of the Federal Reserve Bank of San Francisco on the unamortized amount). General overhead and depreciation of improvements shall not be included in the expenses except as specifically set forth in the foregoing. Any governmental surcharge, fee or assessment imposed with respect to the parking facilities within Exhibit B shall, to the extent paid by the Lessor and not passed on to the users of said parking facilities, be included in Common Area Operating Expenses.

(e) Real Property Taxes shall mean all real and personal property taxes and assessments incurred during any calendar year, including, but not limited to: special and extraordinary assessments, meter and sewer rates and charges, occupancy taxes or similar taxes imposed on or with respect to the real or personal property, whether or not imposed on or measured by the rent payable by the Lessee, and other governmental levies and charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature whatsoever relating to the real or personal property, and any gross rental, license or business tax measured by or levied on rent payable or space occupied. If, by law, any property taxes are payable, or may at the option of the taxpayer be paid, in installments (whether or not interest shall accrue on the unpaid balance of such property taxes), the Lessor may, at the Lessor's option, pay the same and, in such event, any accrued interest on the unpaid balance of such property taxes shall be deemed to be Real Property Taxes as defined herein. Real Property Taxes shall also include all expenses reasonably incurred by the Lessor in seeking a reduction by the taxing authorities of Real Property Taxes applicable to the Project. Real Property Taxes shall not include any capital levy, franchise, estate, inheritance, succession, gift or transfer tax of the Lessor, or any income, profits or excess profits tax, assessment, charge or levy upon the income of the Lessor; provided, however, that if at any time during the term of this Lease under the laws of the United States or the State of California, or any political subdivision of either, a tax or excise on rents, space or other aspects of real property, is levied or assessed against the Lessor, the same shall be deemed to be Real Property Taxes. If any such property taxes upon the income of the Lessor shall be imposed on a graduated scale, based upon the Lessor's aggregate rental income, Real Property Taxes shall include only such portion of such propertytaxes as would be payable if the rent payable with respect to the Building and Common Areas were the only rental income of the Lessor subject thereto.

Notwithstanding the above, Lessee will not be responsible for any increase in Real Property Taxes attributable to a reassessment of the Building triggered by a sale of the Building within the first 36 months of the Term following the Commencement Date. Furthermore, please see Exhibit “F” attached hereto for Exclusions from Operating Expenses

3.5 Rent Adjustment. The monthly Base Rent schedule for the Term shall be as follows:

Effective Dates	Initial Premises 16,682 SF	Expansion Premises 10,355 SF	Total Monthly Base Rent
09.01.18-10.31.18 **	$0.00*	N/A	$0.00*
11.01.18 - 12.31.18	$19,500.00	N/A	$19,500.00
01.01.19 - 06.30.19	$19,500.00	$7,766.25	$27,266.25
07.01.19 - 07.31.19	$19,500.00	$15,532.50	$35,032.50
08.01.19 - 07.31.20	$25,773.69	$15,998.48	$41,772.17
08.01.20 - 07.31.21	$26,546.90	$16,478.43	$43,025.33
08.01.21 - 07.31.22	$27,343.31	$16,972.78	$44,316.09
08.01.22 - 07.31.23	$28,163.61	$17,481.97	$45,645.58
08.01.23 - 08.31.24	$29,008.52	$18,006.42	$47,014.94

* Lessee, beginning on the Commencement Date, is responsible for its share of Operating Expenses and on the first day of the Early Occupancy Period is responsible for the Utility Expenses for the Initial Premises including the two (2) month Base Rent abatement period.
** Subject to the Commencement Date as defined in this Lease.

Beginning on January 1, 2019 and provided that Lessor has delivered possession of the Expansion Premises to Lessee as required herein, Lessee is responsible for its share of Operating Expenses and Utility Expenses for the Expansion Premises from and after the Expansion Date.

3.6 Calculation and Payment. Monthly rent shall be payable to the Lessor without deduction or offset, except as otherwise expressly set forth in this Lease, in lawful money of the United States at the Lessor's address herein or to such other persons or at such other places as the Lessor designates in writing. Rent payable for any period for less than one (1) month shall be prorated based upon a thirty (30) day month.

3.7 Reconciliation. Prior to the commencement of the lease term and of each December thereafter, the Lessor shall give the Lessee a written estimate of the Lessee's share of Building and Common Area Operating Expenses for the ensuing year or portion thereof. The Lessee shall pay such estimated amount to the Lessor in equal monthly installments, in advance. Within ninety (90) days after the end of each calendar year, the Lessor shall furnish to the Lessee a statement showing in reasonable detail the actual Building and Common Area Operating Expenses incurred by the Lessor during such period, and the parties shall within thirty (30) days make any payment or allowance necessary to adjust the Lessee's estimated payment to the Lessee's actual proportionate share as shown by such annual statement. Any amount due the Lessee shall be credited against installments next coming due under this paragraph.

3.8 Audit Right. Lessor shall maintain records concerning estimated and actual Building Operating Expenses and Common Area Operating Expenses, including Utilities, allocable to the Premises and Project for no less than one hundred eighty (180) days following the period covered by the statement or statements furnished Lessee, after which time Lessor may dispose of such records. Provided that Lessee is not then in default beyond applicable notice and cure periods with respect to its obligation to pay Base Rent, Additional Rent or other payments required to be made by it under this Lease and provided that Lessee is not otherwise in default under this Lease, Lessee may, at Lessee’s sole cost and expense, cause a Qualified Person (defined below) to inspect Lessor’s records. Such inspection, if any, shall be conducted no more than once each calendar year, during Lessor’s normal business hours within one hundred twenty (120) calendar days after receipt of Lessor’s written statement of Building Operating Expenses and Common Area Operating Expenses, including Utilities, allocable to the Premises and Project for the previous calendar year. In the event the results of the review of records reveal that Lessee has overpaid obligations for a preceding period, the amount of such overpayment shall be credited against Lessee’s subsequent installment of Base Rent, Additional Rent or other payments due to Lessor under the Lease, or as applicable, reimbursed to Lessee within thirty (30) following the Expiration Date. In the event that such results show that Lessee has underpaid its obligations for a preceding period, the amount of such underpayment shall be paid by Lessee to Lessor with the next succeeding installment obligation of estimated Building Operating Expenses and Common Area Operating Expenses allocable to the Premises. If the actual Building Operating Expenses and Common Area Operating Expenses, and Utilities allocable to the Premises and Project for any given calendar year were improperly computed and if the actual Building Operating Expenses and Common Area Operating Expenses, and Utilities allocable to the Premises and Project are overstated by more than 5%, Lessor shall reimburse Lessee for all reasonable out-of-pocket cost of its audit. Qualified Person shall be defined as an accountant or other person experienced in accounting for income and expenses of office projects, who is engaged on terms which do not entail any compensation based or measured in any way upon any savings in Additional Rent or reduction in Building Operating Expenses and Common Area Operating Expenses, and Utilities allocable to the Premises and Project achieved through the inspection process described in this Section 3.6.

4. SECURITY DEPOSIT

Concurrently with the Lessee's execution of this Lease, the Lessee shall deposit with the Lessor the sum specified in Item 6 of the Basic Lease Provisions as security for the faithful performance by the Lessee of all covenants and conditions of this Lease. If the Lessee shall breach or default in the performance of any covenants or conditions of this Lease, including the payment of rent, the Lessor may use, apply or retain the whole or any part of such security deposit for the payment of any rent in default or for any other sum which the Lessor may spend or be required to spend by reason of the Lessee's default. Lessor shall provide Lessee with written evidence of any costs that are paid from the Security Deposit. If the Lessor so uses or applies all or any portion of said deposit, the Lessee shall, within thirty (30) days after written demand therefor, deposit cash (or restore the Letter of Credit, at Lessee’s election; subject to the burn off provisions of Section 2 of the Basic Lease Provisions), with the Lessor in an amount sufficient to restore said deposit to the full amount herein above stated and the Lessee's failure to do so shall be a material breach of this Lease. Should the Lessee comply with all covenants and conditions of this Lease, the security deposit or any balance thereof shall be returned to the Lessee (or at the option ofthe Lessor, to the last assignee of the Lessee's interest in this Lease) at the expiration of the term within 30 days following the date the Lessee surrenders the Premises to Lessor as required under this Lease. The Lessee shall not be entitled to interest on the security deposit and the Lessor shall have the right to commingle said security deposit with other funds of the Lessor. Should the Lessor sell its interest in the Premises, the Lessor may transfer to the purchaser thereof the then unexpended or unappropriated deposit and thereupon the Lessor shall be discharged from any liability for such funds. The Letter of Credit required under this Lease shall be subject to the burn off provisions set forth in Section 6 of the Basic Lease Provisions.

5. USE

5.1 Use. The Premises shall be used and occupied for the purposes described in Item 2 of the Basic Lease Provisions, permitted under applicable ordinances and other Governmental requirements, the covenants, conditions and restrictions affecting the Project, as the same may be amended from time to time, and the Rules and Regulations as the Lessor may from time to time reasonably adopt for the safety, care and cleanliness of the Building and the Project or the preservation of good order. The Rules and Regulations presently in effect are attached hereto as Exhibit C. The Lessor shall endeavor and use commercially reasonable efforts to enforce the performance of any of said Rules and Regulations, and compliance with said covenants, conditions and restrictions, by any other tenants and visitors of the Building.

5.2 Compliance with Law; Nuisance. The Lessee, at the Lessee's sole cost and expense, shall comply promptly and at all times with all laws, requirements, ordinances, statutes, and regulations of all municipal, state or federal authorities, or any board of fire insurance underwriters, or other similar bodies, now in force or which may hereafter be in force, pertaining to the Building and the Premises and the occupancy thereof, including any law that requires alteration, maintenance or restoration of the Premises as the result of the Lessee's use thereof, which is other than typical office use. The Lessee, at its sole expense, shall also comply with all legal and code requirements for fire extinguishers required by law in the Premises.

The Lessee shall not commit, or suffer to be committed, any waste of the Premises, or any nuisance, annoyance or other unreasonable annoyance which may disturb the quiet enjoyment of adjoining premises or of the Building by the owners or occupants thereof.

5.3 Insurance Cancellation. Notwithstanding the provisions of Paragraph 5.1 above, the Lessee shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein, including all uses permitted under Section 5.1 above, which will in any way increase the existing rate of or affect any fire or other insurance upon the Building, or any other part thereof, or any of its contents, and if the Lessee's use of the Premises causes an increase in said insurance rates, the Lessee shall pay as additional rent the amount of such increase. The Lessee shall be in default under this Lease should the Lessee cause the cancellation of fire or other insurance upon the Building or Property or should the Lessee fail to pay any increased insurance rate attributable to the Lessee's use of the Premises. In determining whether increased premiums are a result of the Lessee's use or occupancy of the Premises or Building, a schedule issued by the Lessor's insurer computing the insurance rate on the Premises or Building, or the leasehold improvements showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up such rate. The Lessee shall promptly comply with all reasonable requirements of the insurance authority or of any insurer now or hereafter in effect relating to the Premises. Lessor acknowledges that the current insurance for the Building which costs are included in the Building Operating Expenses cover the permitted Use under this Lease.

5.4 Hazardous Substances. Any corrosive, flammable, hazardous or other special waste or materials used by Lessee shall be handled or disposed of as directed by applicable state, Federal, County and City regulations. The Lessee shall handle, store or dispose of such materials in a careful and prudent manner. At the termination of the Lease, or any option period thereof, the Lessee shall fully clean the Premises in such a manner that no residue of such materials or waste shall remain on the Premises. The Lessee shall notify the appropriate governmental authority of the presence and amount of any such material or waste, and shall comply with all conditions imposed by such authority. If required by Law, the Lessee shall contact the appropriate governmental authority prior to occupancy to determine the existence of any records for the Building and/or Premises.

The Lessee shall pay inspection fees, based on the hourly inspection rate, for an environmental audit to be conducted by the appropriate governmental authority if Lessee is in violation of any Hazardous Materials Laws (as defined below), or in breach of this Lease beyond all applicable notice and cure periods, and in connection with a violation of any Hazardous Materials Laws, at any time during the term of the Lease. The appropriate governmental authority shall perform or the Lessee shall arrange for such an audit in a timely manner to prevent economic hardship to the Lessor and shall certify that the Premises are available for reoccupation, or shall specify clean-up measures that will render the Premises safe for reoccupation. The Lessee shall be responsible for any clean-up that may be required as a result of the audit, to the extent such items are attributable to the Lessee's use of the Premises.

Should the Lessee fail to comply with any duty set forth in this Section 5.4, the Lessor may, in addition to all other remedies now or hereafter provided by this Lease, or by law, perform such duty or make good such default, and any amounts which the Lessor shall advance pursuant thereto shall be repaid by the Lessee to the Lessor on demand.

5.5 Environmental Laws
(a) Compliance with Environmental Laws. The Lessee, in its conduct of business on or in any activity, work, thing done, permitted or suffered by the Lessee, its agents, contractors, employees or invitees on the Premises, shall at all times and in all respects comply with all federal, state and county laws, ordinances and regulations (the "Hazardous Materials Laws") relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, disposal or transportation of any oil, flammable explosives, asbestos, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances, or wastes, including, without limitation, any "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any such laws, ordinances or regulations (collectively, the "Hazardous Materials"). Such laws, ordinances or regulations shall include, but not be limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq; the Clean Water Act, 33 U.S.C. Section 466, et seq; the Safe Drinking Water Act, 14 U.S.C. Section 1401, et seq; the Superfund Amendment and Reauthorization Act of 1986; Public Law 99-499, 100 Stat. 1613; the Toxic Substances Control Act, 15 U.S.C. Section 2601, et seq, as amended; those substances defined as "hazardous waste", "extremely hazardous waste", "restricted hazardous waste" or "hazardous substance" in the Hazardous Waste Control Act, Section 25100 et seq of the California Health & Safety Code; and those materials and substances similarly described in the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Section 136, et seq., asamended; the Atomic Energy Act of 1954, 42 U.S.C. Section 2011, et seq., as amended; the Porter Cologne Water Quality Control Act, Section 1300 et seq. of the California Health & Safety Code; and any regulations adopted and publications promulgated pursuant to said Laws.

(b) Hazardous Materials Handling. The Lessee shall, at its own expense, procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for the Lessee's use of the Premises, including, without limitation, discharge of (appropriately treated) materials or wastes into or through any sanitary sewer serving the Premises. Except as discharged into the sanitary sewer in strict accordance and conformity with all applicable Hazardous Materials Laws, the Lessee shall cause any and all Hazardous Materials removed from the Premises to be removed and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such materials and wastes. The Lessee shall in all respects handle, treat, deal with and manage any and all Hazardous Materials in, on, under or about the Premises in total conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous Materials. Upon expiration or earlier termination of the term of the Lease, the Lessee shall cause all Hazardous Materials resulting from Lessee’s or Lessee’s invitees’ activities on the Premises to be removed from the Premises and transported for use, storage or disposal in accordance and compliance with all applicable Hazardous Materials Laws. The Lessee shall not take any remedial action in response to the presence of any Hazardous Materials in or about the Premises or the Building, nor enter into any settlement agreement, consent, decree or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Premises or the Building, without first notifying the Lessor of the Lessee's intention to do so and affording the Lessor ample opportunity to appear, intervene or otherwise appropriately assert and protect the Lessor's interest with respect thereto. Notwithstanding anything to the contrary contained herein or in Section 5.4, Lessee shall be permitted to use and maintain products in the Premises which are incidental to the operation of its general office use, including, without limitation, computer servers, tower and laptop personal computers, computer monitors, cell phones, telecommunications wiring and cable, photocopy supplies, secretarial supplies and limited janitorial supplies, which products contain, or are manufactured with, chemicals which are categorized as Hazardous Materials, provided Lessee handles, stores and disposes of such materials in compliance with all applicable Hazardous Materials Laws. Lessor and Lessee acknowledge that Lessor has provided Lessee, prior to Lessee’s execution of this Lease with a copy of the Phase I environmental report completed by AES Due Diligence, Inc., dated October 26, 2017.

(c) Notices. The Lessee shall immediately notify the Lessor in writing of any of the following activities relating to the Lessee's operations on the Premises: (i) any enforcement, clean-up, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws; (ii) any claim made or threatened by any person against the Lessee, the Premises or the Building relating to damage, contribution, cost recovery compensation, loss or injury resulting from or claimed to result from any Hazardous Materials in, on or removed from the Premises or the Building; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in or removed from the Premises or the Building, including any complaints, notices, warnings or asserted violations in connection therewith. The Lessee shall also supply to the Lessor as promptly as possible, and in any event within five (5) business days after the Lessee first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises, the Building or the Lessee's use thereof. The Lessee shall promptly deliver to the Lessor copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises.
(d) Indemnification of Lessor. The Lessee shall indemnify, defend, protect, and hold the Lessor, and each of the Lessor's partners, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees) for death of or injury to any person or damage to any property whatsoever arising from or caused in whole or in part, directly or indirectly, by (A) the presence in, on, under or about the Premises or the Building, or discharge in or from the Premises or the Building of any Hazardous Materials or the Lessee's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises or the Building, but only to the extent such Hazardous Materials are present as a result of actions of the Lessee, its officers, employees, invitees, assignees, contractors, or agents, or (B) the Lessee's failure to comply with any Hazardous Materials Law. The Lessee's obligations hereunder shall include, without limitation, all costs of any required or necessary repair, clean-up or detoxification or decontamination of the Premises or the Building, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration or earlier termination of the term of the Lease. For purposes of the release and indemnity provisions hereof, any acts or omissions of the Lessee, or by officers, invitees, employees, agents, assignees, contractors or subcontractors of the Lessee or others acting for or on behalf of the Lessee (to the extent any such individual is acting within the scope of his relationship with the Lessee), whether or not such acts or omissions are negligent, intentional, willful or unlawful, shall be strictly attributable to the Lessee.

Notwithstanding anything to the contrary contained herein, Lessee shall not have any liability to Lessor under this Lease resulting from any conditions existing, or events occurring, or any Hazardous Materials existing or generated, at, in, on, under or in connection with the Premises, the Building, Common Areas, or the Project prior to the Commencement Date of this Lease or for Hazardous Materials brought into the Premises, the Building, Common Areas, or the Project during the Term by Lessor, its agents, employees or contractors, or brought onto by any other party. If Hazardous Materials in violation of any laws are discovered in the Premises, the Building, Common

Areas, or the Project during the Term, and such Hazardous Materials were not caused or introduced by Lessee or persons acting by, through or under Lessee, Lessor will, if required by applicable Hazardous Materials Laws, p r o m p t l y cause such Hazardous Materials to be remediated, encapsulated, removed, or otherwise handled, at Lessor’s sole cost and expense and shall not be included in the Building or Common Area Operating Expenses.

(e) Indemnification of Lessee. The Lessor shall indemnify, defend, protect, and hold the Lessee, and each of the Lessee's shareholders, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees) for death of or injury to any person or damage to any property whatsoever arising from or caused in whole or in part, directly or indirectly, by (A) the presence in, on, under or about the Premises or the Building, or discharge in or from the Premises or the Building of any Hazardous Materials existing as of the execution of this Lease, or the Lessor's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises or the Building, or (B) the Lessor's failure to comply with Sections 5.4 and 5.5 hereof. The Lessor's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, clean-up or detoxification or decontamination of the Premises or the Building, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration or earlier termination of the term of the Lease. For purposes of the release and indemnity provisions hereof, any acts or omissions of the Lessor, or by officers, invitees, employees, agents, assignees, contractors or subcontractors of the Lessor or others acting for or on behalf of the Lessor (to the extent any such individual is acting within the scope of his relationship with the Lessor), whether or not such acts or omissions are negligent, intentional, willful or unlawful, shall be strictly attributable to the Lessor.

6. MAINTENANCE, REPAIRS AND ALTERATIONS

6.1 Lessor's Obligations. The Lessor shall cause to be maintained, in good order, condition and repair, and in similar quality and level of other comparable office buildings in Goleta, the roof structure and membrane, and exterior walls, structural walls, foundation, common and exterior windows and doors of the Building, heating, venting and air conditioning systems, all Building systems serving the Building (such as plumbing electrical, elevator, fire life and safety, sprinklers, etc.), Premises and Common Areas, and any public and common areas in the Building including restrooms (including janitorial services and supplies to the all restrooms in the Common Areas), as well as all parking areas, driveways, sidewalks, private roads or streets, landscaping and all other areas located within the Project other than areas occupied by other buildings (such non-building areas being herein referred to as "Common Areas"). The costs of such maintenance are chargeable to the Lessee pursuant and subject to Section 3.2 hereof.

6.2 Lessee's Obligations. The Lessee shall, during the term of this Lease, keep in good order, condition and repair, the interior (from the interior surface of the walls) and non-structural portion of the Premises which are below the ceiling and every part thereof, including, but not limited to, all interior windows and doors in and to the Premises. The Lessor shall incur no expense nor have any obligation of any kind whatsoever in connection with the maintenance of the interior of the Premises and the Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford the Lessee the right to make repairs at the Lessor's expense or to terminate this Lease because of any failure to keep the interior of the Premises in good order, condition and repair. Notwithstanding the foregoing, the Lessor shall be liable for maintenance or repairs which are caused by the Lessor's gross negligence. The Lessee, at Lessee’s sole cost, shall be responsible for interior janitorial services to the Premises.

6.3 Alterations and Additions.

(a) The Lessee shall not, without the Lessor's prior written consent, make any alterations, improvements, additions or utility installations in, on or about the Premises unless such work is non-structural and does not exceed TEN THOUSAND DOLLARS ($10,000); or such work is for flooring and/or painting in the Premises, in which case Lessee shall be required to provide written notice to Lessor describing the scope of the work at least 10 days prior to the commencement of such work by Lessee. For all work, and if applicable, the Lessee will provide the Lessor with as-built drawings reflecting any changes to the Premises. As used in this Paragraph 6.3, the term

"utility installations" shall include bus ducting, power panels, fluorescent fixtures, space heaters, conduits and wiring. As a condition to giving such consent to Lessee’s requested alteration, the Lessor, subject to the provisions set forth in Section 22 of this Lease in connection with Lessee’s installation of any HVAC units on the roof, may require in writing at that the time Lessor provides its approval that the Lessee (i) agree to remove any such alterations, improvements, additions or utility installations at the expiration or sooner termination of the term, and to restore the Premises to their prior condition and/or (ii) provide the Lessor, at the Lessee's sole cost and expenses, a lien and completion bond in an amount equal to one (1.0) times the estimated cost of such improvements to the extent such costs exceed the sum of $100,000, to insure the Lessor against any liability for mechanics' and materialmen's liens and to insure completion of work. Notwithstanding anything to the contrary contained herein, Lessee shall have no obligation to remove or restore at the Expiration Date or early termination of this Lease any alterations constructed by Lessee in the Premises that are considered typical office improvements in nature such as offices, conference rooms and storage rooms.

(b) All alterations, improvements and additions to the Premises shall be performed by the Lessor's contractor for the Project or other licensed contractor approved by the Lessor, which approval shall not be unreasonably withheld, delayed or conditioned. The Lessee shall pay, when due, any claims for labor or materials furnished to or for the Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein, and the Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law.

6.4 Surrender. On the last day of the term hereof, or on any sooner termination, the Lessee shall surrender to the Lessor the Premises and, subject to the provisions of Paragraph 6.3(a) hereof, all alterations, additions and improvements thereto, in the same condition as when received or made, ordinary wear and tear excepted; provided, however, that the Lessee's machinery, equipment and trade fixtures (including utility installations) which may be removed without irreparable or material damage to the Premises, shall remain the property of the Lessee and be removed by the Lessee. The Lessee shall repair any damage to the Premises occasioned by the removal of the Lessee's furnishings, machinery, equipment and trade fixtures, which repair shall include the patching and filing of holes and repair of structural damage. Lessee shall not have any obligation to restore or remove at the Expiration Date or earlier termination of this Lease any of the improvements existing in the Premises as of the Commencement Date.

6.5 Lessor's Rights. If the Lessee fails to perform the Lessee's obligations under this Article 6, the Lessor may, at its option (but shall not be required to), and with a five (5) day written notice to the Lessee, perform such obligations on behalf of the Lessee, and the cost thereof, together with interest thereon at the rate specified in Paragraph 12.2(a) hereof, shall immediately become due and payable as additional rent to the Lessor.

7. INSURANCE

Lessee, at its sole cost and expense, shall, commencing on the date Lessee is given access to the Premises for any purpose, and during the entire Term hereof, procure, pay for and keep in full force and effect:

7.1 Lessee's Insurance. Lessee shall procure and maintain throughout the Term of this Lease: (i) a commercial general liability insurance policy, including insurance against assumed or contractual liability under this Lease, for liability arising out of Lessee’s operations in, and the use, occupancy or maintenance of, the Premises and all areas appurtenant thereto, including any portion of the common areas used by Lessee, to afford protection with respect to bodily injury, death or property damage (including loss of use) of not less than One Million Dollars ($1,000,000) each occurrence/Two Million Dollars ($2,000,000) general aggregate, and in the event property of Lessee’s invitees or customers are kept in or about the Premises, warehouser’s legal liability or bailee customers insurance for the full value of the property of such invitees or customers; (ii) an all-risks property and casualty insurance (special form building and personal property coverage) policy, including theft coverage, written at replacement cost value with replacement cost endorsements, covering all of the Lessee’s property; (iii) a worker’s compensation insurance policy with applicable statutory limits, including a waiver of subrogation in favor of Lessor, (iv) automobile liability insurance with single limit coverage of at least $1,000,000 for all owned, leased/hired or non-owned vehicles, (v) an excess/umbrella liability policy “following form” of not less than Two Million Dollars ($2,000,000), including a “drop down” feature in case the limits of the primary policy are exhausted, and (vi) in the event Lessee will generate, handle or store Hazardous Materials (as defined in Section 5.4 above) at the Premises, pollution legal liability insurance of not less than One Million Dollars ($1,000,000). All such policies shall be occurrence based and shall provide primary/ non- contributory coverage to Lessor (any policy issued to Lessor providing duplicate or similar coverage shall be deemed excess over Lessee's policies), and shall be procured by Lessee from responsible insurance companies satisfactory to Lessor that are rated no less than A-, Class VII, by A.M. Best Company. All commercial general liability, automobile liability and, if applicable, warehouser’s legal liability or bailee customers insurance policies shall include an “Additional Insured Endorsement” and a “Waiver of Subrogation Endorsement” in favor of Lessor, its affiliated companies, as well as the employees, officers, directors and agents of such companies and any other designees of Lessor. The limits and types of insurance maintained by Lessee shall not limit Lessee’s liability under this Lease. Lessor may also require all contractors performing work at the Premises for Lessee to provide in addition to the insurance coverages referenced above such other insurance in amounts and types and with such companies as may be reasonably requested by Lessor, including, without limitation, construction all risk/builder’s risks (including loss of revenue) insurance, professional errors and omissions liability insurance, and insurance covering such contractor’s equipment and tools. Certificates of insurance in a form reasonably satisfactory to Lessor, or certified copies of the policies, shall be furnished to Lessor or Lessor’s designee (e.g. myCOI) in a manner designated by Lessor on or before the earlier of the Commencement Date or ten (10) days after execution of the Lease, reflecting the limits and endorsements required herein, and renewal certificates or certified copies of renewal policies shall be delivered to Lessor or its designee at least ten (10) days prior to the expiration date of any policy. If available to Lessee, each policy shall require notice of nonrenewal to Lessor and shall further provide that it may not be altered or canceled without thirty (30) days prior notice to Lessor. Notwithstanding the foregoing, Lessee shall provide notice within thirty (30) days to Lessor if any policy for insurance that Lessee is required to maintain under this Lease is altered and such alteration does not comply with the Lease requirements, or is canceled. Lessor agrees to cooperate with Lessee to the extent reasonably requested by Lessee to enable Lessee to obtain such insurance. Lessor shall have the right to require increased limits and/or specific additional coverages if, in Lessor’s reasonable judgment, either is necessary. If Lessee fails to comply with the foregoing requirements relating to insurance, Lessor may, following ten (10) days written notice to Lessee, obtain such insurance and Lessee shall pay to Lessor within thirty (30) days of receipt of invoice the premium cost thereof.

7.2 Lessor's Rights. If the Lessee fails to procure, maintain and/or pay for at the times and for the durations specified in this Lease, the insurance required hereunder, or fails to carry insurance required by any governmental requirement, the Lessor may (but without obligation to do so), and with twenty-four (24) hours advance notice to the Lessee, perform such obligations on behalf of the Lessee, and the cost thereof, together with interest thereon at the rate specified in Paragraph 12.2(a) hereof, shall immediately become due and payable as additional rent to the Lessor.

7.3 Lessor's Insurance. Lessor shall, at all times during the Term of this Lease, insure the Building of which the Premises form a part against loss or damage to the Building/Center with coverage for perils as set forth under the “Causes of Loss-Special Form” or equivalent property insurance policy in an amount equal to the full insurable replacement cost of the Building/Center (excluding coverage of Lessee’s personal property and any alterations by Lessee), and such other insurance, including liability and rent loss coverage, as Lessor may reasonably deem appropriate.

7.4 Indemnification. To the fullest extent permitted by law, the Lessee, except for Lessor’s or Lessor’s partners, employees, agents, contractors, successors and assigns gross negligence, willful acts or misconduct, shall defend, indemnify and hold harmless the Lessor from and against any and all claims arising from the Lessee's use of the Premises or the conduct of its business or from any activity, work or thing done, permitted or suffered by the Lessee, its agents, contractors, employees or invitees in or about the Premises, and shall further defend, indemnify and hold harmless the Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on the Lessee's part to be performed hereunder, or arising from any act, neglect, fault or omission of the Lessee, or of its agents, employees, or invitees, and from and against all costs, reasonable attorney's fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought thereon. In case any action or proceeding be brought against the Lessor by reason of any such claim, the Lessee, upon notice from the Lessor, shall defend the same at the Lessee's expense by counsel reasonably approved in writing by the Lessor.

Except for claims waived in Sections 7.5 and 7.6 below, and except for Lessee’s or Lessee’s partners, employees, agents, contractors, successors and assigns negligence, willful acts or misconduct, Lessor shall defend, indemnify and hold harmless the Lessee from and against any and all claims arising from the acts or omissions of Lessor, its employees or agents on or about the Premises, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought thereon. In case any action or proceeding be brought against the Lessee by reason of any such claim, the Lessor, upon notice from the Lessee, shall defend the same at the Lessor's expense by counsel reasonably approved in writing by the Lessee.

7.5 Exemption of Lessor from Liability. Except for Lessor’s or Lessor’s partners, employees, agents, contractors, successors and assigns gross negligence, willful acts or misconduct, Lessor shall not be liable for injury to the Lessee's business or any loss of income therefrom or for damage to the property of the Lessee, the Lessee's employees, invitees, customers or any other person in or about the Premises, nor shall the Lessor be liable for injury to the person of the Lessee, the Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, explosion, falling plaster, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Building, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible. The Lessor shall not be liable for incorporeal hereditaments including interference or obstruction of light, air or view. The Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of the Building or the other portions of the Project.

7.6 Release. Notwithstanding any provision to the contrary contained herein, each party hereto hereby releases any and every claim which arises or may arise in its favor and against the other party hereto and/or such party's agents, directors, officers, shareholders, partners, employees and affiliates during the Lease Term or any extension or renewal thereof for any and all injury, loss or damage to persons or property (regardless of whether such injury, loss or damage is the result of or caused by the negligent acts or omissions of the released party or any strict liability) arising from any cause that (a) would be insured against under the terms of any property or workers compensation insurance required to be carried hereunder; or (b) is insured against under the terms of any property or workers compensation insurance actually carried, regardless of whether it is required hereunder. This waiver and release is effective regardless of whether the releasing party actually maintains the insurance described above in this Section 7 and is not limited to the amount of insurance actually carried, or to the actual proceeds received after a loss. Each party shall have its insurance company that issues its property and/or workers compensation coverage waive any rights of subrogation, and shall have the insurance company include an endorsement acknowledging this waiver, if necessary. Lessee assumes all risk of damage of Lessee’s property within the Property, including any loss or damage caused by water leakage, fire, windstorm, explosion, theft, act of any other Lessee, or other cause.

8. DAMAGE OR DESTRUCTION

8.1 Partial Damage. If the Premises, or so much of the Building as to cause the Premises to be uninhabitable, are damaged by any casualty, and the damage (exclusive of any property or improvements installed by the Lessee in the Premises) can be repaired within one hundred and fifty (150) days without the payment of overtime, the Lessor shall, at the Lessor's expense, repair such damage (exclusive of any property of the Lessee or improvements installed by the Lessee in the Premises) as soon as practicable within said one hundred and fifty (150) day period, and this Lease shall continue in full force and effect. If the Premises, or so much of the Building as to cause the Premises to be uninhabitable, are damaged by any casualty, and the damage (exclusive of any property of the Lessee or improvements installed by the Lessee in the Premises) cannot be repaired within one hundred and fifty (150) days without the payment of overtime or other premiums, the Lessor or the Lessee may, at either party's option, either (i) repair such damage as soon as practicable at the Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to the other party within thirty (30) days after the date of the occurrence of such damage of the party's intention to terminate this Lease, in which event this Lease shall terminate as of the date of the occurrence of such damage.

8.2 Damage Near End of Term. If the Premises, or so much of the Building as to cause the Premises to be uninhabitable, are damaged during the last six (6) months of the term of this Lease, or any renewal thereof, the Lessor may, at the Lessor's option, terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of the Lessor's election to do so within thirty (30) days after the date of occurrence of such damage; provided, however, that if the term of this Lease has been extended for any reason whatsoever, the Lessor's right to terminate this Lease shall only apply during the last six (6) months of the then current term of this Lease.

8.3 Abatement of Rent; Lessee's Remedies.

(a) If Lessor is obligated or elects to repair the Premises as provided above, the rent payable for the period during which such repair continues shall be abated, in proportion to the degree to which the Lessee's use of the Premises is impaired. Except for such abatement, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration. In the event Lessor exercises its rights to continue the Lease as provided in Section 8.1 above, and less than one hundred percent (100%) of the Premises is usable by Lessee, the rent will continue to be abated to the extent not repaired until the entire Premises is restored.

(b) If Lessor is obligated or elects to repair the Premises as provided above, but does not commence such repair within ninety (90) days after such obligation shall occur, subject to any extension or up to another ninety (90) days for delays beyond the reasonable control of Lessor, Lessee may, at Lessee's option, terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration, in which event this Lease shall terminate as of the date of such destruction.

8.4 Insurance Proceeds Upon Termination. If this Lease is terminated pursuant to any right given the Lessee or the Lessor to do so under this Article 8, all insurance proceeds payable under Article 7 with respect to the damage giving rise to such right of termination shall be paid to the Lessor and any encumbrances of the Premises, as their interests may appear.

8.5 Restoration. The Lessor's obligation to restore shall not include the restoration or replacement of the Lessee's furnishings, machinery, equipment, trade fixtures or other personal property or any improvements or alterations made by the Lessee to the Premises.

Notwithstanding anything to the contrary contained in this Section 8, in the event that the repairs are not completed by Lessor and the Premises are not delivered to Lessee in the same condition as the condition of the Premises prior to the date of the casualty or damage within one hundred and eighty (180) days following the date of the casualty or damage, Lessee, at Lessee’s sole option, shall have the right to terminate this Lease by providing written notice to Lessor in which event this Lease shall terminate as of the date set forth in such notice.

9. PERSONAL PROPERTY TAXES

The Lessee shall pay prior to delinquency all taxes assessed against, levied upon or attributable to its furnishings, machinery, equipment, trade fixtures or other personal property contained in the Premises or elsewhere and, if required, all improvements to the Premises made by Lessee after the Commencement Date, provided, however, that nothing contained herein shall require the Lessor to insure the accuracy of any segregation of the same for purposes of Section 3.4(b) hereof. When practicable, and if required in writing by Lessor, the Lessee shall cause said furnishings, machinery, equipment, trade fixtures and all other personal property to be assessed and billed separately from the real property of the Lessor.

10. UTILITIES AND SERVICES

Subject to the terms and conditions of this Lease including any Force Majeure events as described in Section 17.27 below, and the obligations of Lessee as set forth hereinbelow, and as part of the Building Operating Expenses, Lessor shall furnish or cause to be furnished to the Premises the following utilities and services:

(a) Lessor shall make the elevator of the Building available for Lessee's non-exclusive use, twenty- four (24) hours per day, subject to shut downs for maintenance, inspection and matters reasonably outside Lessor’s control.

(b) Lessor, as part of the Building Operating Expenses, shall furnish HVAC service to the Premises for the comfortable and normal occupancy of the Premises, consistent with similar office buildings in Goleta, twenty-four (24) hours per day and Lessee shall have control over the second floor thermostats. The electrical service for the HVAC system servicing the Premises is separately metered and Lessee shall pay for such consumption of electricity based on the readings from such separate meter or sub-meter without any mark-up (except for the property management fee) or profit by the Lessor.

(c) Lessor shall furnish to the Premises twenty-four (24) hours per day, electrical service for office space and to support Lessee’s plan and layout set forth in Exhibit A attached hereto. Said electrical service shall be for power (plugs) and lighting servicing the entire Premises and is separately metered and Lessee shall pay for such consumption of electricity based on the readings from such separate meter or sub-meter without any mark-up (except for the property management fee) or profit by the Lessor. Lessor shall also furnish water to the Premises twenty-four (24) hours per day for drinking and lavatory purposes in any sinks and restrooms installed in the Premises as part of Lessor’s Work (as defined below), and in any restrooms in the Common Aras of the Building, in such commercially reasonable quantities as required in Lessor's judgment for the comfortable and normal use of the Premises.

(d) Lessor shall furnish janitorial services to the Common Areas including the restrooms five (5) days per week (excluding nationally or state recognized Holidays). Lessor shall provide exterior window cleaning which shall be done only by Lessor, at such time and frequency as determined by Lessor at Lessor's reasonable discretion provided that such exterior windows are maintained clean and consistent with other similar office buildings in the Goleta area.

(e) Lessor may provide security service or protection at the Building and/or the Project as part of the Building Operating Expenses, in any manner deemed reasonable by Lessor at Lessor’s sole discretion, from the Commencement Date throughout the Term.

The costs of all Building and Project services set forth above shall be included in the Building or Common Area Operating Expenses and all charges with respect to utilities shall be included only once in the Utilities Expenses, Building Operating Expenses or Common Area Operating Expenses as applicable.

Commencing on the first day of the Early Occupancy Period, Lessee shall pay for all water, gas, heat, light, power, janitorial services and other utilities and services supplied to the Premises (collectively and referred to as the “utilities”, “Utilities”, or “Utility Expenses”), together with any taxes thereon in connection with the Initial Premises. Lessor and Lessee acknowledge that the Utilities are not separately metered as of the date of this Lease and such services shall be charged to the Lessee, and the Lessee shall pay a pro rata proportion, as part of operating expenses or Utility Expenses, based on leasable area of the applicable Premises. Lessor and Lessee acknowledge that as of the date of this Lease, Lessee’s share of Utility Expenses for the first month of the Term in connection with the Initial Premises is set forth in Section 4 of the Basic Lease Provisions. Commencing on the first day of the Early Occupancy Period, Lessee shall pay $2,835.94 ($0.17/sf) monthly for its estimated share of utility expenses in connection with the Initial Premises. Commencing January 1, 2019 and provided that Lessor has delivered possession of the Expansion Premises as required herein, Lessee shall pay monthly for its then estimated share of utility expenses on the full expanded Premises. Lessor shall not be liable in damages or otherwise unless due to the Lessor's gross negligence for any failure or interruption of any utility services being furnished to the building and no such failure or interruption shall entitle the Lessee to terminate this Lease. In no event shall the Lessor be liable for any such failure or interruption caused by the exercise of governmental authority, strikes, riots, acts of God, war, adverse weather conditions, fire, flood or casualties or acts of third parties beyond the Lessor's control. The operation and control of utilities, air conditioning and any other energy system is subject to compliance with any government authority governing the regulation and use of energy systems within the commercial office or industrial building structure. The Lessee shall not subject any of the mechanical, electrical, plumbing, sewer or other utility or service systems or equipment to exercise or use which causes damage to said systems or equipment. Any such damages to equipment caused by the Lessee overloading such equipment shall be rectified by the Lessee, or may, at the Lessor's option, be rectified by the Lessor, at the Lessee's sole cost and expense. Notwithstanding anything to the contrary contained herein, Lessee and Lessor hereby acknowledge that the electrical servicing the Premises for HVAC, lighting and power (plugs) is separately metered or sub-metered and Lessee shall pay for such service as set forth above. In addition, as part of Lessee’s share of Utility Expenses, Lessee shall pay for its proportionate share of the electrical costs for the Common Areas which shall be reasonably and equitably calculated by Lessor. Additionally, Lessee shall pay 100% of any electrical cost associated with Lessee’s charging stations. Notwithstanding anything to the contrary herein, Lessor shall adjust the amount of the monthly estimated share of Utility Expenses annually based on the actual costs of the previous year’s Utility Expenses, pursuant to the terms set forth in this Lease.

Notwithstanding anything to the contrary contained in this Lease, if any utility service to the Premises is interrupted for any period greater than seven (7) consecutive days due solely to Lessor’s gross negligence or willful misconduct, and such interruption or failure prevents Lessee’s use of the Premises for the purposes allowed by this Lease, then as liquidated damages for such interruption or failure, Base Rent and Additional Rent payable hereunder, or a portion thereof in the proportion that the rentable square feet of the portion of the Premises that Lessee is prevented from using, and does not use, bears to the total rentable square feet of the Premises, shall be abated for each day after such seven (7) day period that such interruption or failure continues. If Lessee’s right to abatement occurs because of a damage or destruction pursuant to Section 8 in this Lease or an event of eminent domain pursuant to Section 13 in this Lease, then this paragraph shall not be applicable and such abatement rights shall be governed by Section 8 and Section 13 respectively, and not this Section 10.

11. ASSIGNMENT AND SUBLETTING

11.1 Lessee shall not voluntarily or by operation of law sublet, assign, transfer, mortgage or otherwise encumber, or grant concessions, licenses or franchises with respect to all or any part of Lessee's interest in this Lease or the Premises without the prior written consent of Lessor, which shall not be unreasonably withheld, delayed or conditioned. If Lessee desires at any time to assign this Lease or to sublet the Premises or any portion thereof, it shall first notify Lessor of its desire to do so and shall submit in writing to Lessor (i) the name of the proposed sublessee or assignee; (ii) the nature of the proposed sublessee's or assignee's business to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease or assignment; (v) such reasonable financial information as the Lessor may request concerning the proposed sublessee or assignee, including, but not limited to, a balance sheet as of a date within ninety (90)days of the request for Lessor's consent, statements of income or profit and loss for the two (2) year period preceding the request for Lessor's consent or for the available period, and a written statement in reasonable details as to the business experience of the proposed sublessee or assignee during the five (5) years preceding the request for the Lessor's consent or for the available period; and (vi) the name and address of sublessee's or assignee's present or previous landlord, if available. Any sublease, license, concession, franchise or other permission to use the Premises shall be expressly subject and subordinate to all applicable terms and conditions of this Lease. Any purported or attempted assignment, transfer, mortgage, encumbrance, subletting, license, concession, franchise or other permission to use the Premises contrary to the provisions of this paragraph shall be void.

11.2 Notwithstanding anything to the contrary contained herein, the use by, nor the subletting or assignment to, (i) a parent or subsidiary of Lessee; (ii) any person or entity which controls, is controlled by or under common control with Lessee; (iii) any entity which purchases all or substantially all of the assets or stock of Lessee, (iv) any entity into which Lessee is merged or consolidated; (v) any entity which results from the merger or consolidation of entities which control, are controlled by or under common control with Lessee; (vi) any subsidiary, any subsidiary of such subsidiary or an affiliate of Lessee (collectively “Affiliate”) of all or a portion of the Premises, or the Lease shall not be deemed an assignment, sublease or transfer under the Lease, and shall not require Lessor’s consent, but Lessee shall notify Lessor in writing of such sublease or assignment to an Affiliate; and shall not relieve Lessee from primary liability and its obligations under the Lease.

11.3 No subletting, assignment, license, concession, franchise or other permission to use the Premises shall relieve the Lessee of its obligations to pay the rent or to perform all of the other obligations to be performed by the Lessee hereunder. The acceptance of rent by the Lessor from any other person shall not be deemed to be a waiver by the Lessor of any provisions of this Lease.

11.4 At any time within ten (10) days after the Lessor's receipt of the information specified in Section 11.1 above, the Lessor may by written notice to the Lessee elect (a) to sublease the Premises or the portion thereof so proposed to be subleased by the Lessee, or to take an assignment of the Lessee's leasehold estate hereunder, upon the same terms as those offered to the proposed sublessee or assignee, as the case may be; or (b) to terminate this Lease as to the portion (including all) of the Premises so proposed to be subleased or assigned, with a proportionate abatement in the rent payable hereunder; (c) disapprove such assignment or subletting, (d) provide its written consent to Lessee of such proposed sublease or assignment. If the Lessor does not act within twenty (20) days, such failure to act is deemed an approval of such request for assignment or subletting.

11.5 Each assignee or transferee, other than Lessor, shall assume all obligations of Lessee under this Lease and shall be and remain liable jointly and severally with Lessee for the payment of the rent, and for the due performance of all the terms, covenants, conditions and agreements to be performed by the Lessee hereunder; provided, however, that a transferee other than an assignee shall be liable to the Lessor for rent only in the amount set forth in the assignment or transfer. No assignment shall be binding on the Lessor unless such assignee or Lessee shall deliver to the Lessor a counterpart of such assignment and an instrument in recordable form which contains a covenant of assumption by such assignee satisfactory in substance and form to the Lessor, consistent with the requirements of this Section 11.5.

11.6 Consent by Lessor to any subletting or assignment (except to an Affiliate) shall be conditioned upon payment by Lessee to Lessor of fifty percent (50%) of all "Transfer Consideration" (as hereafter defined) received or to be received, directly or indirectly, by the Lessee on account of such assignment or subletting. Transfer Consideration shall be paid to the Lessor within 30 days following the date that Lessee receives the same. Failure to pay the Lessor the Transfer Consideration, or any portion or installment thereof, shall be deemed a default under this Lease, entitling the Lessor to exercise all remedies available to it under law including, but not limited to, those specified in Article 12 of this Lease. "Transfer Consideration" shall only mean a) in the case of a subletting, any consideration paid or given, directly or indirectly, by the sublessee to the Lessee pursuant to the sublease for the use of the Premises, or any portion thereof, over and above the rent and any additional rent, however denominated, in this Lease, payable by the Lessee to the Lessor for the use of the Premises (or portion thereof), prorating as appropriate the amount payable by the Lessee to the Lessor under this Lease, if less than all of the Premises is sublet, net of broker's fees and commissions, and (b) in the case of an assignment only, any consideration paid or given, directly or indirectly, by the sublessee or assignee to the Lessee in exchange for entering into the sublease or assignment, but shall not include reimbursement for any security deposit, reimbursement of any improvements, fixtures or furnishings installed in the Premises by the Lessee or any payment for personal property of the Lessee not in excess of the Lessee's book value thereof net of broker's fees and commissions. As used herein, Transfer Consideration shall include consideration in any form, including, but not limited to, money, property, assumption of liabilities other than those arising under this Lease, discounts, services, credits or any other item or thing of value; less any fees or monies incurred by Lessee for broker fees or commissions, marketing fees, free rent, legal fees, and tenant improvements, prorated over the sublease term (the “Transfer Consideration Deductions”). The Lessor shall be entitled to be paid in cash in an amount equivalent to the aggregate of the cash portion of the Transfer Consideration and the value of any non-cash portion of the Transfer Consideration within 30 days following the Lessee’s receipt of said Transfer Consideration. If any Transfer Consideration is to be paid or given in installments, the Lessee shall pay each such installment to Lessor within 30 days following the Lessee’s receipt of said Transfer Consideration. Notwithstanding the foregoing, Transfer Consideration shall not include the proceeds from the sales of stock by the Lessee or its shareholders, and the Lessor and the Lessee agree that this provision is only intended to apply to any profit realized by the Lessee from the increased rental value of the office space which constitutes the Premises, and not from any profit realized in any kind of sale or merger or stock or debt offering, or any similar corporate transaction by the Lessee.

11.7 The Lessee shall reimburse the Lessor for the Lessor's reasonable costs and attorneys' fees incurred in conjunction with the processing and documentation of any assignment, subletting, transfer, change of ownership or hypothecation of this Lease or the Lessee's interest in the Premises not to exceed $2,500 per each request made by Lessee.

12. DEFAULTS; REMEDIES

12.1 Default by Lessee. The occurrence of any one or more of the following events shall constitute a default of this Lease by the Lessee:

(a) The vacating or abandonment of the Premises by the Lessee combined with the failure to pay rent;

(b) The failure of the Lessee to make any payment of rent or any other payment required to be made by the Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from the Lessor to the Lessee; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161;

(c) The failure by the Lessee to observe or perform any of the covenants, conditions or provisions of this Lease (or the covenants, conditions and restrictions governing the Project) to be observed or performed by the Lessee, other than described in Paragraph 12.1(b) hereof, where such failure shall continue for a period of thirty (30) days after written notice thereof from the Lessor to the Lessee; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161; provided, further, that if the nature of the Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then the Lessee shall not be deemed to be in default if the Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion; or

(d) The making by the Lessee of any general assignment or general arrangement for the benefit of creditors; the filing by or against the Lessee of a petition to have the Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy(unless, in the case of a petition filed against the Lessee, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of the Lessee's assets located at the Premises, or of the Lessee's interest in this Lease, where possession is not restored to the Lessee within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of the Lessee's assets located at the Premises or of the Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days.

12.2 Remedies for Default by Lessee. In the event of any such default, Lessor may at any time thereafter, upon notice and demand and without limiting Lessor in the exercise of any other right or remedy which Lessor may have by reason of such default or breach:

(a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event, Lessor shall be entitled to recover from Lessee:

(1) The worth at the time of award of the unpaid rent which has been earned at the time of termination;

(2) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided;

(3) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and

(4) Any other amount necessary to compensate the Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to: the cost of recovering possession of the Premises, expenses of releasing including necessary renovation and alteration of the Premises, reasonable attorneys' fees and any other reasonable cost. The "worth at the time of award" of the amounts referred to in subparagraphs (1) and (2) above shall be computed by allowing interest at two (2) percentage points above the discount rate of the Federal Reserve Bank of San Francisco at the time of the award. The "worth at the time of award" of the amount referred to in subparagraph (3) above shall be computed by discounting such amount at three (3) percentage points above such discount rate.

(b) Suspend or discontinue the services specified in Article 10 above, or any thereof, during the continuance of any such default and any such suspension or discontinuance shall not be deemed or construed to be an eviction or ejection of the Lessee.

(c) Require the Lessee to make payment of all rental obligations in cash or by certified cashier's check.

(d) Pursue any other remedy now or hereafter available to the Lessor under the laws or judicial decisions of the State of California, including, but not limited to, the remedy provided in California Civil Code Section 1951.4 to continue this Lease in effect.

(e) The Lessor, in addition to the rights hereinbefore given in the case of the
Lessee's breach or default, may pursue any other remedy available to the Lessor at law or in equity.

12.3 Default by Lessor. The Lessor shall not be in default of any of the obligations of the Lessor under the Lease, unless the Lessor fails to perform such obligations within a reasonable time, but in no event more than thirty (30) days after written notice by the Lessee to the Lessor specifying wherein the Lessor has failed to perform such obligations; provided, however, that if the nature of the Lessor's default is such that more than thirty (30) days are required for its cure, the Lessor shall not be in default if the Lessor commences such cure within such thirty (30) day period and thereafter diligently prosecutes the same to completion. In the event of any such default by the Lessor, the Lessee may pursue any remedy now or hereafter available to the Lessee under the laws of judicial decisions of the State of California, except that the Lessee shall not have the right to terminate this Lease except as expressly provided herein nor to set off against any payments due under this Lease. The Lessee waives any right to deduct the expenses of repairs done by the Lessee on the Lessor’s behalf from the rent and waives, except as herein provided, any of the Lessor’s obligations for tenantability of the Building or the Premises.

In the case of an emergency, or if Lessor has not completed a repair or maintenance that is required under the Lease within 30 days following Lessee’s notice to Lessor (except that such 30 days shall be extended on day for day basis due to Force Majeure), that prevents Lessee’s occupancy or use of the Premises or parking area, Lessee may make or complete any such Lessor responsible repair or maintenance and submit the invoice for same to Lessor for reimbursement to Lessee of Lessee’s reasonable actual costs incurred with such repair or maintenance, and said reimbursement shall be paid to Lessee within 30 days following Lessor’s receipt of Lessee’s invoice accompanied by receipts or other evidence of such costs, proof of payment thereof and lien waivers from any contractors and/or materialmen.

12.4 Late Charges. Lessee acknowledges that the late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor, or Lessor's designee, within ten (10) days after the same is due, Lessee shall pay to the Lessor a late charge equal to five percent (5%) of such overdue amount, monthly, until such overdue amount is paid. Lessee acknowledges that such late charge represents a fair and reasonable estimate of the cost that Lessor will incur by reason of a late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amounts nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

13. CONDEMNATION OR RESTRICTION ON USE

13.1 Eminent Domain. If the whole of the Premises, or so much thereof as to render the balance unusable by the Lessee, shall be taken under power of eminent domain, this Lease shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, whichever is earlier. No award for any partial or entire taking shall be apportioned, and the Lessee hereby assigns to the Lessor any award which may be made in such taking or condemnation, together with any and all rights of the Lessee now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give the Lessorany interest in or to require the Lessee to assign to the Lessor any award made to the Lessee for its relocation expenses, the taking of personal property and fixtures belonging to the Lessee, the interruption of or damage to the Lessee's business and/or for the Lessee's unamortized cost of leasehold improvements. The unamortized portion of the Lessee's expenditures for improving the Premises shall be determined by multiplying such expenditures by a fraction, the numerator of which shall be the number of years of the term of this Lease which shall not have expired at the time of such appropriation or taking and the denominator of which shall be the number of years of the term of this Lease which shall not have expired at the time of improving the Premises. In no event shall options to renew or extend be taken into consideration in determining the payment to be made to the Lessee. The Lessee's right to receive compensation or damages for its fixtures and personal property shall not be affected in any manner thereby.

13.2 Abatement of Rent. In the event of a partial taking which does not result in a termination of this Lease, rent shall be abated in proportion to that part of the Premises so made unusable by the Lessee.

13.3 Temporary Taking. No temporary taking of the Premises and/or of the Lessee's rights therein or under this Lease that are less than 180 days shall terminate this Lease or give the Lessee any right to any abatement of rent hereunder; and any award made to the Lessee by reason of any such temporary taking shall belong entirely to the Lessee and the Lessor shall not be entitled to share therein. Any temporary taking of the Premises and/or of the Lessee's rights therein or under this Lease that are longer than 180 days shall terminate this Lease or give the Lessee a right to an abatement of rent hereunder.

13.4 Voluntary Sale as Taking. A voluntary sale by the Lessor to any public body or agency having the power of eminent domain, under threat of condemnation while condemnation proceedings are pending, shall be deemed to be a taking under the power of eminent domain for the purpose of this Article 13.

14. BROKERS

Lessee and Lessor represent and warrant that the parties have neither incurred nor are aware of any other brokers (except for the Brokers set forth in Section 7 of the Basic Lease Provisions) and/or broker's, finder's, or similar fee in connection with the origin, negotiation, execution or performance of this Lease and agree to indemnify and hold harmless the other party from any loss, liability, damage, cost or expense incurred by reason of a breach of this representation. Lessor shall pay all the fees and commission to the Brokers in connection with this Lease pursuant to a separate agreement between Lessor and Lessor’s Broker.

15. LESSOR'S LIABILITY

15.1 The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a Lessee's interest in a ground lease of the Building. In the event of any transfer of such title or interest, the Lessor herein named (and in case of any subsequent transfers, the then grantor) shall be relieved from, and after the date of such transfers of all liability for the Lessor's obligations thereafter to be performed; provided, however, that any funds in the hands of the Lessor or the then grantor at the time of such transfer (including the Security Deposit and the Letter of Credit) in which the Lessee has an interest shall be delivered to the grantee. The obligations contained in this Leaseto be performed by the Lessor shall, subject as aforesaid, be binding on the Lessor's successors and assigns only during their respective periods of ownership.

15.2 The initial Lessor hereunder is a joint venture operating as a California partnership. In consideration of the benefits accruing hereunder, the Lessee, its successors and assigns, agree that, in the event of any actual or alleged failure, breach or default hereunder by the initial Lessor:

(a) The sole and exclusive remedy shall be against the assets of the joint venture;

(b) No joint venturer shall be sued or named a party in any suit or action (except as may be necessary to secure jurisdiction of the joint venture);

(c) No service of process shall be made against any joint venturer (except as may be necessary to secure jurisdiction of the joint venture); service of process;

(d) No joint venturer shall be required to answer or otherwise plead to any

(e) No judgment will be taken against any joint venturer;

(f) Any judgment taken against any joint venturer may be vacated and set aside at any time nunc pro tunc; venturer; and

(g) No writ of execution will ever be levied against the assets of any joint

(h) These covenants and agreements are enforceable by the Lessor and also by any joint venturer thereof.

16. PARKING

During the term of this Lease, the Lessee shall have the right in common (except for Lessee’s 6 reserved parking spaces which shall be Lessee or Lessee’s visitors exclusive use) with other tenants of the Building (if any), to use the parking area available to tenants of the Building. The Lessee's use of such parking facilities or that of its invitees shall be limited to a maximum of the number of parking spaces shown in Item 8 of the Basic Lease Provisions (but such space will not be separately identified and the Lessor shall have no obligation to monitor the use of such parking facility except as set forth in this Lease and except for the 6 reserved parking spaces which shall be marked with Lessee’s name), and shall be subject to such rules and regulations as may be established, from time to time, by the Lessor for the effective use of such parking facilities. Such rules and regulations may include, but shall not be limited to, designation of specific areas for use by invitees of the Lessee and the Lessor; hours during which parking shall be available for use; parking attendants; a parking validation or other control system to prevent parking abuse; and such other matters affecting the parking operation to the end that said facilities shall be utilized to maximum efficiency and in the best interest of the Lessor, the Lessee and their respective invitees. The Lessor may temporarily close any part of the Common Area for such periods of time as may be necessary to prevent the public from obtaining prescriptive rights or to make repair or alterations subject to the terms in this Lease. The Lessor shall not have any express or implied obligation to enforce or police the parking lot usage except as otherwise set forth in the Lease. The Lessee's right to use any area for parking purposes shall be subject to restrictions or other limitations resulting from any laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and no such event shall in any way affect this Lease, abate rent, relieve the Lessee of any liabilities or obligations under this Lease, or give rise to any claim whatsoever against the Lessor; specifically, the Lessee's right to use any area for parking purposes shall be subject to any preferential parking program for participants in any ridesharing program established by the Lessor, except as otherwise set forth in this Lease, and provided any such programs do not diminish Lessee’s parking spaces and rights under the Lease. If the Lessor reasonably determines that the Lessee is regularly using in excess of the number of parking spaces specified in Item 8 of the Basic Lease Provisions, the Lessor may, in addition to any other remedy, impose a reasonable charge for such excess usage, payable by the Lessee within 20 days following Lessee’s receipt of Lessor’s written notice and invoice; provided however that if Lessee ceases any such excess usage within 2 days following Lessor’s written notice, no payment shall be due by Lessee.

17. GENERAL PROVISIONS

17.1 Estoppel Certificate

(a) The Lessee shall at any time, and from time to time, upon not less than ten (10) business days' prior written notice from the Lessor, execute, acknowledge and deliver to the Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are no, to the Lessee's actual knowledge, uncured defaults on the part of the Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

(b) The Lessee's failure to deliver such statement within such time shall be conclusive upon the Lessee that (i) this Lease is in full force and effect without modification except as may be represented by the Lessor, (ii) there are no uncured defaults in the Lessor's performance, and (iii) not more than one (1) month's rent has been paid in advance.

(c) If the Lessor desires to finance or refinance the Premises, or any part thereof, the Lessee shall deliver to any lender designated by the Lessor such financial statements of the Lessee as may be reasonably required by such lender, prepared by Lessee in its customary course of business, and in no event more than twice per each calendar year. All such financial statements shall be received by the Lessor in confidence and shall be used only for the purposes herein set forth, and shall be delivered to Lessor subject to Lessor and Lessee first executing a mutually agreed and commercially reasonable non-disclosure agreement.

17.2 Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

17.3 Time of Essence. Time is of the essence in the performance of all terms and conditions of this Lease in which time is an element.

17.4 Captions. Article and paragraph captions have been inserted solely as a matter of convenience and such captions in no way define or limit the scope or intent of any provision of this Lease.

17.5 Notices. Any notice required or permitted to be given hereunder shall be in writing and shall be deemed to be delivered and received (a) when personally delivered, or (b) on the second business day after the date on which deposited in the United States mails, certified or registered mail, postage prepaid, return receipt requested, addressed to the Lessor and the Lessee respectively at the addresses set forth below their signatures to the Basic Lease Provisions, or to such other or additional persons or at such other addresses as may, from time to time, be designated in writing by the Lessor or the Lessee by notice pursuant hereto.

17.6 Waivers. No waiver of any provision hereof shall be deemed a waiver of any other provision hereof. Consent to or approval of any act by one of the parties hereto shall not be deemed to render unnecessary the obtaining of such party's consent to or approval of any subsequent act. The acceptance of rent hereunder by the Lessor shall not be a waiver of any preceding breach by the Lessee of any provision hereof, other than the failure of the Lessee to pay the particular rent so accepted, regardless of the Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

17.7 Holding Over. If the Lessee holds over after the expiration or earlier termination of the term hereof without the express written consent of the Lessor, the Lessee shall become a tenant at sufferance only at One Hundred and Twenty-Five Percent (125%) of the monthly rent for the Premises then in effect for the Premises, in effect upon the date of such expiration or earlier termination (subject to adjustment as provided in Article 3 hereof and prorated on a daily basis), and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by the Lessor of rent after such expiration or earlier termination shall not constitute a consent to a holdover hereunder or result in a renewal. The foregoing provisions of this paragraph are in addition to and do not affect the Lessor's right of re-entry or any other rights of the Lessor hereunder or as otherwise provided by law.

17.8 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

17.9 Inurement. Subject to any provisions hereof restricting assignment or subletting by the Lessee and subject to the provisions of Article 15 hereof, the terms and conditions contained in this Lease shall bind the parties, their personal representatives, successors and assigns.

17.10 Choice of Law. This Lease shall be governed by the laws of the State of California.

17.11 Subordination. This Lease shall, at the Lessor's option, be either superior or subordinate to mortgages or deeds of trust on the Premises, whether now existing or hereinafter created and subject to receipt by the Lessee of a non-disturbance agreement from such lender(s). The Lessee shall, within 10 business days following written demand by the Lessor, execute such commercially reasonable instruments as may be required, from time to time, to subordinate the rights and interest of the Lessee under this Lease to the lien of any mortgage or deed of trust on the Building; provided however that such instruments shall be subject to Lessor’s Conditions. No such instruments shall waive any rights of Lessee, or increase any of Lessee’s obligations, under this Lease. Notwithstanding any such subordination, so long as the Lessee is not in default hereunder, this Lease shall not be terminated or the Lessee's quiet enjoyment of the Premises disturbed in the event such mortgage or deed of trust is foreclosed. In the event of such foreclosure, the Lessee shall thereupon become a Lessee of, and attorn to, the successor in interest to the Lessor on the same terms and conditions as are contained in this Lease.

Notwithstanding the foregoing, Lessor shall provide Lessee with a Non-Disturbance and Subordination agreement in a commercially reasonable form from any future mortgages, ground lessors or other financing entities as a condition precedent to any future subordination of the Lease.

Lessor agrees that all of Lessee’s machinery, equipment, inventory, or other personal property (“Lessee’s Property”) which may be located on the Premises shall remain the personal property of the Lessee and shall not become a fixture or part of the realty notwithstanding anything to the contrary set forth in the Lease or that may be implied by law from the mode of attachment, installation or otherwise. Lessor further agrees that any lien or security interest Lessor may claim against any of Lessee’s Property is subordinated to any lien or security interest now or subsequently held by Lender in any of such property. Upon request, Lessor agrees to execute a commercially reasonable subordination agreement and/or lien waiver form in favor of Lessee's lender.

17.12 Attorneys' Fees. If any action at law or equity, including an action for declaratory relief, is brought to enforce the provisions of this Lease, the prevailing party shall be entitled to recover actual attorneys' fees incurred in bringing such action and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of the action and shall be paid whether or not such action is prosecuted to judgment. The attorneys' fees to be awarded the prevailing party may be determined by the court in the same action or in a separate action brought for that purpose. Any judgment or order entered in such action shall contain a specific provision providing for the recovery of actual attorneys' fees and costs incurred in enforcing such judgment. The award of attorneys' fees shall not be computed in accordance with any court schedule, but shall be made so as to fully reimburse the prevailing party for all reasonable attorneys' fees, paralegal fees, costs and expenses actually incurred in good faith, regardless of the size of the judgment, it being the intention of the parties to fully compensate the prevailing party for all reasonable attorneys' fees, paralegal fees, costs and expenses paid or incurred in good faith. For purposes of this section, attorneys' fees shall include, without limitation, attorneys' fees, paralegal fees, costs and expenses incurred in relation to any of the following: post-judgment motions; contempt proceedings, garnishment, levy and debtor or third party examinations; discovery; and bankruptcy litigation.

17.13 Lessor's Access. The Lessor and the Lessor's agents shall have the right to enter the Premises at reasonable times subject to 24 hours prior notice to Lessee (except in the event of emergency) for the purpose of inspecting the same, showing the same to prospective purchasers, lessees (only during the last 12 months of the Term or any extension thereof), or lenders, and subject to reasonable prior written notice to and coordination with Lessee, except in the event of emergency, making such alterations, repairs, improvements or additions to the Premises or to the Building as the Lessor may deem reasonably necessary or desirable. The Lessor may at any time place on or about the Building any ordinary "For Sale" signs and the Lessor may, at any time during the last one hundred eighty (180) days of the term hereof (or during any period in which the Lessee is in default under this Lease), place on or about the Building any ordinary "For Sale", "For Lease" or similar signs, all without rebate of rent or liability to the Lessee.

17.14 Corporate Authority. If the Lessee is a corporation, the Lessee shall, at the Lessor's request, require that each individual executing this Lease on behalf of said corporation represent and warrant that he is duly authorized to execute and deliver this Lease on behalf of said corporation inaccordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. The Lessee shall also, at the Lessor's written request, within thirty (30) days after execution of this Lease, deliver to the Lessor a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

17.15 Surrender or Cancellation. The voluntary or other surrender of this Lease by the Lessee, or a mutual cancellation thereof, shall not work a merger, and shall terminate all or any existing subleases, unless the Lessor elects to treat such surrender or cancellation as an assignment to the Lessor of any or all of such subleases.

17.16 Entire Agreement. This Lease, the exhibits hereto which by this reference are incorporated herein as though set forth in full herein, covers in full each and every agreement of every kind or nature whatsoever between the parties hereto concerning the Premises and the Building, and all preliminary negotiations and agreements of whatsoever kind or nature are merged herein. The Lessor has made no representations or promises whatsoever with respect to the Premises or the Building, or the design configuration of the Project, except those contained herein, and no other person, form or corporation has at any time had any authority from the Lessor to make any representations or promises on behalf of the Lessor. If any such representations or promises have been made by others, the Lessee hereby waives all right to rely thereon. No verbal agreement or implied covenant shall be held to vary the provisions hereof, any statute, law or custom to the contrary notwithstanding.

Except as otherwise provided herein, nothing expressed or implied herein is intended or shall be construed to confer upon or grant any person any rights or remedies under or by reason of any term or condition contained in this Lease.

17.17 Signs. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed to or near any part of the outside or inside of the Building without the prior written consent of Lessor first and without full compliance with all governmental requirements. Lessor shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to Lessee and at the expense of Lessor. Lessee further agrees to maintain any such approved signs, as may be approved by Lessor, in good condition and repair at all times. Lessee shall not place any sign on a vehicle or movable or non-movable object in or on the street adjacent to the Project.

Notwithstanding the foregoing, Lessee, at Lessee’s sole expense, and subject to Lessor's approval, which approval shall not be unreasonably withheld, delayed or conditioned, shall have the right to install the following signage: (i) on the top of the Building façade at a location shown on Exhibit G, backlit if permitted by the City; (ii) on the Building existing monument at a location shown on Exhibit G (Lessee shall have one of four placards on the top left location of said monument), (iii) Lessee’s name/logo in Lessee’s reception area; (iv) on the Building lobby directory on the first floor, and (v) at the entrance doors of the Premises. Lessee shall obtain Lessor’s approval for any and all changes and shall obtain all necessary approvals from the City of Goleta. Exterior signage shall be subject to Lessor’s reasonable approval of the location, size and design of the signage.

17.18 Interest on Past Due Obligations. Any amount due from the Lessee to the Lessor hereunder which is not paid when due shall bear interest at two percentage (2%) points above the discount rate of the Federal Reserve Bank of San Francisco at the time of the award from the date due until paid, but the payment of such interest shall not excuse or cure any default by the Lessee.
17.19 Gender; Number. Whenever the context of this Lease requires, the masculine gender includes the feminine or neuter, and the singular number includes the plural.

17.20 Recording of Lease. The Lessee shall not record this Lease without the express written consent of the Lessor. If such permission is granted, at the expiration or sooner termination of this Lease, the Lessee shall execute, acknowledge and deliver to the Lessor, within ten (10) days after written demand from the Lessor, any quitclaim deed or other document reasonably required by any reputable title company to remove the cloud of this Lease from the title of the real property subject to the Lease.

17.21 Waiver of Subrogation. The Lessor and the Lessee each hereby waive any and all rights of recovery against the other, or against the officers, employees and agents and representatives of the other, for loss of or any damage to such waiving party or its property, or the property of others under its control, to the extent that such loss or damage is insured against under any valid and collectible insurance policy in force at the time of such loss or damages. The Lessee shall, upon obtaining the policies of insurance required hereunder, if required by Lessor or the insurance company in writing, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

17.22 Confidentiality of Lease. The Lessee and Lessor acknowledge and agree that the terms of this Lease are confidential and constitute proprietary information of the Lessor and Lessee. Disclosure of the terms hereof could adversely affect the ability of the Lessor to negotiate other leases with respect to the Building and impair the Lessor's relationship with other tenants of the Building. The Lessee and Lessor agrees that their respective, partners, officers, directors, employees, brokers and attorneys, shall not disclose the terms and conditions of this Lease to any other person without the prior written consent of the other party. It is understood and agreed that damages would be an inadequate remedy for the breach of this provision by the Lessee or Lessor, and the Lessor and Lessee, as applicable, shall have the right to specific performance of this provision and to injunctive relief to prevent its breach or continued breach. There shall be excluded from this obligation any filing required by the Securities and Exchange Commission or any other disclosure required by law.

17.23 Quiet Enjoyment. Provided the Lessee has performed all of the terms, covenants, agreements and conditions of this Lease, including the payment for rent and all other sums due hereunder, the Lessee shall peaceably and quietly hold and enjoy the Premises for the term hereof, but subject to the provisions and conditions of this Lease against the Lessor and all persons claiming by, through or under the Lessor. The Lessee's right to use the Premises and the Common Area as herein provided shall be subject to restrictions or other limitations or prohibitions resulting from any laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and no such event shall in any way affect this Lease, abate rent, relieve the Lessee of any liabilities or obligations under this Lease.

17.24 Window Coverage. The Lessor shall select and install as part of the Lessee Improvements, and mutually approved by Lessee and Lessor, a standard mini-blind type and color for all exterior windows in the Premises. No window covering, including, but not limited to, coatings or draperies, shall be used by the Lessee without the Lessor's written approval.

17.25 Materials Storage Restrictions. The Lessee agrees to conduct its business so as not to violate any commercially reasonable or government building and safety codes.

17.26 No Agency. Neither party is the agent or partner of the other, and the legal relationship between the parties hereto shall be governed solely by the terms of this Lease when duly executed by both parties with respect to the transactions contemplated hereby.

17.27 Force Majeure. Notwithstanding any of the items set forth above, the Lessor shall bear no liability of whatever kind to the Lessee if, despite the Lessor's exercise of due diligence, the Lessor's carrying out of its obligations, as defined herein, prevented or delayed by legal action, nor by the exercise of governmental authority, whether Federal, State of County, or other or by force majeure, strikes, riots, acts of God, war, adverse weather conditions, fire, unavoidable casualties, or acts of third parties beyond the Lessor's control. Other than for Lessee’s obligations under this Lease that can be performed by the payment of money (e.g. payment of Rent and maintenance of insurance), the Lessee shall bear no liability of whatever kind to the Lessor if, despite the Lessee's exercise of due diligence, the Lessee's carrying out of its obligations, as defined herein, is prevented or delayed by legal action, or by the exercise of governmental authority, whether Federal, State of County, or by force majeure, strikes, riots, acts of God, war, adverse weather conditions, fire, unavoidable casualties, or acts of third parties beyond the Lessee's control.

17.28 Accord and Satisfaction. No payment by the Lessee or receipt by the Lessor of a lesser amount than the rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and the Lessor may accept such check or payment without prejudice to the Lessor's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

17.29 Financial Statements. Lessor hereby acknowledges that the Lessee has provided or made available to Lessor, Lessee’s financial statements, and the annual financial statements of the Lessee. Such financial statements have been prepared in accordance with Lessee’s customary course of business. Any misrepresentations in the Lessee's financial statements will be considered, at the Lessor's option, as a breach of a material provision of this Lease. Within five (5) business days following written request by the Lessor delivered after any default by the Lessee in the payment of any sums owing under this Lease beyond any applicable notice and cure periods, the Lessee shall provide the Lessor with copies of the Lessee's financial statement for the end of the most recent quarter of the Lessee's fiscal year available to Lessee, and the Lessee's financial statement (including year to date information) as available under the Security Exchange Commission (SEC) requirements. In each case, such financial statement shall be prepared in accordance with Lessee’s customary course of business. The Lessee's failure to deliver the financial statements contemplated hereby within the time specified shall constitute a material default by the Lessee under this Lease.

17.30 Supersedes Proposal to Lease. This Lease supersedes any proposals regarding the leasing of the Premises, whether written or oral, and any such proposals will be terminated, and of no force or effect, effective upon the execution of this Lease.

17.31 Construction. The provisions of this Lease should be liberally construed to effectuate its purposes. The language of all parts of this Lease shall be construed simply according to its plain meaning and shall not be construed for or against either party, as each party has participated in the drafting of this Lease and had the opportunity to have their counsel review it. Whenever the context and construction so requires, all words used in the singular shall be deemed to be used in the plural, all masculine shall include the feminine and neuter, and vice versa.

17.32 Generator. Lessor, subject to City approval, shall designate the exterior area located in the project near the electrical room for the Building, as shown on Exhibit H, for the installation of Lessee’s electrical generator equipment (up to 500 KW, including a diesel above ground tank storage or propane gas, if gas line is not available, and an electrical conduit from the generator to an area in the Premises designated by Lessee), and the installation of any such generator shall be subject to Lessor’s reasonable approval and in accordance with all applicable laws and City ordinances. The installation, screening, repair and maintenance of the generator during the Term shall be at Lessee’s sole cost. Lessee shall not be required to remove the generator at the end of the Lease Term or any extensions thereof provided that the generator is in good working order, normal wear and tear excepted. There shall be no additional charge to Lessee during the Term and extensions thereof for the generator rights. Lessee shall be required to keep generator in good working order and shall keep all necessary permits up to date with any government agency requirements. Lessor reserves the right to require Lessee to close out any permits with all government agencies and shut down the operation of the generator, at the expiration of the Lease. In the event the installation of Lessee’s generator requires the use or removal of any parking spaces, Lessee’s parking allocation will be reduced by the number of parking spaces that said generator uses or removes.

18. TENANT IMPROVEMENTS

The Premises shall be delivered turnkey to Lessee on or before the first day of the early Occupancy Period using building standard finishes and/or finishes (the “Tenant Improvements”) depicted and pursuant to the mutually agreed space plan and construction plans and notes (the “Construction Documents”) prepared by PK:Architecture, and the Cost Project Worksheet prepared by Trabucco Commercial Construction, Inc. dated 5-8-18 (the “CPW”) as more particularly detailed in the attached Exhibit A-1 (“Lessor’s Work”). For clarification purposes, the items and improvements included in the CPW shall be part of the Lessor’s Work as depicted in the CPW, and the prices included in the CPW are for reference purposes only. Notwithstanding the foregoing, Lessee shall reimburse Lessor $200,000.00 for Lessee’s portion of the Tenant Improvements in connection with costs and the scope of work associated with Lessor’s Work (“Lessee’s Tenant Improvement Contribution”). Lessee’s Tenant Improvement Contribution shall be paid by Lessee to Lessor as follows: (i) $150,000.00 within thirty (30) days following the Commencement Date, and (ii) $50,000.00 on or before January 31, 2019. Additionally, Lessor, as part of Lessor’s Work, shall replace AC units 30 & 33 that were identified to be in “poor” condition in Pacific Climate Control’s report dated April 5, 2018 (the “HVAC Report”) attached hereto as Exhibit I. Further, Lessor, as part of Lessor’s Work, shall provide Lessee, commencing on the Commencement Date, a 5-year warranty on AC unit 6 that was identified in “fair” condition in the HVAC Report. In the event the parties agree to make changes to the Tenant improvements that result in a decrease of the costs set forth in the Upgrades section of the CPW, 50% of any such decrease will be deducted from Lessee’s Tenant Improvement Contribution. In the event the parties agree to make changes to the Tenant Improvements that result in an increase of the costs set forth in the Upgrades section of the CPW, the increased amount will be added to Lessee’s Tenant Improvement Contribution.Lessor’s Work shall be constructed in a good workmanlike manner and in compliance with all applicable building, safety and other applicable codes, including ADA, Title 24 and CASp. The Premises shall be delivered to Lessee on or before the Delivery Date, (a) in compliance with all applicable laws and codes, including ADA, (b) in broom clean condition, and (c) with all the Building systems servicing the Premises in good working order. Lessee shall have the use of free of charge elevator service for move-in purposes and thereafter.

Lessee and Lessee’s vendors, subject to prior coordination with Lessor and/or its contractor, shall have reasonable access to the Premises during construction of the Lessor’s Work for the installation of Lessee’s telecommunications and data cabling, and furniture fixtures and equipment provided that such access shall not interfere with Lessor’s Work.

19. OPTION TO RENEW

Lessee shall have one (1) option to renew as set forth in Exhibit D.

20. RIGHT OF FIRST NOTICE

During the initial Term, Lessor shall provide written notice to Lessee of any written offers received by Lessor from any third party for the premises on the first floor of the Building or any portion thereof. Any such notice required hereunder shall be provided to Lessee, or Lessee's agent, within five (5) days following Lessor’s receipt of same and shall include the proposed square footage and floor plan set forth in the offer. Electronic delivery of the notice is sufficient.

21. ACCESSIBILITY DISCLOSURE

Pursuant to California Civil Code section 1938, Lessor states that no portion of the Premises has undergone an inspection by a Certified Access Specialist (CASp). A CASp can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or Lessor may not prohibit the Lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the Lessee or tenant, if requested by the Lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.

In the event Lessee elects to obtain a CASp inspection of the Premises, the parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, and Lessee agrees to pay the fee for the CASp inspection and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the Premises provided that such work is non- structural.

In the event Lessor elects to obtain a CASp inspection of the Premises, the parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, and Lessor agrees to pay the fee for the CASp inspection and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the Premises so long as the CASp inspection was nottriggered by a Lessee alteration or Lessee’s specific use of the Premises which is other than the permitted
Use under this Lease.

22. ROOF RIGHTS

Lessee shall have the right to install telecommunication and/or television equipment (antennas and/or dishes), or other reasonable equipment required for Lessee’s business on the roof of the Building such us HVAC (the “Roof Equipment”), subject to Lessor’s reasonable approval, reasonable screening and in accordance with all applicable laws and City ordinances. The installation, maintenance, and removal of the Roof Equipment at the end of the Lease Term shall be at Lessee’s sole cost if required by Lessor. Notwithstanding the foregoing, Lessee shall not be responsible for the removal of any HVAC units installed by Lessee in connection with these roof rights. There shall be no additional charge to Lessee during the Term and any extensions thereof for said roof rights.

23. FIBER OPTICS

Lessee, at no additional charge to Lessee, shall have (i) the right to use the existing Building’s risers or install new risers (at Lessee’s sole cost) for Lessee’s cabling, and (ii) reasonable access to all areas within the Premises and Building, including the Building’s MPOE (main point of entry), to install the required infrastructure to service Lessee’s IT and telecommunications requirements.

24. ACCESS

Lessee shall have access 24 hours per day, 7 days per week to the Premises subject to the terms in this Lease. If required by Lessee, Lessor, at Lessor’s cost, shall provide card-keys to Lessee for after-hours access to the Building. The number of card-keys shall be based upon a ratio of 4/1,000 sf for a total of 108 card-keys. In addition, Lessee shall have the right purchase additional card-keys at Lessor’s actual cost without any mark up or profit.

25. SECURITY SYSTEM

Lessee, at Lessee’s sole cost, shall have the right to install a security system, including access panels and cameras, for the Premises, and Building, subject to Lessor’s reasonable approval. Lessee shall not be required to remove the security system outside of the Premises at the end of the Term or any extensions thereof.

26. PUBLICITY AND BUILDING IMAGE

The parties hereto expressly agree that there shall be no press releases or other publicity originated by the parties hereto, or any representatives thereof, concerning the subject Lease transaction, without the prior consent of both parties. Lessee shall have the right to use the name and image of the Building in Lessee’s advertising, website and/or other business related publications.

EXHIBIT A THE PREMISES

A
B
C
D
E
F
G
H
1
2
3
4
5
6
7
8
9
TENANT B
6,329 USF
7,111 RSF
TENANT C
11,859 USF
13,325 RSF
TENANT A
5,715 USF
6,421 RSF
Lobby
dn
Elev.
Women
Men

revised 28 march 2017
revised 27 march 2017

second floor plan
scale: 1'-0" = 1/16"

DEMISING STUDY

175 Cremona Drive, Goleta, California

ap2

Note: The Premises include the areas depicted as Tenant A, Tenant B and Tenant C. These names and the square footages shown are for referenced purposes only and are subject to the terms of the Lease.

EXHIBIT A-1 (includes CPW and Construction Documents) Lessor’s Work

RESONANT @ 175 Cremona CPW / T.I. - Rev Post 5-07-2018 Mtg

TRABUCCO COMMERCIAL CONSTRUCTION, INC.
COST PROJECTION WORKSHEET

5/8/2018 10:44

PROJECT: **RESONANT @ 175 Cremona** *(Revised 5/08/2018)*
175 Cremona Dr., Goleta, CA
PLANS: Pre-plan check "Clarification Set" by PK:Architecture received 3/22/2018.
SCOPE: Interior 2nd Floor tenant improvements at 175 Cremona Dr., Goleta, CA. Based on standard working hours (M-F 7am - 4pm).

ITEM	DESCRIPTION	TI COSTS	UPGRADES	TOTAL	COMMENTS
01100.0000	**GENERAL REQUIREMENTS**				
	BLUEPRINTING	400	-	400	Reproduction / shipping.
	GEN. LIABILITY INSURANCE	32,838	5,017	37,855	Factor of .0195 on cost.
	FIRE INSURANCE	-	-	-	By Owner.
	SHOP DRAWINGS / SUBMITTALS	225	-	225	Expressage, assembly and reproduction.
	SURVEY / LAYOUT	-	-	-	N.I.C.
	MOCK UPS / FIELD SAMPLES	-	-	-	N.I.C.
01110.0000	**ARCHITECTURAL / ENGINEERING**				
	ARCHITECTURAL / ENGINEERING	-	-	-	By Owner.
	HVAC DESIGN DRAWINGS	4,800	-	4,800	HVAC engineering documents, including building performance, Title 24, heat calculations in a "permit ready" format conforming to the submittal requirements of local agencies.
	ELECTRICAL DESIGN DRAWINGS	-	-	-	By Owner.
	PERMIT PROCESSING	-	-	-	Limited scope included in SUPERVISION #1111.
	SPECIAL / DEPUTY INSPECTIONS	-	-	-	N.I.C.
	SOILS ENGINEERING / TESTING	-	-	-	N.I.C.
01111.0000	**SUPERVISION**				
	SUPERVISION	13,573	-	13,573	Part-time supervision based on regular business working hours (M-F 7 am - 4 pm).
01120.0000	**PERMITS, LIC & FEES**				
	BUILDING PERMITS	5,600	-	5,600	Estimated ALLOWANCE amount.
01150.0000	**TEMPORARY UTILITIES**				
	TEMP. ELECTRIC EQUIPMENT	1,200	-	1,200	Power distribution equipment.
	TEMP. LIGHTING	826	-	826	Safety lighting.
	TEMP. HEATING	-	-	-	N.I.C.
	TEMP. WATER	-	-	-	Use existing potable / drinking water.
	TEMP. SANITARY FACILITIES	7,200	-	7,200	Rental and twice weekly service for portable Restrooms and hand washing facility.
	TEMP. FIRE PROTECTION	220	-	220	Portable 2A-10BC extinguishers.
01160.0000	**TEMPORARY STRUCTURES**				
	TEMP. BARRICADES / ENCL.	410	-	410	Pedestrian / traffic control.
	WASHOFF / SEDIMENT CONTAINMENT	660	-	660	One 11 cy bladder lined debris dumpster for drywall and paint wash-out per EPA requirements.
	PROJECT I.D. SIGNAGE	-	-	-	N.I.C.
	TEMP. PROJECT OFFICE	-	-	-	N.I.C.
	TEMP. COVERINGS	510	-	510	Protection @ finished surfaces.
01170.0000	**EQUIPMENT**				
	MISC. EQUIPMENT RENTALS	4,560	-	4,560	Crane / operator rental for new transformers and pedestal fan rental for dust control and to expedite the gypsum drywall dry-down process.
01200.0000	**GENERAL LABOR**				
	MISC. LABOR	2,341	-	2,341	Mobilization, equipment staging and progress cleaning.
01500.0000	**SITE PROTECTION / SECURITY**				
	ACCESS CONTROL / SECURITY PATROL	-	-	-	By Owner.
01800.0000	**CLEAN UP / REFUSE**				
	DEBRIS REMOVAL	4,860	-	4,860	Debris dumpster rental and removal fees.
	WINDOW / GLASS CLEANING	-	-	-	Cleaning of the interior and interior surfaces of glazing is included in FINAL CLEANING #1800.
	FINAL CLEANING	10,380	-	10,380	Pre-occupancy cleaning. Includes limited scope of cleaning at the 1st floor areas where under-floor access is required.
	JANITORIAL SERVICE	-	-	-	Public / common area maintenance by Owner.
01900.0000	**CONTINGENCY**				
	GENERAL CONTINGENCY	24,869	3,799	28,668	G.C. Contingency.
02100.0000	**DEMOLITION**				
	SAFE-OFF UTILITIES / SERVICES	-	-	-	Limited scope included in PLUMBING #15100 and ELECTRICAL #16100.
	SELECTIVE DEMOLITION	4,150	-	4,150	Selective demolition for revised entry doors and for access under-floor areas for floor devices.
	CONCRETE CUT / PATCH	-	-	-	Limited scope for Break Room sewer piping run and connection included in PLUMBING #15100.
	ASBESTOS ABATEMENT	-	-	-	N.I.C.
	HAZARDOUS MAT. ABATEMENT	-	-	-	N.I.C.
	PEST CONTROL / ABATEMENT	-	-	-	N.I.C.
02200.0000	**EARTHWORK / GRADING**				

Page 1

RESONANT @ 175 Cremona CPW / T.I. - Rev Post 5-07-2018 Mtg

TRABUCCO COMMERCIAL CONSTRUCTION, INC.

COST PROJECTION WORKSHEET

5/8/2018 10:44

PROJECT: **RESONANT @ 175 Cremona** *(Revised 5/08/2018)*

175 Cremona Dr., Goleta, CA

PLANS: Pre-plan check "Clarification Set" by PK:Architecture received 3/22/2018.

SCOPE: Interior 2nd Floor tenant improvements at 175 Cremona Dr., Goleta, CA. Based on standard working hours (M-F 7am - 4pm).

ITEM	DESCRIPTION	TI COSTS	UPGRADES	TOTAL	COMMENTS
	EARTHWORK / GRADING	-	-	-	N.I.C.
02300.0000	**SITE DRAINAGE**				
	SITE DRAINAGE	-	-	-	N.I.C.
02500.0000	**UTILITIES**				
	ELECTRICAL SERVICE	-	-	-	Use existing.
	TELE SERVICE	-	-	-	By Tenant.
	CATV SERVICE	-	-	-	By Tenant.
	GAS SERVICE	-	-	-	Use existing.
	SEWER SERVICE	-	-	-	Use existing.
	DOMESTIC WATER SERVICE	-	-	-	Use existing.
	FIRE WATER SERVICE	-	-	-	Use existing.
	HYDRANTS	-	-	-	N.I.C.
02600.0000	**PAVING AND SURFACING**				
	ASPHALT PAVING REPAIR	-	-	-	N.I.C.
	PAVEMENT REPAIR	-	-	-	N.I.C.
	CURBS / GUTTERS / FLATWORK	-	-	-	N.I.C.
	WHEEL STOPS	-	-	-	N.I.C.
	PAVEMENT MARKING	-	-	-	N.I.C.
02700.0000	**FENCING / GATES**				
	FENCING / GATES	-	-	-	N.I.C.
02800.0000	**LANDSCAPING / IRRIGATION**				
	LANDSCAPING / IRRIGATION REPAIR	-	-	-	N.I.C.
02900.0000	**SITE IMPROVEMENTS**				
	PARKING / SITE LIGHT BASES	-	-	-	N.I.C.
	EV CHARGING STATIONS	-	-	-	Pending design / engineering.
	GUARDRAILS	-	-	-	N.I.C.
	SITE A.D.A. SIGNAGE	-	-	-	By Owner.
	PARKING / DIRECTIONAL SIGNAGE	-	-	-	N.I.C.
	SEATING	-	-	-	N.I.C.
03000.0000	**CONCRETE**				
	STRUCTURAL CONCRETE	-	-	-	N.I.C.
	CONCRETE PANEL CAULKING	-	-	-	N.I.C.
03500.0000	**LIGHTWEIGHT CONCRETE**				
	LIGHTWEIGHT CONCRETE	22,034	-	22,034	Lightweight concrete infill at subfloor areas where needed.
04100.0000	**MASONRY**				
	MASONRY	-	-	-	N.I.C.
05100.0000	**STRUCTURAL STEEL**				
	STRUCTURAL STEEL	-	-	-	N.I.C.
	STRUCTURAL FRAMING	-	-	-	N.I.C.
05500.0000	**METAL FABRICATIONS**				
	EQUIPMENT SCREEN	-	-	-	N.I.C.
	HAND / GUARDRAILINGS	-	-	-	N.I.C.
06100.0000	**ROUGH CARPENTRY**				
	ROUGH CARPENTRY	3,180	-	3,180	Structural curb and support structure for the new roof-mounted split-systems, backing, blocking and bracing.
06200.0000	**FINISH CARPENTRY**				
	FINISH CARPENTRY	-	-	-	Limited scope included in DOORS / FRAMES / HARDWARE #8100.
06400.0000	**ARCHITECTURAL WOODWORK**				
	PANELING / MOLDINGS / MILLWORK	-	-	-	N.I.C.
07100.0000	**MOISTURE PROTECTION**				
	MOISTURE MEMBRANE	-	-	-	N.I.C.
	BACKER ROD / CAULKING	-	-	-	N.I.C.
07200.0000	**THERMAL INSULATION**				
	INSULATION	4,700	-	4,700	R-13 unfaced fiberglass batt insulation at the new partitions.
	INSULATION (FULL HEIGHT PARTITIONS)	-	-	-	Included in DRYWALL (FULL HEIGHT PARTITIONS) #9200.
>>>>>>>>>>	INSULATION (ALTERNATE)	-	3,276	3,276	Upgrade to dense blown in cellulose sound attenuation upgrade (up to 10' aff) in the Executive area walls and Lab #236 walls.
	ROOF / DECK INSULATION	28,104	-	28,104	Wire supported R-19 unfaced fiberglass batt insulation at the roof deck and adhesive applied R-19 unfaced fiber glass perimeter panel walls.

Page 2

RESONANT @ 175 Cremona CPW / T.I. - Rev Post 5-07-2018 Mtg

TRABUCCO COMMERCIAL CONSTRUCTION, INC.
COST PROJECTION WORKSHEET

5/8/2018 10:44

PROJECT: **RESONANT @ 175 Cremona** *(Revised 5/08/2018)*
175 Cremona Dr., Goleta, CA
PLANS: Pre-plan check "Clarification Set" by PK:Architecture received 3/22/2018.
SCOPE: Interior 2nd Floor tenant improvements at 175 Cremona Dr., Goleta, CA. Based on standard working hours (M-F 7am - 4pm).

ITEM	DESCRIPTION	TI COSTS	UPGRADES	TOTAL	COMMENTS
07300.0000	**ROOFING**				
	ROOFING	5,850	-	5,850	Revisions to the PVC roofing for the revised shaft penetrations, new roof-mounted equipment, transformers, plumbing vents and related service penetrations.
	ROOFING (ADDTL. HVAC LOAD)	-	3,500	3,500	This work includes PVC roofing demo, patch and tie-in for the new DAIKEN ductless split systems for Conference Room #205, Customer Lab #216 and Conference Room #215.
	ROOF ACCESS HATCH	-	-	-	Use existing.
07600.0000	**FLASHINGS / SHEET METAL**				
	FLASHINGS / SHEET METAL	1,341	-	1,341	Sheet metal flashings at the new roof-mounted split-system HVAC.
	ARCHITECTURAL SHEET METAL	-	-	-	N.I.C.
07800.0000	**SKYLIGHT SYSTEMS**				
	SKYLIGHT SYSTEMS	-	-	-	Use existing.
08100.0000	**DOORS / FRAMES / HARDWARE**				
>>>>>>>>>>	DOORS / FRAMES / HARDWARE	165,803	2,775	168,578	Includes the provision and installation of new pre-finished Birch veneered solid core doors, door hardware and new pre-finished WESTERN INTEGRATED door and window wall frames. Includes electric strike, panic device and installation @ Doors #4, #5, #6, #7 and #8. Card readers, wiring, transformers and card reader / access control system by Tenant. **Increased cost for wide doors and glass inserts @ Door #1 and Door #8 noted.**
	EXIT DOOR (ALTERNATE)	-	-	-	***ALTERNATE ADD of $930*** *for panic hardware upgrade at Door #2 if required to be a Fire EXIT door.*
	ACCESS CONTROL HARDWARE (TENANT)	-	4,895	4,895	Electric hinge, and lockset at Doors #40, #41, #43, #39, #3, #42, #44, #9, #22, #1 and Door #2. **Card readers, wiring, transformers and card reader / access control system by Tenant.**
08300.0000	**SPECIAL DOORS**				
	ACCESS DOORS	-	-	-	N.I.C.
08400.0000	**ENTRANCES / STOREFRONTS**				
	STOREFRONT ASSEMBLY	-	-	-	N.I.C.
	METAL WINDOWS	-	-	-	See DOORS, FRAME & HARDWARE #8100 and GLASS & GLAZING #8800.
08800.0000	**GLASS / GLAZING**				
	GLASS DOORS	-	-	-	N.I.C.
	GLASS WALL GLAZING	12,310	-	12,310	Includes cost for 18" x 96" x 3/8" clear tempered safety glass sidelites at ALL Offices, windows at Break Room #209 and Lab #235 and 3/8" clear tempered safety glass with vertical silcone butt joints at Board Room #217, Conference Rooms #210 and #207.
>>>>>>>>>>	GLASS WALL GLAZING UPGRADE	-	21,647	21,647	Includes upgrade from Building Standard 18" wide sidelites to glass window wall glazing of clear tempered safety glass with vertical silicone butt joints at Conference Rooms #214, #215, #219, #220, #205 and #206 and Offices #211, #212, #213, #221, #222, #223, #224, #225, #226, #227, #228, #229, #230, #231 and Reception #200 per plan.
	MIRRORS	330	-	330	Wall or door mounted mirror in the Mother's Room #232.
09200.0000	**DRYWALL / METAL FRAMING**				
>>>>>>>>>>	DRYWALL / METAL FRAMING	122,550	-	122,550	Based on 3-5/8" metal stud framing and 5/8" Type "X" gypsum drywall with unfaced R-13 fiberglass batt insulation to 10' AFF with a smooth (Level 4) finish at walls. **Window wall at Reception #200 to be painted drywall.**
	DRYWALL (LEVEL 5)	-	2,650	2,650	Upgrade for a smooth (Level 5) finish at areas of IDEA PAINT (write-able surface). Includes additional 44 lineal feet of Level 5 finish per directive.
	FULL HEIGHT PARTITIONS	-	11,860	11,860	Based on 3-5/8" metal stud framing, 5/8" Type "X" gypsum drywall, fire-taped finish with unfaced R-13 fiberglass batt insulation from 10' AFF to the roof deck / structure above.
>>>>>>>>>>	SPECIAL BACKING	-	2,275	2,275	5/8" plywood backing at **five (5) SmartBoard locations** per directive.
	DRAFTSTOPS	-	-	-	N.I.C.
09300.0000	**CERAMIC TILE**				
	CERAMIC TILE	-	-	-	N.I.C.
09400.0000	**SOLID SURFACES**				
	SOLID SURFACE COUNTERS	-	-	-	Included in CABINETS / CASEWORK #12100.
09500.0000	**ACOUSTICAL TREATMENT**				

Page 3

RESONANT @ 175 Cremona CPW / T.I. - Rev Post 5-07-2018 Mtg

TRABUCCO COMMERCIAL CONSTRUCTION, INC.

COST PROJECTION WORKSHEET

5/8/2018 10:44

PROJECT: **RESONANT @ 175 Cremona** *(Revised 5/08/2018)*
175 Cremona Dr., Goleta, CA

PLANS: Pre-plan check "Clarification Set" by PK:Architecture received 3/22/2018.

SCOPE: Interior 2nd Floor tenant improvements at 175 Cremona Dr., Goleta, CA. Based on standard working hours (M-F 7am - 4pm).

ITEM	DESCRIPTION	TI COSTS	UPGRADES	TOTAL	COMMENTS
	ACOUSTIC CEILINGS	70,480	-	70,480	Includes new ARMSTRONG suspended ceiling grid consisting of new 2' x 2' ARMSTRONG #704 "Cortega" pattern ceiling tile.
	ACOUSTIC WALL TREATMENT	-	-	-	N.I.C.
09600.0000	**FLOOR COVERINGS**				
	FLOOR PREPARATION	15,343	-	15,343	Subfloor prep and skim coat at all areas to receive carpet tile, LVT and ESD hard surface flooring.
	MOISTURE TESTING / MITIGATION	-	-	-	N.I.C.
	RESILIENT / VCT	-	-	-	N.I.C.
	RESILIENT / ESD FLOORING	5,805	12,578	18,383	Upgrade shown for cost increase from VCT to STATICWORX Ameriworx Series standard ESD Tile flooring @ I.T. / Server Room #233, Lab #235, Lab #236, Lab #216 and Storage #234. Based on standard installation and color selction from the following standard colors: Spring Snow, Big Sky Country, Adirondack Ridge, Shenandoah Valley and Rio Grande.
	RESILIENT / LVT	3,600	4,800	8,400	Upgrade shown for cost increase from VCT to SHAW Hard Surface LVT @ Break Room #209.
	WALL BASE	5,775	-	5,775	BURKE Mercer 4" rubber wall base.
	CARPETING	124,944	-	124,944	BENTLEY® Carpet Mills carpet tile with applied cushion.
	STONE	-	-	-	N.I.C.
09800.0000	**PAINTING / WALLCOVERING**				
	PAINTING	20,697	-	20,697	Includes one (1) prime coat and two (2) finish coats at all new partitions.
	PAINTING (WRITE-ABLE SURFACES)	-	22,837	22,837	Includes provision and application of IDEA-PAINT where indicated according to the manufacturer's specifications and application methods. Includes the additional 44 lineal feet of wall surface added per directive.
	WALLCOVERING	-	-	-	N.I.C.
10500.0000	**MISC. SPECIALTIES**				
	FIRE EXT. CABINETS	-	-	-	N.I.C.
	VISUAL DISPLAY BOARDS	-	-	-	N.I.C.
	DIRECTORIES	-	-	-	By Owner.
	INTERIOR A.D.A. SIGNAGE	1,100	-	1,100	Path of travel / EXIT signage per Building Department requirements.
	CORPORATE SIGNAGE	-	-	-	By Tenant.
	FLAGPOLE	-	-	-	N.I.C.
10600.0000	**PARTITIONS**				
	DEMOUNTABLE PARTITIONS	-	-	-	N.I.C.
	FOLDING PARTITIONS	-	-	-	N.I.C.
10800.0000	**TOILET / BATH ACCESSORIES**				
	TOILET ACCESSORIES	-	-	-	N.I.C.
	TOILET PARTITIONS	-	-	-	N.I.C.
	HANDICAPPED ACCESSORIES	-	-	-	N.I.C.
11130.0000	**AUDIO / VISUAL EQUIPMENT**				
	FLAT SCREEN TV / DISPLAY	-	-	-	By Tenant.
	SMARTBOARDS	-		-	By Tenant.
	FLAT SCREEN TV / DISPLAY INSTALLATION	-	-	-	By Tenant.
	PROJECTION SCREENS	-	-	-	N.I.C.
11400.0000	**KITCHEN EQUIPMENT / APPLIANCES**				
	KITCHEN EQUIPMENT / APPLIANCES	-	-	-	Dishwashers, microwave ovens, refrigerators, water dispensers, coffee makers and other appliances are provided by Tenant.
	APPLIANCE INSTALLATION	2,000	-	2,000	Estimated ALLOWANCE amount for appliance installation (pending final appliance specifications).
12100.0000	**CABINETS / CASEWORK**				
	CABINETS / COUNTERS (BREAK ROOM)	21,300	-	21,300	Plastic laminate (standard grade laminate) upper and lower ADA compliant cabinetry in Break Room #209 with SILESTONE "Marengo" countertop.
	CABINETS / COUNTERS (BOARD ROOM EAST)	-	12,845	12,845	Plastic laminate (standard grade laminate) lower cabinetry at the east end of Board Room #217 with SILESTONE "Marengo" countertop.
	CABINETS / COUNTERS (BOARD ROOM WEST)	-	13,345	13,345	Plastic laminate (standard grade laminate) lower cabinetry at the west end of Board Room #217 with SILESTONE "Marengo" countertop where the sink is under-mounted with solid surface sink opening insert.
	CABINETS / COUNTERS (MOTHER'S ROOM)	-	6,332	6,332	Plastic laminate (standard grade laminate) lower cabinetry in Mother's Room #232 with SILESTONE "Marengo" countertop.

Page 4

RESONANT @ 175 Cremona CPW / T.I. - Rev Post 5-07-2018 Mtg

TRABUCCO COMMERCIAL CONSTRUCTION, INC.

COST PROJECTION WORKSHEET

5/8/2018 10:44

PROJECT: **RESONANT @ 175 Cremona** *(Revised 5/08/2018)*
175 Cremona Dr., Goleta, CA

PLANS: Pre-plan check "Clarification Set" by PK:Architecture received 3/22/2018.

SCOPE: Interior 2nd Floor tenant improvements at 175 Cremona Dr., Goleta, CA. Based on standard working hours (M-F 7am - 4pm).

ITEM	DESCRIPTION	TI COSTS	UPGRADES	TOTAL	COMMENTS
	CABINETS / COUNTERS (RECEPTION DESK)	-	9,500	9,500	Custom plastic laminated Reception desk / counter with with SILESTONE "Marengo" countertop and stainless steel standoffs.
	CABINETS / COUNTERS (RECEPTION STORAGE)	-	3,575	3,575	Custom plastic laminated storage cabinet / counter with with SILESTONE "Marengo" countertop.
	CABINETS / CASEWORK (ALTERNATE)	-	-	-	***ALTERNATE ADD of $3,150** for prefinished Birch veneered Reception Desk in place of plastic laminate.*
12500.0000	**WINDOW TREATMENTS**				
	BLINDS	11,208	-	11,208	Includes new 2" building standard horizontal aluminum mini-blinds in brushed aluminum color at the exterior glazing.
	SKYLIGHT SHADES	-	4,835	4,835	Three (3) remote operated Hunter Douglas "Applause" skylight shades with blackout.
	CURTAINS	-	-	-	N.I.C.
	SOLAR CONTROL FILM	-	-	-	N.I.C.
12600.0000	**FURNITURE / EQUIPMENT**				
	FURNITURE / EQUIPMENT	-	-	-	By Tenant.
15100.0000	**PLUMBING SYSTEMS**				
	PLUMBING	22,004	-	22,004	Includes plumbing, rough and finish Plumbing for the new Break Room, including ADA compliant stainless steel sink, faucet, plumbing and piping, re-routing of existing vents and condensate drains as needed per plan. Includes installation of the two (2) tenant supplied dishwashers. **Excludes garbage disposal(s), reverse osmosis, water treatment, filtering and ice maker / refrigerator water.**
	PLUMBING (BOARD ROOM SINK)	-	3,994	3,994	Includes plumbing, rough and finish for the new stainless steel Board Room bar sink, sink faucet, filtered water faucet and Tenant provided Reverse Osmosis (RO) system mounted in the Janitor's Closet. This includes fixtures, plumbing and piping. Includes installation of the tenant supplied RO system. **Excludes garbage disposal.**
	AIR PIPING (LAB #236 - #235)	-	2,620	2,620	Copper compresseed and Vacuum piping with quick-connects and equipment side terminations, shut off and FIP adapters at Lab #235 - #236. **Excludes the equipment, equipment connections, flex lines, condensates, blow downs, etc.**
	PLUMBING ACCESS DOORS / PANELS	440	-	440	Two (2) access panels.
15300.0000	**FIRE PROTECTION**				
	FIRE PROTECTION / SPRINKLERS	49,659	2,860	52,519	Inlcudes design, engineering, plans and permit for the additional and relocated fire sprinkler heads. Upgrade shown for additional heads at full-height walls.
	FIRE EXTINGUISHERS	938	-	938	Based on fifteen (15) wall-hung fire extinguishers.
	DRY CHEMICAL EXTING. SYSTEM	-	-	-	N.I.C.
15500.0000	**HEAT/VENT/AIR CONDITIONING**				
	HVAC	403,957	-	403,957	Includes new ducting (fabricated 24ga sheet metal and spiral with new R-4.2 foil back insulation) from the existing AC Units / plenums, sound liner for Conference Rooms to reduce "cross-talk", new low voltage wiring, new programmable thermostats, seismic ducting supports and joint sealant to meet Title 24, all necessary t-wyes, start collars, transitions, balancing dampers at each branch ducting, new TITUS supply and CASCO return diffusers and provision and installation of a new kitchen exhaust fan.
	HVAC (ADDTL. HVAC LOAD)	-	45,000	45,000	This work includes new DAIKEN ductless split systems for Conference Room #205, Customer Lab #216 and Conference Room #215, including new DAIKEN indoor coils and condensing unit with low ambient compensation, new copper refrigerant lines, RUBATEX® pipe insulation, new condensate pump and drain line.
	HVAC (ADDTL. LAB COOLING)	-	4,986	4,986	Limited scope of additional cooling for Lab #236 by means of adding VVT (zone control) from the 7-1/2 ton unit serving Lab #235 for an additional 1-1/2 ton of air. Includes a new zone damper, unit controller, damper controller, new actuator, new ducting from the zone damper to Lab #236, two (2) new room sensors and programming.
	SERVER ROOM HVAC	2,530	-	2,530	Limited to additional ventilation by means of additional return air registers and transfer duct and transfer grill at Storage #234. 24/7 HVAC and or additional cooling for IT / Server Room #233 is not included per directive.
	HVAC SOUND BOOTS	-	2,181	2,181	Insulated duct sound liner to reduce "cross-talk" at full-height wall locations.
	TITLE 24 COMPLIANCE INSPECTION	-	-	-	N.I.C.
	HVAC ACCESS DOORS / PANELS	-	-	-	N.I.C.

Page 6

RESONANT @ 175 Cremona CPW / T.I. - Rev Post 5-07-2018 Mtg

TRABUCCO COMMERCIAL CONSTRUCTION, INC.
COST PROJECTION WORKSHEET

5/8/2018 10:44

PROJECT: **RESONANT @ 175 Cremona** *(Revised 5/08/2018)*

175 Cremona Dr., Goleta, CA

PLANS: Pre-plan check "Clarification Set" by PK:Architecture received 3/22/2018.

SCOPE: Interior 2nd Floor tenant improvements at 175 Cremona Dr., Goleta, CA. Based on standard working hours (M-F 7am - 4pm).

ITEM	DESCRIPTION	TI COSTS	UPGRADES	TOTAL	COMMENTS
16100.0000	**ELECTRICAL SYSTEMS**				
	ELECTRICAL	331,193	-	331,193	Includes electrical conduit, wiring, panels, devices and fixtures, including new drop-in LED lighting, recessed LED light fixtures, dimmers, lighting control sensors, EXIT and egress lights. Includes HUBBELL floor pedestals for cubicle and printer stations. Connection to any Lab or Tenant provided equipment / devices are excluded.
>>>>>>>>>>	ELECTRICAL (#1 PER 4/27 MTG.)	-	1,276	1,276	Two (2) additional Lab floor (SDT) grounding stations with new #4 ground wire.
>>>>>>>>>>	ELECTRICAL (#2 PER 4/27 MTG.)	-	845	845	Two (2) stubbed 1 ¼" conduits for HDMI cables at Conference Room #210 and Board Room #217.
>>>>>>>>>>	ELECTRICAL (#3 PER 4/27 MTG.)	-	2,405	2,405	Six (6) additional HDMI cables with wall plates.
>>>>>>>>>>	ELECTRICAL (#4 PER 4/27 MTG.)	-	-	-	Omitted per Jon (RESONANT) 5/08/2018.
>>>>>>>>>>	ELECTRICAL (#5 PER 4/27 MTG.)	-	317	317	Dedicated 120v receptacle for water dispenser.
>>>>>>>>>>	ELECTRICAL (#6 PER 4/27 MTG.)	-	9,824	9,824	Installation of eight 8 DOW lab panels based on a **MATERIAL ALLOWANCE AMOUNT of $450.00** per unit.
	ELECTRICAL (ADDTL. HVAC LOAD)	-	8,400	8,400	This work includes electrical power supply, wiring, conduit, circuits and disconnects for the new DAIKEN ductless split systems for Conference Room #205, Customer Lab #216 and Conference Room #215.
	ELECTRICAL (HVAC)	57,869	-	57,869	Transformers, panels, disconnects and electrical provision to AC-1, AC-6, AC-13, AC-14, AC-15, AC-16, AC-17, AC-23, AC-24, AC-25, AC-31, AC-47, AC-48 and AC-49.
	ELECTRICAL (ACCESS CONTROL)	-	3,913	3,913	Two (2) 3/4" conduit stubbed up @ sixteen (16) door jamb locations for card readers (thirty-two (32) conduits total).
	ELECTRICAL (AUDIO / VIDEO)		8,250	8,250	Conduit provisions at SmartBoards and TV locations.
	TITLE 24 COMPLIANCE INSPECTION	-	-	-	N.I.C.
	PARTITION / FURNITURE POWER	-	-	-	Connection of Tenant supplied furniture whips is included in ELECTRICAL #16100.
	EV CHARGING STATIONS	-	-	-	PENDING design, engineering and scope of work.
	UPS DEVICES / WIRING	-	-	-	Uninterruptable power supply (UPS) devices, emergency circuits, panels, controls or wiring has not been specified and is not included.
	GENERATOR DESIGNATED WIRING	-	-	-	N.I.C.
	GENERATOR EQUIP. / SYSTEM	-	-	-	N.I.C.
16700.0000	**COMMUNICATIONS**				
	VOICE / DATA SYSTEMS	-	-	-	By Tenant.
	VOICE / DATA CABLING (ALTERNATE)	-	-	-	***ALTERNATE ADD of $41,295*** *for Cat6 DATA cabling of one (1) pair of Cat6 cables per Office, per cubicle and a single (1) cable per TV location.*
	DATA TO DEMARK (ALTERNATE)	-	-	-	***ALTERNATE ADD of $475*** *for the DATA connection to / from Demark to patch panel. Includes two (2) cables of Cat6 from the POE with a minimum of fifteen (15) feet service loops.*
	CATV WIRING / CONDUIT	-	825	825	Coax from the existing junction box to the TV locations in the following locations: Board Room #217, Reception #200 and Break Room #209.
16600.0000	**ACCESS CONTROL / ALARM SYSTEMS**				
	ACCESS CONTROL / ALARM SYSTEMS	-	-	-	By Tenant.
>>>>>>>>>>	CARD KEY ACCESS CONDUIT	-	-	-	Included in ELECTRICAL #16100 per directive.
	CCTV / CAMERAS	-	-	-	N.I.C.
	FIRE/ LIFE / SAFETY SYSTEMS	-	-	-	Limited scope provided by Owner.
	Cost Subtotal	1,636,666	250,036	1,886,702	
	Overhead @ 5%	81,833	12,502	94,335	
	Total Costs	1,718,499	262,538	1,981,037	
	Profit @ 5%	85,925	13,127	99,052	
	Total Projected Costs	**1,804,424**	**275,665**	**2,080,089**	

Approved and authorized by: ____________________

Title: ____________________

Date: ____________________

Page 6

GENERAL NOTES

BASED ON CURRENT CODES, TITLE 24, AND 2016 CALIFORNIA BUILDING CODE

1. ARCHITECT ASSUMES NO RESPONSIBILITY FOR THE COMPLETENESS OF PLANS FOR BID PURPOSES PRIOR TO ISSUANCE OF THE BUILDING PERMIT. THE GENERAL CONTRACTOR AND ALL SUBCONTRACTORS SHALL VERIFY ALL DIMENSIONS AND CONDITIONS ON THE JOB SITE PRIOR TO BEGINNING OF CONSTRUCTION.
2. THE INTENT OF THESE DRAWINGS & SPECIFICATIONS IS TO INCLUDE ALL LABOR, MATERIALS AND SERVICES NECESSARY FOR THE COMPLETION OF ALL WORK SHOWN PRESCRIBED OR REASONABLY IMPLIED, BUT NOT LIMITED TO THAT EXPLICITLY INDICATED IN THE CONTRACT DOCUMENTS.
3. THE ARCHITECT'S APPROVAL OF SUCH SHOP DRAWINGS SHALL NOT RELIEVE THE GENERAL CONTRACTOR OR SUBCONTRACTOR FROM RESPONSIBILITY FOR DEVIATIONS FROM DRAWINGS OR SPECIFICATIONS UNLESS HE HAS (IN WRITING) CALLED THE ARCHITECT'S ATTENTION TO SUCH DEVIATIONS AT THE TIME OF SUBMISSIONS, NOR SHALL IT RELIEVE HIM OF RESPONSIBILITY FOR ERRORS OF ANY SORT IN THE SHOP DRAWINGS.
4. A "CERTIFICATE OF COMPLIANCE" SIGNED BY THE OWNER, GENERAL CONTRACTOR, ARCHITECT OR ENGINEER SHALL BE GIVEN TO THE DEPARTMENT STATING THAT THE WORK HAS BEEN PERFORMED AND MATERIALS INSTALLED ACCORDING TO THE PLANS AND SPECIFICATIONS AFFECTING NON-RESIDENTIAL ENERGY.
5. CONTRACTOR SHALL VERIFY AND BE RESPONSIBLE FOR ALL DIMENSIONS AND CONDITIONS ON THE JOB AND SHALL NOTIFY THE ARCHITECT OF ANY DISCREPANCIES IMMEDIATELY BEFORE COMMENCING ANY WORK.
6. CONTRACTOR SHALL CHECK AND VERIFY SIZE AND LOCATION OF DUCT OPENINGS AND PLUMBING RUNS WITH MECHANICAL CONTRACTOR BEFORE FRAMING WALLS, FLOORS, ETC.
7. CONTRACTOR SHALL PROVIDE AND LOCATE ACCESS PANELS AS REQUIRED AFTER INSTALLATION OF MECHANICAL DUCTS, PLUMBING RUNS WITH MECHANICAL CONTRACTOR BEFORE FRAMING WALLS, FLOOR, ETC.
8. DIMENSIONS ON DRAWINGS ARE FROM FACE OF STUDS OR FINISHED FACE OF EXISTING WALLS UNLESS NOTED OTHERWISE.
9. PRIOR TO THE ISSUANCE OF A BUILDING PERMIT, THE APPLICANT SHALL HAVE EVIDENCE OF CURRENT WORKMAN'S COMPENSATION INSURANCE COVERAGE ON FILE WITH THE DEPARTMENT IN COMPLIANCE WITH SECTION 3800 OF THE CALIFORNIA LABOR CODE.
10. NO EXPOSED SCREWS OR FASTENERS SHALL BE PERMITTED ON WINDOW WALL SURFACES EXPOSED TO VIEW.
11. GLASS DOORS, ADJACENT PANELS, AND ALL GLAZED OPENINGS WITHIN 18 INCHES OF THE ADJACENT FLOOR SHALL BE OF GLASS APPROVED FOR IMPACT HAZARD.
12. TITLE 24: ENERGY COMPLIANCE.

    ENVELOPE COMPLIANCE & STATEMENT OF DESIGN COMPLIANCE:

    THE CALIFORNIA ENERGY CONSERVATION STANDARDS FOR NON-RESIDENTIAL BUILDING SHALL BE REVIEWED AND COMPLIED WITH DURING THE TENANT IMPROVEMENT WORK SCOPE OF THIS PROJECT.

    CERTIFICATE OF COMPLIANCE:

    PRIOR TO THE ISSUANCE OF FINAL CERTIFICATE OF OCCUPANCY FOR THIS PROJECT, THE GENERAL CONTRACTOR SHALL SUBMIT A SIGNED CERTIFICATE TO THE DEPARTMENT OF BUILDING AND SAFETY STATING THAT ALL WORK HAS BEEN PREFORMED AND MATERIALS INSTALLED ACCORDING TO THE PLANS AND SPECIFICATION AFFECTING NON-RESIDENTIAL ENERGY.
13. ALL NOISE BARRIER BATTS (SOUND INSULATION) SHALL BE INCOMBUSTIBLE.
14. EXTEND ALL STUDS AND WALL MATERIALS TO CONSTRUCTION ABOVE UNLESS OTHERWISE INDICATED.
15. ALL EXIT DOORS SHALL BE OPENABLE FROM THE INSIDE WITHOUT THE USE OF A KEY OR ANY SPECIAL KNOWLEDGE OR EFFORT.
16. ALL EXITS SHALL HAVE EXIT SIGNS AND ALL BLIND CORRIDOR TURNS SHALL HAVE DIRECTIONAL EXIT SIGNS.
17. EXIT DOORS SHALL SWING IN THE DIRECTION OF EXIT TRAVEL WHEN SERVING MORE THAN 50 OCCUPANTS.
18. PANIC HARDWARE SHALL BE PROVIDED ON EXIT DOORS SERVING ROOMS, CORRIDORS OR STAIRWAYS HANDLING AN OCCUPANT LOAD OF 50 OR MORE.
19. POST ROOM CAPACITY SIGNS AS PROVIDED BY THE FIRE DEPARTMENT (TITLE 19) ON ROOMS OF 50 OR MORE CAPACITY.
20. EXIT CORRIDOR WALLS AND CEILINGS SHALL BE ONE HOUR-RATED CONSTRUCTION WHERE REQUIRED BY CURRENT BUILDING CODE.
21. SPECIAL LOCKING DEVICES SHALL BE OF AN APPROVED TYPE.
22. PROVIDE ADDITIONAL FIRE EXTINGUISHERS AS REQUIRED BY FIRE DEPARTMENT FIELD INSPECTOR.
23. PROVIDE A PORTABLE FIRE EXTINGUISHER WITH A RATING OF NOT LESS THAN 2-A WITHIN 75 FT. TRAVEL DISTANCE TO ALL PORTIONS OF THE BUILDING.
24. FIRE DAMPERS OR DOORS SHALL BE PROVIDED WHERE AIR DUCTS PENETRATE FIRE-RATED WALLS OR CEILINGS.
25. DOORS OPENING INTO REQUIRED ONE HOUR FIRE-RESISTANT CORRIDORS SHALL BE PROTECTED WITH SMOKE OR DRAFT STOP FIRE ASSEMBLY HAVING A 20 MINUTE RATING WITH SELF-CLOSERS.
26. ALL FIRE-RATED DRYWALL OR METAL LATH AND PLASTER ASSEMBLIES SHALL BE INSTALLED IN ACCORDANCE WITH CURRENT BUILDING CODE.
27. FOR PLYWOOD BACKBOARDS REQUIRED IN TELEPHONE AND ELECTRICAL EQUIPMENT ROOMS, SEE ELECTRICAL DRAWINGS.
28. EMERGENCY LIGHTING SHALL BE 2 SEPARATE SOURCES OF POWER AND SHALL COMPLY WITH ELECTRICAL CODE.
29. LIGHTED EXIT SIGNS WITH MINIMUM OF 6 INCH HIGH LETTERS SHALL BE POSTED ABOVE EXITS.
30. EXIT ILLUMINATION SHALL BE PROVIDED AS REQUIRED BY ELECTRICAL CODE.
31. INTERIOR WALL AND CEILINGS SHALL BE INSTALLED IN ACCORDANCE WITH CURRENT BUILDING CODE, INCLUDING REQUIREMENTS FOR PLANS SPREAD AND SMOKE DENSITY RATINGS FOR FINISH MATERIALS.
32. THE FIRE SPRINKLER SYSTEM DESIGN BY CONTRACTOR.
33. EMERGENCY LIGHTING SHALL BE PROVIDED GIVING A VALUE OF THE FOOTCANDLE AT FLOOR LEVEL REQUIRED PER CURRENT BUILDING CODE.
34. THE CONTRACTOR FOR THE FIRE SPRINKLER SYSTEM WILL OBTAIN APPROVAL BY CITY AND ARCHITECT.
35. INTERIOR WALL AND CEILING FINISHES FOR ASSEMBLY, CLASSROOM, DINING AND BAR AREAS SHALL NOT EXCEED "200" END POINT FLAME SPREAD RATING.
36. INTERIOR WALL AND CEILING FINISHES FOR EXIT CORRIDORS SHALL NOT EXCEED AN END POINT FLAME SPREAD RATING OF 75.
37. ANY DECORATIONS SHALL BE OF NON-COMBUSTIBLE OR FLAME PROOFED IN APPROVED MANNER.
38. EXTEND EXISTING FIRE/LIFE SAFETY SYSTEM INTO NEW SPACES.
39. HANDICAP ACCESSIBILITY FROM STREET OR PARKING LOT TO BUILDING ENTRANCE TO MEET PRESENT TITLE 24 REQUIREMENTS.
40. TOILET ROOMS TO COMPLY WITH PRESENT TITLE 24 REQUIREMENTS. PER CALIFORNIA CODE OF REGULATIONS, HANDICAP REQUIREMENTS.
41. IN BUILDINGS HAVING FLOORS AND ROOFS OF WOOD FRAME CONSTRUCTION, OTHER THAN DWELLING OR HOTEL OCCUPANCIES, DRAFT STOP THE AREA BETWEEN THE CEILING AND ROOF ABOVE SO THAT NO CONCEALED SPACE EXCEEDS 3,000 SF AND NO HORIZONTAL DIMENSION EXCEEDS 60 L.F. (IF SPACE HAS SPRINKLERS, THEN 9,000 SF AND 100 L.F.) CONTRACTOR TO VERIFY EXISTING CONDITION.

A B B R E V I A T I O N S

&	And	Jan.	Janitor
°	Angle	JT.	Joint
@	At		
~C	Centerline	KIT.	Kitchen
Ø	Diameter or Round		
#	Pound or Number	LAB.	Laboratory
(E)	Existing	LAM.	Laminate
		LAV.	Lavatory
ACOUS	Acoustical	LKR.	Locker
A.D.	Area Drain	LT.	Light
ADJ.	Adjustable		
AGGR.	Aggregate	MAX.	Maximum
AL.	Aluminum	M.C.	Medicine
APPROX.	Approximate	MECH.	Mechanical
ARCH.	Architectural	MEMB.	Membrane
ASB.	Asbestos	MET.	Metal
ASPH.	Asphalt	MFR.	Manufacturer
		MH.	Manhole
BD.	Board	MIN.	Minimum
BITUM.	Bituminous	MIR.	Mirror
BLDG.	Building	MISC.	Miscellaneous
BLK.	Block	M.O.	Masonry Opening
BLKG.	Blocking	MTD.	Mounted
BM.	Beam	MUL.	Mullion
BOT.	Bottom		
		N.	North
		N.I.C.	Not in Contract
CAB.	Cabinet	NO. or #	Number
C.B.	Catch Basin	NOM.	Nominal
CEM.	Cement	N.T.S.	Not To Scale
CER.	Ceramic		
C.I.	Cast Iron	O.A.	Overall
C.G.	Corner Guard	OBS.	Obscure
CLG.	Ceiling	O.C.	On Center
CLKG.	Calking	O.D.	Outside Diameter (Dim.)
CLO.	Closet	OFF.	Office
CLR.	Clear	OPNG.	Opening
C.O.	Cased Opening	OPP.	Opposite
COL.	Column		
CONC.	Concrete	P.J.	Panel Joint
CONN.	Connection	PRCST.	Pre-cast
CONSTR.	Construction	PL.	Plate
CONT.	Continuous	P.LAM.	Plastic Laminate
CORR.	Corridor	PLAS.	Plaster
CTSK.	Countersunk	PLYWD.	Plywood
CNTR.	Counter	PR.	Pair
CTR.	Center	PT.	Point
		P.T.D	Paper Towel Dispenser
DBL.	Double	P.T.D/R	Combination Paper Towel
DEPT.	Department	PTN.	Partition
D.F.	Drinking Fountain	P.T.R.	Paper Towel Receptacle
DET.	Detail		
DIA.	Diameter	Q.T.	Quarry Tile
DIM.	Dimension		
DISP.	Dispenser	R.	Riser
DN.	Down	RAD.	Radius
D.O.	Door Opening	R.D.	Roof Drain
DR.	Door	REF.	Reference
DWR.	Drawer	REFR.	Refrigerator
DS.	Downspout	RGTR.	Register
D.S.P.	Dry Standpipe	REINF.	Reinforced
DWG	Drawing	REQ.	Required
		RESIL.	Resilient
E.	East	RM.	Room
EA.	Each	R.O.	Rough Opening
E.J.	Expansion Joint	RWD.	Redwood
EL.	Elevation	R.W.L.	Rain Water Leader
ELEC.	Electrical		
ELEV.	Elevator	S.	South
EMER.	Emergency	S.C.	Solid Core
ENCL.	Enclosure	S.C.D.	Seat Cover Dispenser
E.P.	Electrical Panelboard	SCHED.	Schedule
EQ.	Equal	S.D.	Soap Dispenser
EQPT.	Equipment	SECT.	Section
E.W.C.	Electric Water Cooler	SH.	Shelf
EXST.	Existing	SHR.	Shower
EXPO.	Exposed	SHT.	Sheet
EXP.	Expansion	SIM.	Similar
EXT.	Exterior	S.N.D.	Sanitary Napkin Dispenser
		S.N.R.	Sanitary Napkin Receptacle
F.A.	Fire Alarm	SPEC.	Specifcation
F.B.	Flat Bar	SQ.	Square
F.D.	Floor Drain	S.ST.	Stainless Steel
FDN.	Foundation	S.SK.	Service Sink
F.E.	Fire Extinguisher	STA.	Station
F.E.C.	Fire Extinguisher Cab	STD.	Standard
F.H.C.	Fire Hose Cabinet	STL.	Steel
FIN.	Finish	STOR.	Storage
FL.	Floor	STRL.	Structural
FLASH.	Flashing	SUSP.	Suspended
FLUOR.	Fluorescent	SYS.	Symmetrical
F.O.C.	Face of Concrete		
F.O.F.	Face of Finish	TRD.	Tread
F.O.M.	Face of Mullion	T.B.	Towel Bar
F.O.S.	Face of Stud	T.C.	Top of Curb
FPRF.	Fireproof	TEL.	Telephone
F.S.	Full Size	TER.	Terrazzo
FT.	Foot or Feet	T. & G.	Tongue and Groove
FTG.	Footing	THK.	Thick
FURR.	Furring	T.P.	Top of Pavement
FUT.	Future	T.P.D.	Toilet Paper Dispenser
		T.V.	Television
GA.	Gauge	T.W.	Top of Wall
GALV.	Galvanized	TYP.	Typical
G.B.	Grab Bar	T.O.P.	Top of Parapet
GL.	Glass	T.O.R.	Top of Roofing Substrate
GND.	Ground		
GR.	Grade	UNF.	Unfinished
GYP.	Gypsum	U.O.N.	Unless Otherwise Noted
		UR.	Urinal
H.B.	Hose Bibb		
H.C.	Hollow Core	VERT.	Vertical
HDWD.	Hardwood	VEST.	Vestibule
HDWE.	Hardware		
H.M.	Hollow Metal	W.	West
HORIZ.	Horizontal	W/	With
HR.	Hour	W.C.	Water Closet
HGT.	Height	WD.	Wood
		W.H.	Water Heater
I.D.	Inside Diameter (Dim.)	W/O	Without
INSUL.	Insulation	WP	Waterproof
INT.	Interior	WSCT.	Wainscot
INV.	Inverted	WT.	

BUILDING CODES

CBC - 2016 CALIFORNIA BUILDING CODE (BASED ON 2015 IBC CODE) 3
CEC - 2016 CALIFORNIA ELECTRICAL CODE, NFPA 70 & 2013 NEC
CMC - 2016 CALIFORNIA MECHANICAL CODE
CPC - 2016 CALIFORNIA PLUMBING CODE
2014 CALIFORNIA ENERGY CODE (TITLE 24)
CFC - 2016 CALIFORNIA FIRE CODE
CALGREEN - 2016 CALIFORNIA GREEN BUILDING STANDARDS CODE
2010 ADA STANDARDS FOR ACCESSIBLE DESIGN

LEGAL DESCRIPTION

ZONING: M-RP
ASSESSOR'S PARCEL NUMBER: 013-330-009 1
DESCRIPTION OF USE: BUSINESS PARK

PLAN CHECK NUMBER

PLAN CHECK #: 21737 3

TENANT IMPROVEMENTS FOR:

RESONANT INC.

SECOND FLOOR

175 CREMONA DRIVE, GOLETA, CALIFORNIA

175 CREMONA DRIVE
SCOPE OF WORK ON 2ND FLOOR
ACCESSIBLE PATH OF TRAVEL
EXISTING INTERNATIONAL SYMBOL OF ACCESSIBILITY TO REMAIN. (SEE MARKING, 11B-502.6.4)
ACCESSIBLE PATH OF TRAVEL
CREMONA DRIVE
NORTH

SITE PLAN (For Reference Only) A
SCALE: 1" = 20'-0"

SHEET INDEX

ARCHITECTURAL

TA0.1	COVER SHEET, OVERALL SITE PLAN - FOR REFERENCE ONLY
TA0.2	ACCESSIBILITY NOTES
TA0.3	ACCESSIBILITY NOTES
TA0.4	GREEN BUILDING
TAD1	DEMOLITION PLAN
TA2.0	PARTITION PLAN
TA2.1	REFLECTED CEILING PLAN
TA2.2	FLOOR FINISH PLAN
TA3.0	POWER AND DATA PLAN
TA4.0	ELEVATIONS AND RESTROOM PLAN (REFERENCE ONLY)
TA4.1	ELEVATIONS
TD01	DETAILS
TD02	DETAILS

MECHANICAL

M1.1	ABBREVIATIONS, NOTES & EQUIPMENT SCHEDULE
M1.2	TITLE-24 DOCUMENTS
M2.1	2ND FLOOR DUCTING PLAN
M2.2	ROOF PLAN
M3.0	DETAILS

ELECTRICAL

E1.0	ELECTRICAL SYMBOLS SPECS ONE LINE
E1.1	ELECTRICAL PANEL SCHEDULES
E2.0	ELECTRICAL POWER PLAN
E2.1	ELECTRICAL LIGHTING PLAN
E3.0	ELECTRICAL LIGHTING TITLE 24

1

REFERENCE SYMBOLS

- 4 — COLUMN GRID NUMBER OR LETTER
- B / A8.1 — DETAIL REFERENCE LETTER; SHEET NUMBER
- DETAIL IDENTIFICATION; SHEET NUMBER
- EXTERIOR ELEVATION; SHEET NUMBER
- SECTION REFERENCE; SHEET NUMBER
- N / W / E / S, A / A5.1 — ELEVATION GROUP REFERENCE; SHEET NUMBER; ROOM ELEVATION IDENTIFICATION
- 1 — REVISION NUMBER ATTACHED TO CLOUDED CHANGE
- WALL MOUNTED / CLG. MOUNTED — EXIT SIGN (ILLUMINATED) W/ DIRECTION ARROW
- VESTIBULE / 108 — ROOM NAME; ROOM NUMBER
- 2 — CONSTRUCTION NOTE
- 12 — DOOR NUMBER

PROJECT INFORMATION

PROJECT DESCRIPTION:

TENANT IMPROVEMENT ON SECOND FLOOR WITH NEW PARTITION, NEW DOOR WITH SIDELITE, NEW HIGH/LOW CABINET AND NEW CEILING WITH LIGHT FIXTURE.

TOTAL SCOPE OF WORK: = 23,823 S.F.

2016 CALIFORNIA BUILDING CODE
CONSTRUCTION TYPE: TYPE V-N, FULLY SPRINKLERED
TENANT OCCUPANCY GROUP: B

	OCCUPANT LOAD:	EXITS REQ'D.:	EXITS PROV'D.:
T.I. SPACE = 23,823 S.F.	238	2	6

THIS PROJECT SHALL CONFORM TO THE 2016 CALIFORNIA BUILDING CODE/ 2016 CALIFORNIA PLUMBING CODE/ 2016 CALIFORNIA MECHANICAL CODE AND THE 2016 CALIFORNIA ELECTRICAL CODE.

THESE DOCUMENTS HAVE BEEN RECEIVED AND CHECKED FOR ACCURACY INCLUDING: DIMENSIONS & CABINETRY MILLWORK & DETAILS; LOCATIONS OF PARTITIONS; TELEPHONE & ELECTRICAL OUTLET LOCATIONS; SPECIAL ELECTRICAL & LIGHTING REQUIREMENTS; AND WALL & FLOOR FINISH LOCATIONS & SPECIFICATIONS. ANY CHANGES WILL BE AT ADDITIONAL EXPENSE TO THE OWNER ONCE THE DRAWINGS ARE APPROVED AND RELEASED FOR CONSTRUCTION. ALL REVISIONS SHALL BE APPROVED IN WRITING BY THE OWNER. EXPENSE OF ADDITIONAL OR REVISED CONSTRUCTION DOCUMENTS SHALL BE BORNE BY THE OWNER.

☐ APPROVED FOR CONSTRUCTION

☐ APPROVED AS NOTED, RELEASED FOR CONSTRUCTION

TENANT ______________________ DATE

VICINITY MAP

U.S. 101 FREEWAY
101
LOS CARNEROS
LOS CARNEROS WAY
CREMONA DR.
HOLLISTER AVE
PROJECT SITE
NORTH

PROJECT DIRECTORY

OWNER:
BERMANT DEVELOPMENT COMPANY
5383 HOLLISTER AVENUE, SUITE 260
SANTA BARBARA, CA 93111
CONTACT: ERICA ISHERWOOD
PHONE (805) 964-7200 FAX (805) 964-2535

ARCHITECT:
pk:architecture
5126 CLARETON DR. SUITE 110
AGOURA HILLS, CA 91301
CONTACT: MARK KELLOGG
(818)584-0057 FAX(818)584-0019
EMAIL: mkellogg@pkarchitecture.net

GENERAL CONTRACTOR:
TRABUCCO COMMERCIAL CONSTRUCTION
P. O. BOX 50524
SANTA BARBARA, CA 93150
CONTACT: JOE BEAUDET
(805)964-6654 FAX(805)964-8656
EMAIL: joeaudet@trabucco.com

TENANT:
RESONANT, INC.
CONTACT: GEORGE B. HOLMES
PHONE (415) 895-2095
EMAIL: gbholmes@resonant.com
2

DOOR AND HDWR. LEGEND

DOOR NUMBERS:

DOOR TYPE: 1

A. BUILDING STANDARD 1¾" INTERIOR WOOD SINGLELITE GLASS DOOR WITH FULL HEIGHT SIDELITE IN WESTERN INTEGRATED ALUM. FRAME. DOOR SIZE: 4' X 8'
B. INTERIOR DOOR: 3'-0"W. X 8'-0"H. X 1 3/4" THK. BLDG. STD. SOLID CORE STAIN GRADE IN PRE-FINISHED ALUMINUM WESTERN INTEGRATED FRAME OR EQUAL; NON-RATED
C. SUITE ENTRY DOOR: SAME AS TYPE "B".
D. PAIR INTERIOR DOOR: 2 - 3'-0"W. X 8'-0"H. X 1 3/4" THK. BLDG. STD. SOLID CORE STAIN GRADE IN PRE-FINISHED ALUMINUM WESTERN INTEGRATED FRAME OR EQUAL; NON-RATED
E. BUILDING STANDARD 1¾" INTERIOR WOOD SOLID CORE DOOR IN WESTERN INTEGRATED ALUM. FRAME. DOOR SIZE: 3'-6" X 8'
F. BUILDING STANDARD 1¾" INTERIOR WOOD SOLID CORE DOOR IN WESTERN INTEGRATED ALUM. FRAME. DOOR SIZE: 4' X 8'

HARDWARE:

1. LOCKSET WITH DEADBOLT AND CLOSER
2. STORAGE LOCKSET AND CLOSER
3. LATCHSET AND CLOSER
4. LOCKSET
5. LATCHSET 1
6. LOCKSET AND CLOSER (CARD READER) PREP. FRAME FOR CARD KEY READER AND PROVIDE ELECTRIFIED DOOR STRIKES

ALL INTERIOR DOORS TO BE BLDG. STANDARDS STAIN GRADE FINISH.

EVERY NEW SUITE DOOR SHALL BE OPENABLE FROM THE INSIDE WITHOUT USE OF A KEY OR ANY SPECIAL KNOWLEDGE OR EFFORT.

DOOR OR DOORS WITHOUT SYMBOLS ARE EXISTING TO REMAIN.

PROVIDE DOOR STOPS AT ALL NEW DOORS.

PROVIDE CLOSER AND METAL THRESHOLD AT ALL NEW RATED DOORS.

ALL NEW DOOR FRAMES TO BE "WESTERN INTEGRATED" OR EQUIVALENT.

PROVIDE DRAFT STOP GASKETING AT ALL RATED DOORS.

PROVIDE ASTRAGALS AS REQUIRED FOR PAIR OF DOORS.

pk:a
pk:architecture

TENANT IMPROVEMENT FOR:
RESONANT INC.
2nd Floor
175 Cremona Drive
Goleta, CA 93117

all drawings and written material appearing herein constitute the original and unpublished work of the architect and the same may not be duplicated used or disclosed without the written consent of the architect.

△	remarks	date
	tenant review	03-07-2018
	Clarification	03-22-2018
	Plan Check	04-04-2018
1	Tenant Revision	04-11-2018
2	Tenant Revision	04-19-2018
3	P.C. Revision	04-30-2018

sheet title

COVER SHEET

drawn by

project no 17-96.60

date

scale as noted

TA0.1

DISABLED BARRIER NOTES

BASED ON CURRENT CODES, TITLE 24, AND 2016 CALIFORNIA BUILDING CODES

The State of California delegates to the local jurisdiction the authority to ensure compliance with Title 24, Part 2 of the California Code of Regulations. This correction list indicates specific areas of Title 24, Part 2 which are applicable to your project. Please be aware that the owner(s) of this building and his/her consultants are responsible for compliance with the most current Federal Regulations contained in the Americans with Disabilities Act (ADA) and Fair Housing Act (FHA). Where the ADA & FHA requirements exceed those contained in Title 24, Part 2, it is the owners responsibility and consultants to ensure compliance with the most current ADA & FHA regulations, as the County/City is not delegated the authority to plan review or inspect projects for ADA & FHA compliance.

A. APPLICATION AND ADMINISTRATION

1. When alterations or additions are made to existing buildings or facilities, an accessible path of travel to the specific area of alteration or addition shall be provided unless otherwise exempt. **§11B-202.4**
2. Primary accessible path of travel shall include a primary entrance to the building or facility; toilet and bathing facilities serving the area; drinking fountains serving the area; public telephones serving the area, and signs. **§11B-202.4**
3. When the adjusted construction cost is less than or equal to the current valuation threshold $150,244.00, the cost of compliance with the primary accessible path of travel requirements is limited to 20 percent of the adjusted construction cost of alterations, structural repairs or additions presently planned and those during the preceding three-year period. **§11B-202.4**
4. Adjusted construction cost of alterations, structural repairs or additions does not include the cost of alterations to path of travel elements. **§11B-202.4**
5. In choosing which accessible elements to provide, priority should be given to those elements that will provide the greatest access in the following order: (1) an accessible entrance; (2) an accessible route to the altered area; (3) at least one accessible restroom for each sex or a single accessible unisex restroom;(4) accessible telephones; (5) accessible drinking fountains; and (6) when possible, additional accessible elements such as parking, signs, storage and alarms. **§11B-202.4**
6. Alterations to a qualified historic building or facility shall comply with Chapter 11B unless it will threaten or destroy the historical significance or character-defining features of the building or property. In those cases, alternative provisions shall be applied on an item-by-item or case-by-case basis with sufficient written documentation. **§11B-202.5, SHBC 8-602**
7. **NOTE ON PLAN:** Public accommodations shall maintain in operable working condition those features of facilities and equipment that are required to be accessible to and useable by persons with disabilities. Isolated or temporary interruptions in service or accessibility due to maintenance or repairs shall be permitted. **§11B-108**

B. BUILDING BLOCKS

FLOOR OR GROUND SURFACES

1. Floor and ground surfaces shall be stable, firm, and slip resistant. **§11B-302.1**
2. Carpet or carpet tile shall be securely attached and shall have a firm cushion, pad, or backing or no cushion or pad. Carpet or carpet tile shall have a level loop, textured loop, level cut pile, or level cut/uncut pile texture. Pile height shall be ½ inch maximum. **§11B-302.2, Figure 11B-302.2**

CHANGES IN LEVEL

3. Vertical changes in level for floor or ground surfaces may be ¼ inch high maximum and without edge treatment. **Changes in level greater than ¼ inch and not exceeding ½ inch in height shall be beveled with a slope not steeper than 1:2. §11B-303, Figures 11B-303.2 & 11B-303.3**
4. Changes in level greater than ½ inch in height shall be ramped and shall comply with the requirements of 11B-405 Ramps or 11B-406 Curb Ramps as applicable. **§11B-303**
5. Abrupt changes in level exceeding 4 inches in a vertical dimension between walks, sidewalks or other pedestrian ways and adjacent surfaces or features shall be identified by warning curbs at least 6 inches in height above the walk or sidewalk surface or by guards or handrails with a guide rail centered 2 inches minimum and 4 inches maximum above the surface of the walk or sidewalk. These requirements do not apply between a walk or sidewalk and an adjacent street or driveway. **§11B-303.5**

TURNING SPACE

6. Circular turning spaces shall be a space of 60 inches diameter minimum and may include knee and toe clearance complying with 11B-306 Knee and Toe Clearance. **§11B-304.3.1**
7. T-Shaped turning spaces shall be a T-shaped space within a 60 inch square minimum with arms and base 36 inches wide minimum. Each arm of the T shall be clear of obstructions 12 inches minimum in each direction and the base shall be clear of obstructions 24 inches minimum. **§11B-304.3.2, Figure 11B-304.3.2**

KNEE AND TOE CLEARANCE

8. For lavatories and built-in dining and work surfaces required to be accessible, toe clearance shall be provided that is 30 inches in width and 9 inches in height above the finish floor or ground for a depth of 19 inches minimum. **§11B-306.2.1**
9. Toe clearance shall extend 19 inches maximum under lavatories for toilet and bathing facilities and 25 inches maximum under other elements. **§11B-306.2.2**
10. At lavatories in toilet and bathing facilities, knee clearance shall be provided that is 30 inches in width for a depth of 11 inches at 9 inches above the finish floor or ground and for a depth of 8 inches at 27 inches above the finish floor or ground increasing to 29 inches high minimum above the finish floor or ground at the front edge of a counter with a built-in lavatory or at the front edge of a wall-mounted lavatory fixture. **§11B-306.3.3, Figure 11B-306.3(c)**
11. At dining and work surfaces required to be accessible, knee clearance shall be provided that is 30 inches in width at 27 inches above the finish floor or ground for a depth of at least 19 inches. **§11B-306.3**

PROTRUDING OBJECTS

12. Except for handrails, objects with leading edges more than 27 inches and less than 80 inches above the finish floor or ground shall protrude no more than 4 inches horizontally into the circulation path. Handrails may protrude 4½ inches maximum. **§11B-307.2, Figure 11B-307.2**
13. Freestanding objects mounted on posts or pylons shall overhang circulation paths no more than 12 inches when located from 27 to 80 inches above the finish floor or ground. **§11B-307.3, Figure 11B-307.3(a)**
14. Protruding objects shall not reduce the clear width required for accessible routes. **§11B-307.5**
15. Lowest edge of a sign or other obstruction, when mounted between posts or pylons separated with a clear distance greater than 12 inches, shall be less than 27 inches or more than 80 inches above the finish floor or ground. **§11B-307.3, Figure 11B-307.3(b)**
16. Vertical clearance shall be at least 80 inches high on circulation paths except at door closers and door stops, which may be 78 inches minimum above the finish floor or ground. **§11B-307.4**
17. Guardrails or other barriers with a leading edge located 27 inches maximum above the finish floor or ground shall be provided where the vertical clearance on circulation paths is less than 80 inches high. **§11B-307.4, Figure 11B-307.4**
18. Where a guy support is used within either the width of a circulation path or 24 inches maximum outside of a circulation path, a vertical guy brace, sidewalk guy or similar device shall be used to prevent a hazard or an overhead obstruction. **§11B-307.4.1, Figure 11B-307.4.1**

REACH RANGES

19. Electrical controls and switches intended to be used by the occupant of a room or area to control lighting and receptacle outlets, appliances or cooling, heating and ventilating equipment shall be located within allowable reach ranges. Low reach shall be measured to the bottom of the outlet box and high reach shall be measured to the top of the outlet box. **§11B-308.1.1**
20. Electrical receptacle outlets on branch circuits of 30 amperes or less and communication system receptacles shall be located within allowable reach ranges. Low reach shall be measured to the bottom of the outlet box and high reach shall be measured to the top of the outlet box. **§11B-308.1.2.**
21. High forward reach that is unobstructed shall be 48 inches maximum and the low forward reach shall be 15 inches minimum above the finish floor or ground. **§11B-308.2.1, Figure 11B-308.2.1**
22. High forward reach shall be 48 inches maximum where the reach depth is 20 inches or less and 44 inches maximum where the reach depth exceeds 20 inches. High forward reach shall not exceed 25 inches in depth. **§11B-308.2.2, Figure 11B-308.2.2**
23. High side reach shall be 48 inches maximum and the low side reach shall be 15 inches minimum above the finish floor where the side reach is unobstructed or the depth of any obstruction does not exceed 10 inches. **§11B-308.3.1, Figure 11B-308.3.1**
24. High side reach shall be 46 inches maximum above the finish floor or ground where the high side reach is over an obstruction more than 10 inches but not more than 24 inches in depth. **§11B-308.3.2, Figure 11B-308.3.2**
25. Obstructions for high side reach shall not exceed 34 inches in height and 24 inches in depth. **§11B-308.3.2, Figure 11B-308.3.2**
26. Obstructed high side reach for the top of washing machines and clothes dryers shall be permitted to be 36 inches maximum above the finish floor. **§11B-308.3.2**
27. Obstructed high side reach for the operable parts of fuel dispensers shall be permitted to be 54 inches maximum measured from the surface of the vehicular way where fuel dispensers are installed on existing curbs. **§11B-308.3.2**

OPERABLE PARTS

28. Operable parts shall be operable with one hand and shall not require tight grasping, pinching, or twisting of the wrist. Force required to activate operable parts shall be 5 pounds maximum. **§11B-309.4**

C. ACCESSIBLE ROUTES

GENERAL

1. At least one accessible route shall be provided within the site from accessible parking spaces and accessible passenger loading zones; public streets and sidewalks; and public transportation stops to the accessible building or facility entrance they serve. Where more than one route is provided, all routes must be accessible. **§11B-206.2.1 (See exceptions)**
2. At least one accessible route shall connect accessible buildings, accessible facilities, accessible elements, and accessible spaces that are on the same site. **§11B-206.2.2 (See exception)**
3. At least one accessible route shall connect each story and mezzanine in multi-story buildings and facilities. **§11B-206.2.3 (See exceptions)**
4. In new construction of buildings where elevators are required by 11B-206.2.3 Multi-Story Buildings and Facilities, and which exceed 10,000 square feet on any floor, an accessible means of vertical access via ramp, elevator or lift shall be provided within 200 feet of travel of each stair and each escalator. **§11B-206.2.3.2**
5. In existing buildings that exceed 10,000 square feet on any floor and in which elevators are required by 11B-206.2.3 Multi-Story Buildings and Facilities, whenever a newly constructed means of vertical access is provided via stairs or an escalator, an accessible means of vertical access via ramp, elevator or lift shall be provided within 200 feet of travel of each new stair or escalator. **§11B-206.2.3.2**
6. At least one accessible route shall connect accessible building or facility entrances with all accessible spaces and elements within the building or facility, including mezzanines, which are otherwise connected by a circulation path. **§11B-206.2.4 (See exceptions 1 through 7)**
7. Accessible routes shall coincide with or be located in the same area as general circulation paths. Where circulation paths are interior, required accessible routes shall also be interior; An accessible route shall not pass through kitchens, storage rooms, restrooms, closets or other spaces used for similar purposes, except as permitted by Chapter 10. **§11B-206.3**

EMPLOYEE WORKSTATIONS

8. Employee workstations shall be on an accessible route complying with Division 4. Spaces and elements within employee workstations shall only be required to comply with Sections 11B-207.1, 11B-215.3, 11B-302, 11B-303, and 11B-404.2.3. Common use circulation paths within employee workstations shall comply with Section 11B-206.2.8. **§11B-203.9**

DETECTABLE WARNINGS AND DETECTABLE DIRECTIONAL TEXTURE

9. Curb ramps shall have detectable warnings that extend 36 inches in the direction of travel for the full width of the ramp run less than 2 inches maximum on each side, excluding any flared sides. **§11B-247.1.2.2, §11B-705.1.2.2**
10. On perpendicular curb ramps, detectable warnings shall be located so the edge nearest the curb is 6 to 8 inches from the line at the face of the curb marking the transition between the curb and the gutter, street or highway. **§11B-247.1.2.2, §11B-705.1.2.2**
11. On parallel curb ramps, detectable warnings shall be placed on the turning space at the flush transition between the street and sidewalk. Detectable warnings shall extend the full width of the turning space at the flush transition between the street and the sidewalk less than 2 inches maximum on each side **§11B-247.1.2.2, §11B-705.1.2.2, Figure 11B-406.3.2**
12. Islands or cut-through medians 96 inches or longer in length in the direction of pedestrian travel shall have detectable warnings that are 36 inches minimum in depth extending the full width of the pedestrian path or cut-through less than 2 inches maximum on each side, placed at the edges of the pedestrian island or cut-through median, and separated by 24 inches minimum of walking surface without detectable warnings. **§11B-247.1.2.3, §11B-705.1.2.3**
13. Walks that cross or adjoin a route provided for vehicular traffic, such as in a street, driveway, or parking facility, shall be separated by detectable warnings, curbs, railings or other elements between the pedestrian areas and vehicular areas. **§202, §11B-247.1.2.5, §11B-705.1.2.5**
14. Detectable warnings provided to separate walks that cross or adjoin a route provided for vehicular traffic, such as in a street, driveway, or parking facility, shall be 36 inches in width and continuous at the boundary between the pedestrian areas and vehicular areas. **§202, §11B-247.1.2.5, §11B-705.1.2.5**
15. Provide detectable warning details showing compliance with the following:
    a. Detectable warning surfaces at **transit boarding platform edges, bus stops, hazardous vehicular areas, reflecting pools, and track crossings** shall comply with Section 11B-705.1.1.3.1. **§11B-705.1.1.3**
    b. Detectable warnings at other locations shall comply with either Section 11B-705.1.1.3.1 or Section 11B-705.1.1.3.2. The material used to provide visual contrast shall be an integral part of the surface. **§11B-705.1.1.3**
16. Detectable warning surfaces shall be yellow and approximate FS 33538 of Federal Standard 595C. **§11B-705.1.1.3.1**
17. Detectable warning surfaces shall provide a 70 percent minimum visual contrast with adjacent walking surfaces. Contrast in percent shall be determined by:

    Contrast percent = [(B1-B2)/B1] x 100 where

    B1 = light reflectance value (LRV) of the lighter area and

    B2 = light reflectance value (LRV) of the darker area

    §11B-705.1.1.3.2 (See exception)

ENTRANCES

18. Entrances shall be provided in accordance with 11B-206.4 Entrances. Entrance doors, doorways, and gates shall comply with 11B-404 Doors, Doorways, and Gates and shall be on an accessible route complying with 11B-402 Accessible Routes; (See exceptions). **§11B-206.4**
19. All entrances and exterior ground-floor exits to buildings and facilities shall comply with 11B-404 Doors, Doorways and Gates. **§11B-206.4.1**
20. Where direct access is provided for pedestrians from a parking structure to a building or facility entrance, each direct access to the building or facility entrance shall comply with 11B-404 Doors, Doorways, and Gates. **§11B-206.4.2**
21. Direct connections to other facilities shall provide an accessible route complying with 11B-404 Doors, Doorways, and Gates from the point of connection to boarding platforms and all transportation system elements required to be accessible. Any elements provided to facilitate future direct connections shall be on an accessible route connecting boarding platforms and all transportation system elements required to be accessible. **§11B-206.4.4.2 (See exception)**

TECHNICAL REQUIREMENTS FOR ACCESSIBLE ROUTES

22. Accessible routes shall consist of one or more of the following components: walking surfaces with a running slope not steeper than 1:20 (5%), doorways, ramps, curb ramps excluding the flared sides, elevators, and platform lifts. **§11B-402.2**
23. The running slope of walking surfaces shall not be steeper than 1:20 (5%). The cross slope of walking surfaces shall not be steeper than 1:48 (2.083%). **§11B-403.3**
24. Except at turns or passing spaces, the clear width of walking surfaces shall be 36 inches minimum. **§11B-403.5.1**
25. The clear width for walking surfaces in corridors serving an occupant load of 10 or more shall be 44 inches minimum. **§11B-403.5.1 exception 2**
26. The clear width for sidewalks and walks shall be 48 inches minimum. **§11B-403.5.1 exception 3**
27. The clear width for aisles shall be 36 inches minimum if serving elements on only one side, and 44 inches minimum if serving elements on both sides. **§11B-403.5.1 exception 4**
28. The clear width for accessible routes to accessible toilet compartments shall be 44 inches except for door-opening widths and door swings. **§11B-403.5.1 exception 5**

DOORS, DOORWAYS, AND GATES

29. Doors, doorways, and gates providing user passage shall be provided in accordance with 11B-206.5 Doors, Doorways, and Gates. **§11B-206.5**
30. Doors, doorways and gates that are part of an accessible route shall comply with 11B-404 Doors, Doorways, and Gates. **§11B-404.1**
31. Revolving doors, revolving gates, and turnstiles shall not be part of an accessible route. **§11B-402.2.1**
32. At least one of the active leaves of doorways with two leaves shall comply with 11B-404.2.3 Clear Width and 11B-404.2.4 Maneuvering Clearances. **§11B-404.2.2**
33. Door openings shall provide a clear width of 32 inches minimum. Clear openings of doorways with swinging doors shall be measured between the face of the door and the stop, with the door open 90 degrees. Openings more than 24 inches deep shall provide a clear opening of 36 inches minimum. There shall be no projections into the required clear opening width lower than 34 inches above the finish floor or ground. Projections into the clear opening width between 34 inches and 80 inches above the finish floor or ground shall not exceed 4 inches. **§11B-404.2.3**
34. Minimum maneuvering clearances at doors and gates shall comply with 11B-404.2.4 Maneuvering Clearances. Maneuvering clearances shall extend the full width of the doorway and the required latch side or hinge side clearance. **§11B-404.2.4**
35. Swinging doors and gates shall have maneuvering clearances complying with Table 11B-404.2.4.1. **§11B-404.2.4.1**
36. Doorways less than 36 inches wide without doors or gates, sliding doors, or folding doors shall have maneuvering clearances complying with Table 11B-404.2.4.2. **§11B-404.2.4.2**
37. Maneuvering clearances for forward approach shall be provided when any obstruction within 18 inches of the latch side an interior doorway, or within 24 inches of the latch side of an exterior doorway, projects more than 8 inches beyond the face of the door, measured perpendicular to the face of the door or gate. **§11B-404.2.4.3**
38. Thresholds, if provided at doorways, shall be ½ inch high maximum. Raised thresholds and changes in level at doorways shall comply with 11B-302 Floor or Ground Surfaces and 11B-303 Changes in Level. **§11B-404.2.5.**
39. Handles, pulls, latches, locks, and other operable parts on doors and gates shall comply with 11B-309.4 Operation. Operable parts of such hardware shall be 34 inches minimum and 44 inches maximum above the finish floor or ground. Where sliding doors are in the fully open position, operating hardware shall be exposed and usable from both sides. **§11B-404.2.7**
40. The force for pushing or pulling open a door or gate other than fire doors shall be as follows: **§11B-404.2.9**
    a. Interior hinged doors and gates: 5 pounds maximum.
    b. Sliding or folding doors: 5 pounds maximum.
    c. Required fire doors: the minimum opening force allowable by the appropriate administrative authority, not to exceed 15 pounds.
    d. Exterior hinged doors: 5 pounds maximum.
41. Swinging door and gate surfaces within 10 inches of the finish floor or ground measured vertically shall have a smooth surface on the push side extending the full width of the door or gate. Parts creating horizontal or vertical joints in these surfaces shall be within 1/16 inch of the same plane as the other and be free of sharp or abrasive edges. Cavities created by added kick plates shall be capped. **§11B-404.2.10**

RAMPS

42. Provide ramp details, including slope, landings, and handrails.
43. Ramp runs shall have a running slope not steeper than 1:12 (8.33%). **§11B-405.2**
44. Cross slope of ramp runs shall not be steeper than 1:48 (2.083%). **§11B-405.3**
45. Floor or ground surfaces of ramp runs shall comply with 11B-302 Floor or Ground Surfaces. Changes in level other than the running slope and cross slope are not permitted on ramp runs. **§11B-405.4**
46. The clear width of a ramp run shall be 48 inches minimum. **§11B-405.5**
47. The rise for any ramp run shall be 30 inches maximum. **§11B-405.6**
48. Ramps shall have landings at the top and the bottom of each ramp run. **§11B-405.7**
49. Landings shall comply with 11B-302 Floor or Ground Surfaces. Changes in level are not permitted. **§11B-405.7.1**
50. The landing clear width shall be at least as wide as the widest ramp run leading to the landing. **§11B-405.7.2**
51. Top landings shall be 60 inches wide minimum. **§11B-405.7.2.1**
52. The landing clear length shall be 60 inches long minimum. **§11B-405.7.3**
53. Bottom landings shall extend 72 inches minimum in the direction of ramp run. **§11B-405.7.3.1**
54. Ramps that change direction between runs at landings shall have a clear landing 60 inches minimum by 72 inches minimum in the direction of downward travel from the upper ramp run. **§11B-405.7.4**
55. Where doorways are located adjacent to a ramp landing, maneuvering clearances required by 11B-404.2.4 and 11B-404.3.2 shall be permitted to overlap the required landing area. Doors, when fully open, shall not reduce the required ramp landing width by more than 3 inches. Doors, in any position, shall not reduce the minimum dimension of the ramp landing to less than 42 inches. **§11B-405.7.5**
56. Ramp runs shall have compliant handrails per 11B-505 Handrails. **§11B-405.8**
57. Edge protection complying with 11B-405.9.2 Curb or Barrier shall be provided on each side of ramp runs and at each side of ramp landings. **§11B-405.9 (See exceptions)**
58. A curb, 2 inches high minimum, or barrier shall be provided that prevents the passage of a 4 inch diameter sphere, where any portion of the sphere is within 4 inches of the finish floor or ground surface. To prevent wheel entrapment, the curb or barrier shall provide a continuous and uninterrupted barrier along the length of the ramp. **§11B-405.9.2**
59. Landings subject to wet conditions shall be designed to prevent the accumulation of water. **§11B-405.10**

HANDRAILS

60. Handrails shall be provided on both sides of stairs and ramps. **§11B-505.2**
61. Handrails shall be continuous within the full length of each stair flight or ramp run. Inside handrails on switchback or dogleg stairs and ramps shall be continuous between flights or runs. **§11B-505.3**
62. Top of gripping surfaces of handrails shall be 34 inches minimum and 38 inches maximum vertically above walking surfaces, stair nosings, and ramp surfaces. Handrails shall be at a consistent height above walking surfaces, stair nosings, and ramp surfaces. **§11B-505.4**
63. Clearance between handrail gripping surfaces and adjacent surfaces shall be 1½ inches minimum. Handrails may be located in a recess if the recess is 3 inches maximum deep and 18 inches minimum clear above the top of the handrail. **§11B-505.5**
64. Handrail gripping surfaces shall be continuous along their length and shall not be obstructed along their tops or sides. The bottoms of handrail gripping surfaces shall not be obstructed for more than 20 percent of their length. Where provided, horizontal projections shall occur 1½ inches minimum below the bottom of the handrail-gripping surface. **§11B-505.6**
65. Handrail gripping surfaces with a circular cross section shall have an outside diameter of 1¼ inches minimum and 2 inches maximum. **§11B-505.7.1**
66. Handrail gripping surfaces with a non-circular cross section shall have a perimeter dimension of 4 inches minimum and 6¼ inches maximum, and a cross-section dimension of 2¼ inches maximum. **§11B-505.7.2**
67. Handrail gripping surfaces shall extend beyond and in the same direction of stair flights and ramp runs in accordance with Section 11B-505.10 Handrail Extensions. **§11B-505.10**
68. In alterations, where the extension of the handrail in the direction of stair flight or ramp run would create a hazard, the extension of the handrail may be turned 90 degrees from the direction of stair flight or ramp run. **§11B-505.10 exception 3**
69. Ramp handrails shall extend horizontally above the landing for 12 inches minimum beyond the top and bottom of ramp runs. Extensions shall return to a wall, guard, or the landing surface, or shall be continuous to the handrail of an adjacent ramp run. **§11B-505.10.1**
70. At the top of a stair flight, handrails shall extend horizontally above the landing for 12 inches minimum beginning directly above the first riser nosing. Extensions shall return to a wall, guard, or the landing surface, or shall be continuous to the handrail of an adjacent stair flight. **§11B-505.10.2**
71. At the bottom of a stair flight, handrails shall extend at the slope of the stair flight for a horizontal distance equal to one tread depth beyond the last riser nosing. The horizontal extension of a handrail shall be 12 inches long minimum and a height equal to that of the sloping portion of the handrail as measured above the stair nosings. Extension shall return to a wall, guard, or the landing surface, or shall be continuous to the handrail of an adjacent stair flight. **§11B-505.10.3**

STAIRWAYS

72. A stair is defined as a change in elevation, consisting of one or more risers. **§11B-202**
73. All steps on a flight of stairs shall have uniform riser heights and uniform tread depths. Risers shall be 4 inches high minimum and 7 inches high maximum. Treads shall be 11 inches deep minimum. Curved stairways with winder treads are permitted at stairs which are not part of a required means of egress. (See exception) **§11B-504.2**
74. Open risers are not permitted. **§11B-504.3 (See exceptions)**
75. Interior stairs shall have the upper approach and lower tread marked by a stripe providing clear visual contrast. Exterior stairs shall have the upper approach and all treads marked by a stripe providing clear visual contrast. The stripe shall be a minimum of 2 inches wide to a maximum of 4 inches wide placed parallel to, and not more than 1 inch from, the nose of the step or upper approach. The stripe shall extend the full width of the step or upper approach and shall be of material that is at least as slip resistant as the other treads of the stair. A painted stripe shall be acceptable. Grooves shall not be used to satisfy this requirement. **§11B-504.4.1**
76. The radius of curvature at the leading edge of the tread shall be ½ inch maximum. Nosings that project beyond risers shall have the underside of the leading edge curved or beveled. Risers shall be permitted to slope under the tread at an angle of 30 degrees maximum from vertical. The permitted projection of the nosing shall extend 1¼ inches maximum over the tread below. **§11B-504.5 (See exception for existing buildings)**
77. Stairs shall have handrails complying with Section 11B-505 Handrails. **§11B-504.6**
78. Stair treads and landings subject to wet conditions shall be designed to prevent the accumulation of water. **§11B-504.7**
79. Floor identification signs required by Chapter 10, Section 1022.9 complying with Sections 11B-703.1 Signs General, 11B-703.2 Raised Characters, 11B-703.3 Braille and 11B-703.5 Visual Characters shall be located at the landing of each floor level, placed adjacent to the door on the latch side, in all enclosed stairways in buildings two or more stories in height to identify the floor level. At the exit discharge level, the sign shall include a raised five pointed star located to the left of the identifying floor level. The outside diameter of the star shall be the same as the height of the raised characters. **§11B-504.8**

CURB RAMPS, BLENDED TRANSITIONS AND ISLANDS

80. Perpendicular ramp runs shall have a running slope not steeper than 1:12 (8.33%). **§11B-406.2.1**
81. For perpendicular ramps, where provided, curb ramp flares shall not be steeper than 1:10. **§11B-406.2, Figure 11B-406.2.2**
82. The running slope of the curb ramp segments shall be in-line with the direction of sidewalk travel. Ramp runs shall have a running slope not steeper than 1:12 (8.33%). **§11B-406.3.1, Figure 11B-406.3.2**
83. A turning space 48 inches minimum by 48 inches minimum shall be provided at the bottom of the curb ramp. The slope of the turning space in all directions shall be 1:48 maximum (2.083%). **§11B-406.3.2**
84. Blended transition ramps hall have a running slope not steeper than 1:20 (5%). **§11B-406.4.1**
85. Curb ramps and the flared sides of curb ramps shall be located so that they do not project into vehicular traffic lanes, parking spaces, or parking access aisles. Curb ramps at marked crossings shall be wholly contained within the markings, excluding any flared sides. **§11B-406.5.1**
86. The clear width of curb ramp runs (excluding any flared sides), blended transitions, and turning spaces shall be 48 inches minimum. **§11B-406.5.2**
87. Landings shall be provided at the tops of curb ramps and blended transitions (parallel curb ramps shall not be required to comply). The landing clear length shall be 48 inches minimum. The landing clear width shall be at least as wide as the curb ramp, excluding any flared sides, or the blended transition leading to the landing. The slope of the landing in all directions shall be 1:48 (2.083%) maximum. **§11B-406.5.3**
88. Grade breaks at the top and bottom of curb ramp runs shall be perpendicular to the direction of the ramp run. Grade breaks shall not be permitted on the surface of ramp runs and turning spaces. Surface slopes that meet at grade breaks shall be flush. **§11B-406.5.6**
89. The cross slope of curb ramps and blended transitions shall be 1:48 (2.083%) maximum. **§11B-406.5.7**
90. Counter slopes of adjoining gutters and road surfaces immediately adjacent to and within 24 inches of the curb ramp shall not be steeper than 1:20 (5%). The adjacent surfaces at transitions at curb ramps to walks, gutters, and streets shall be at the same level. **§11B-406.5.8**
91. The bottom of diagonal curb ramps shall have a clear space 48 inches minimum outside active traffic lanes of the roadway. Diagonal curb ramps provided at marked crossings shall provide the 48 inches minimum clear space within the markings. **§11B-406.5.9**
92. Curb ramps and blended transitions shall have detectable warnings complying with 11B-705 Detectable Warnings. **§11B-406.5.12**
93. Raised islands in crossings shall be cut through level with the street or have curb ramps at both sides. The clear width of the accessible route at islands shall be 60 inches wide minimum. Where curb ramps are provided, they shall comply with 11B-406 Curb Ramps, Blended Transitions and Islands. Landings complying with 11B-406.5.3 Landings and the accessible route shall be permitted to overlap. Islands shall have detectable warnings complying with 11B-705 Detectable Warnings and Detectable Directional Texture. **§11B-406.6, Figure 11B-406.6**

D. GENERAL SITE AND BUILDING ELEMENTS

PARKING SPACES

1. Where parking spaces are provided, accessible parking spaces shall be provided in number and kind required per Section 11B-208 Parking Spaces. **§11B-208.1**
2. Provide (___) accessible parking spaces as required by Table 11B-208.2. **§11B-208.2 (See exceptions)**
3. Provide accessible spaces for each parking facility (parking lots and parking structures). The number of parking spaces required to be accessible is to be calculated separately for each parking facility; the required number is not based on the total number of parking spaces provided in all of the parking facilities provided on site. **§11B-208**
4. Ten percent of patient and visitor parking spaces provided to serve hospital outpatient facilities, and free-standing buildings providing outpatient clinical services of a hospital, shall comply with Section 11B-502 Parking Spaces. **§11B-208.2.1**
5. Twenty percent of patient and visitor parking spaces provided to serve rehabilitation facilities specializing in treating conditions that affect mobility and outpatient physical therapy facilities shall comply with Section 11B-502 Parking Spaces. **§11B-208.2.2**
6. One in every six or fraction of six parking spaces required by Section 11B-208.2 Minimum Number, but not less than one, shall be served by an access aisle 96 inches wide minimum placed on the side opposite the driver's side when the vehicle is going forward into the parking space and shall be designated "van accessible". All such spaces may be grouped on one level of a parking structure. **§11B-208.2.4, 11B-502, Fig 11B-502, 11B-502.3, & 11B-502.3.3**
7. Accessible parking spaces complying with Section 11B-502 Parking Spaces serving a particular building or facility shall be located on the shortest accessible route of travel from adjacent parking to an accessible entrance (as near as practical to an accessible entrance). **§11B-208.3.1**
8. In buildings with multiple accessible entrances with adjacent parking, accessible parking spaces complying with Section 11B-502 Parking Spaces shall be dispersed and located closest to the accessible entrances. **§11B-208.3.1**
9. In parking facilities that do not serve a particular building or facility, accessible parking spaces complying with Section 11B-502 Parking Spaces shall be located on the shortest accessible route of travel to an accessible pedestrian entrance of the parking facility. **§11B-208.3.1**
10. Dimension minimum 18-foot long car and van accessible parking space(s) and access aisle(s). **§11B-502.2, Figures 11B-502.2 and 11B-502.3**
11. Dimension minimum 9-foot width at accessible car parking space. **§11B-502.2, Fig. 11B-502.2 & Fig. 11B-502.3**
12. Dimension minimum 12-foot wide accessible van parking space with minimum 5-foot wide access aisle. Van parking spaces shall be permitted to be minimum 9 feet wide where access aisle is 8-foot wide minimum. **§11B-502.2, Figures 11B-502.2 and 11B-502.3**
13. Car and van stall access aisle shall be 5 foot wide minimum and shall adjoin an accessible route. Two parking spaces shall be permitted to share a common access aisle. **§11B-502.3, Figures 11B-502.2 and 11B-502.3**
14. Access aisles shall be marked with a blue painted borderline around their perimeter. The area within the blue borderlines shall be marked with hatched lines a maximum of 36 inches on center in a color contrasting with that of the aisle surface, preferably blue or white. The words "NO PARKING" shall be painted on the surface within each access aisle in white letters a minimum of 12 inches in height and located to be visible from the adjacent vehicular way. Access aisle markings may extend beyond the minimum required length. **§11B-502.3.3, Figure 11B-502.3.3**
15. Access aisles shall not overlap the vehicular way. Access aisles shall be permitted to be placed on either side of the parking space except for van parking spaces which shall have access aisles located on the passenger side of the parking spaces. **§11B-502.3.4**
16. Clearly show minimum vertical clearance of 8 feet 2 inches at accessible parking spaces and along at least one vehicle access route to such spaces from site entrances and exits. **§11B-502.5**
17. Parking space identification signs shall include the International Symbol of Accessibility complying with Section 11B-703.7.2.1 International Symbol of Accessibility. **§11B-502.6, Figure 11B-703.7.2.1**
18. Signs identifying van parking spaces shall contain additional language or an additional sign with the designation "van accessible." Signs shall be 60 inches minimum above the finish floor or ground surface measured to the bottom of the sign. **§11B-502.6**
19. Parking identification signs shall be reflectorized with a minimum area of 70 square inches. **§11B-502.6.1**
20. Additional language or an additional sign below the International Symbol of Accessibility shall state "Minimum Fine $250." **§11B-502.6.2**
21. A parking space identification sign shall be visible from each parking space. Signs shall be permanently posted either immediately adjacent to the parking space or within the projected parking space width at the head end of the parking space. Signs may also be permanently posted on a wall at the interior end of the parking space. **§11B-502.6.3**
22. Each accessible car and van space shall have surface identification complying with either of the following schemes: **§11B-502.6.4**
    a. The parking space shall be marked with an International Symbol of Accessibility complying with Section 11B-703.7.2.1 International Symbol of Accessibility in white on a blue background a minimum 36 inches wide by 36 inches high. The centerline of the International Symbol of Accessibility shall be a maximum of 6 inches from the centerline of the parking space, its sides parallel to the length of the parking space and its lower corner at, or lower side aligned with, the end of the parking space length. **§11B-502.6.4.1**
    b. The parking space shall be outlined or painted blue and shall be marked with an International Symbol of Accessibility complying with Section 11B-703.7.2.1 International Symbol of Accessibility a minimum 36 inches wide by 36 inches high in white or a suitable contrasting color. The centerline of the International Symbol of Accessibility shall be a maximum of 6 inches from the centerline of the parking space, its sides parallel to the length of the parking space and its lower corner at, or lower side aligned with, the end of the parking space. **§11B-502.6.4.2**
23. An additional sign shall be posted either; 1) in a conspicuous place at each entrance to an off-street parking facility or 2) immediately adjacent to on-site accessible parking and visible from each parking space. **§11B-502.8**
    a. The additional sign shall not be less than 17 inches wide by 22 inches high. **§11B-502.8.1**
    b. The additional sign shall clearly state in letters with a minimum height of 1 inch the following: **§11B-502.8.2**

       "Unauthorized vehicles parked in designated accessible spaces not displaying distinguishing placards or special license plates issued for persons with disabilities will be towed away at the owner's expense. Towed vehicles may be reclaimed at: ____________________ or by telephoning____________________."

       Blank spaces shall be filled in with appropriate information as a permanent part of the sign.
24. Signs intended for use by pedestrians within parking facilities, including directional or informational signs

RELATIONSHIP TO ACCESSIBLE ROUTES

25. Parking spaces and access aisles shall be designed so that persons using them are not required to travel behind parking spaces other than to pass behind the parking space in which they parked. **§11B-502.7.1**
26. A curb or wheel stop shall be provided if required to prevent encroachment of vehicles over the required clear width of adjacent accessible routes. **§11B-502.7.2**

PASSENGER LOADING ZONES, DROP-OFF ZONES, AND BUS STOPS

27. Parking facilities that provide valet parking services shall provide at least one passenger loading zone complying with Section 11B-503 Passenger Drop-off and Loading Zones. The parking requirements of Section 11B-208.1 Parking Spaces General apply to facilities with valet parking. **§11B-209.4**
28. Mechanical access parking garages shall provide at least one passenger-loading zone complying with Section 11B-503 Passenger Drop-off and Loading Zones at vehicle drop-off and vehicle pick-up areas. **§11B-209.5**
29. Passenger drop-off and loading zones shall provide a vehicular pull-up space 96 inches wide minimum and 20 feet long minimum. **§11B-503.2**
30. Passenger drop-off and loading zones shall provide access aisles complying with the following adjacent and parallel to the vehicle pull-up space. Access aisles shall adjoin an accessible route and shall not overlap the vehicular way. **§11B-503.3**
    a. Access aisles serving vehicle pull-up spaces shall be 60 inches wide minimum. **§11B-503.3.1**
    b. Access aisles shall extend the full length of the vehicle pull-up spaces they serve. **§11B-503.3.2**
    c. Access aisles shall be marked with a painted borderline around their perimeter. The area within the borderlines shall be marked with hatched lines a maximum of 36 inches on center in a color contrasting with that of the aisle surface **§11B-503.3.3**
31. Vehicle pull-up spaces and access aisles serving them shall comply with Section 11B-302 Floor or Ground Surfaces. Access aisles shall be at the same level as the vehicle pull-up space they serve. Changes in level are not permitted. **§11B-503.4**
32. Vehicle pull-up spaces, access aisles serving them, and a vehicular route from an entrance to the passenger loading zone and from the passenger loading zone to a vehicular exit shall provide a vertical clearance of 114 inches minimum. **§11B-503.5**
33. Each passenger-loading zone designated for persons with disabilities shall be identified with a reflectorized sign complying with Section 11B-703.5 Visual Characters. It shall be permanently posted immediately adjacent to and visible from the passenger-loading zone stating "Passenger Loading Zone Only" and including the International Symbol of Accessibility (ISA) complying with Section 11B-703.7.2.1 ISA. **§11B-503.6**

E. PLUMBING FIXTURES AND FACILITIES

DRINKING FOUNTAINS

1. No fewer than two drinking fountains shall be provided. When provided, one drinking fountain shall comply with 11B-602.1 through 11B-602.6, 11B-602.8 and 11B-602.9 and one drinking fountain shall comply with 11B-602.7 and 11B-602.9. **§11B-211.2 (See exception)**
2. Where more than the minimum number of drinking fountains specified in 11B-211.2 are provided, 50 percent of the total number of drinking fountains provided shall comply with 11B-602.1 through 11B-602.6, 11B-602.6, 11B-602.8 and 11B-602.9 and 50 percent of the total number of drinking fountains provided shall comply with 11B-602.7 and 11B-602.9. **§11B-211.3 (See exception)**
3. Drinking fountains shall comply with Sections 11B-307 Protruding Objects and 11B-602 General Requirements. **§11B-602.1**
4. Units shall have a clear floor or ground space complying with Section 11B-305 Clear Floor or Ground Space positioned for a forward approach and centered on the unit. Knee and toe clearance complying with Section 11B-306 Knee and Toe Clearance shall be provided. **§11B-602.2**
5. Where drinking fountains are used by children, a parallel approach complying with Section 11B-305 Clear Floor or Ground Surfaces shall be permitted at units where the spout is 30 inches maximum above the finish floor or ground and is 3½" maximum from the front edge of the unit, including bumpers. **§11B-602.2 (See exception)**
6. Spout outlets shall be 36 inches maximum above the finish floor or ground. **§11B-602.4**
7. The spout shall be located 15 inches minimum from the vertical support and 5 inches maximum from the front edge of the unit, including bumpers. **§11B-602.5**
8. The spout shall provide a flow of water 4inches high minimum and shall be located 5 inches maximum from the front of the unit. The angle of the water stream shall be measured horizontally relative to the front face of the unit. Where spouts are located less than 3 inches from the front of the unit, the angle of the water stream shall be 30 degrees maximum. Where spouts are located between 3 inches and 5 inches maximum from the front of the unit, the angle of the water stream shall be 15 degrees maximum. **§11B-602.6**
9. Spout outlets of drinking fountains for standing persons shall be 38 inches minimum and 43 inches maximum above the finish floor or ground. **§11B-602.7**
10. Wall and post-mounted cantilevered drinking fountains shall be 18 inches minimum and 19 inches maximum in depth. **§11B-602.8**
11. All drinking fountains shall either be located completely within alcoves, positioned completely between wing walls, or otherwise positioned so as not to encroach into pedestrian ways. The protected area within such a drinking fountain is located shall be 32 inches wide minimum and 18 inches deep minimum, and shall comply with Section 11B-305.7 Maneuvering Clearance. When used, wing walls or barriers shall protect horizontally at least as far as the drinking fountain and to within 6 inches vertically from the floor or ground surface. **§11B-602.9**

TOILET AND BATHING ROOM CLEARANCES

12. Where toilet facilities and bathing facilities are provided, they shall comply with 11B-213 Toilet Facilities and Bathing Facilities. Where toilet facilities and bathing facilities are provided in facilities permitted by 11B-206.2.3 Multi-Story Buildings and Facilities Exceptions 1 and 2 not to connect stories by an accessible route, toilet facilities and bathing facilities shall be provided on a story connected by an accessible route to an accessible entrance. **§11B-213.1**
13. Where separate toilet facilities are provided for the exclusive use of separate user groups, the toilet facilities serving each user group shall comply with 11B-213 Toilet Facilities and Bathing Facilities. **§11B-213.1.1**
14. Where toilet rooms are provided, each toilet room shall comply with 11B-603 Toilet and Bathing Rooms. Where bathing rooms are provided, each bathing room shall comply with 11B-603 Toilet and Bathing Rooms. **§11B-213.2 (See exception)**
15. Unisex toilet rooms shall contain not more than one lavatory, and not more than two water closets without urinals or one water closet and one urinal. Unisex bathing rooms shall contain one shower or one shower and one bathtub, one lavatory, and one water closet. Doors to unisex toilet rooms and unisex bathing rooms shall have privacy latches. **§11B-213.2.1**
16. Door shall not swing into the clear floor space or clearance required for any fixture. Other than the door to the accessible water closet compartment, a door in any position may encroach into the turning space by 12 inches maximum. **§11B-603.2.3**
17. At single user toilet or bathing rooms, doors shall be permitted to swing into the clear floor space or clearance required for any fixture only if a 30 inch by 48-inch minimum clear floor space is provided within the room beyond the arc of the door swing. **§11B-603.2.3 (See exception)**
18. Mirrors located above the lavatories or countertops shall be installed within the bottom edge of the reflecting surface 40 inches maximum above the finish floor or ground. Mirrors not located above the lavatories or countertops shall be installed with the bottom edge of the reflecting surface 35 inches maximum above the finish floor or ground. **§11B-603.3**
19. Coat hooks shall be located within one of the reach ranges specified in Section 11B-308. Shelves shall be located 40 inches minimum and 48 inches maximum above the finish floor. Medicine cabinets shall be located with a usable shelf no higher than 44 inches maximum above the finish floor. **§11B-603.4**
20. Where towel or sanitary napkin dispensers, waste receptacles, or other accessories are provided in toilet facilities, at least one of each type shall be located on an accessible route. All operable parts, including coin slots, shall be 40 inches maximum above the finish floor. Baby changing stations are not required to comply with Section 11B-603.5 (See exception) **§11B-603.5**
21. Bathtubs shall comply with section **11B-607** including the requirements for clearances, grab bars, seats, controls, shower spray unit and water and bathtub enclosures.
22. Shower compartments shall comply with section **11B-608** including the requirements for clearances, grab bars, seats, controls, shower spray unit and water, thresholds, shower enclosures, shower floor or ground surface and soap dish.

WATER CLOSETS AND TOILET COMPARTMENTS

23. Where toilet compartments are provided, at least 5 percent but no fewer than one toilet compartment shall comply with Section 11B-604.8.1. In addition to the compartments required to comply with 11B-604.8.1, where six or more toilet compartments are provided, or where the combination of urinals and water closets totals six or more fixtures, toilet compartments complying with Section 11B-604.8.2 shall be provided in the same quantity as the toilet compartments required to comply with Section 11B-604.8.1 **§11B-213.3.1**
24. Where water closets are provided, at least 5 percent but no fewer than one shall comply with Section 11B-604. **§11B-213.3.2**
25. The water closet shall be positioned with a wall or partition to the rear and to one side. The centerline of the water closet shall be 17 inches minimum to 18 inches maximum from the side wall or partition, except that the water closet shall be 17 inches minimum and 19 inches maximum from the side wall or partition in the ambulatory accessible toilet compartment specified in Section 11B-604.8.2 Ambulatory Accessible Compartments. Water closets shall be arranged for a left-hand or right-hand approach. **§11B-604.2**
26. Clearance around a water closet shall be 60 inches minimum measured perpendicular from the sidewall and 56 inches minimum measured perpendicular from the rear wall. A minimum 60 inches wide and 48 inches deep maneuvering space shall be provided in front of the water closet. **§11B-604.3.1**
27. The seat height of a water closet above the finish floor shall be 17 inches minimum and 19 inches maximum measured to the top of the seat. Seats shall not be sprung the return to a lifted position. Seats shall be 2 inches high maximum and a 3-inch high seat shall be permitted only in alterations where the existing fixture is less than 15 inches high. **§11B-604.4 (See exception for Residential Units)**
28. The sidewall grab bars shall be 42 inches long minimum, located 12 inches maximum from the rear wall and extending 54 inches minimum from the rear wall with the front end positioned 24 inches minimum in front of the water closet. **§11B-604.5.1**
29. The rear grab bar shall be 36 inches long minimum and extend from the centerline of the water closet 12 inches minimum on one side and 24 inches minimum on the other side. **§11B-604.5.2 (See exception)**
30. Flush controls shall be hand operated or automatic. Hand operated flush controls shall comply with Section 11B-309.4 Operation except they shall be located 44 inches maximum above the floor. Flush controls shall be located on the open side of the water closet except in ambulatory accessible compartments complying with Section 11B-604.8.2 Ambulatory Accessible Compartments. **§11B-604.6**
31. Toilet paper dispensers shall comply with Section 11B-309.4 Operation and shall be 7 inches minimum and 9 inches maximum in front of the water closet measured to the centerline of the dispenser. The outlet of the dispenser shall be below the grab bar, 19 inches minimum above the finish floor and shall not be located behind the grab bars. Dispensers shall not be of a type that control delivery or that does not allow continuous paper flow. **§11B-604.7**
32. Wheelchair accessible toilet compartments shall meet the requirements of Sections 11B-604.8.1 Wheelchair Accessible Compartments and 11B-604.8.3 Coat Hooks and Shelves. Compartments containing more than one plumbing fixture shall comply with Section 11B-603 Toilet and Bathing Rooms. Ambulatory accessible compartments shall comply with Sections 11B-604.8.2 Ambulatory Accessible Compartments and 11B-604.8.3 Coat Hooks and Shelves. **§11B-604.8**
33. In a wheelchair accessible compartment with an in-swing door, a minimum 60 inches wide by 36 inches deep maneuvering space shall be provided in front of the clearance required in Section 11B-604.8.1.1 Wheelchair Accessible Compartment Size. **§11B-604.8.1.1.1, Figures 11B-604.8.1.1.2(b) and 11B-604.8.1.1.3(b)**
34. In a wheelchair accessible compartment with a door located in the side wall or partition, either in-swinging or out-swinging, a minimum 60 inches wide and 60 inches deep maneuvering space shall be provided in front of the water closet. **§11B-604.8.1.1.2 Figure 11B-604.8.1.1.2**
35. In a wheel chair accessible compartment with end-opening door located in the front wall or partition (facing water closet), either in-swinging or out-swinging, a minimum 60 inches wide and 48 inches deep maneuvering space shall be provided in front of the water closet. **§11B-604.8.1.1.3 Figure 11B-604.8.1.1.3**
36. Toilet compartment doors, including door hardware, shall comply with Section 11B-404 Doors, Doorways, and Gates except that if the approach is from the push side of the compartment door, clearance between the door side of the compartment and any obstruction shall be 48 inches minimum measured perpendicular to the compartment door in its closed position. Door shall be located in front partition or in the side wall or partition farthest from the water closet. **§11B-604.8.1.2**
37. Where toilet compartment doors are located in the front partition, the door opening shall be 4 inches maximum from the sidewall or partition farthest from the water closet. Where located in the sidewall or partition, the door opening shall be 4 inches maximum from the front partition and the door shall be self-closing. **§11B-604.8.1.2**
38. A door pull complying with Section 11B-404.2.7 Door and Gate Hardware shall be placed on both sides of the door near the latch. Door shall not swing into the clear floor space or clearance required for any fixture. Doors may swing into that portion of the maneuvering space which does not overlap the clearance required at a water closet. **§11B-604.8.1.2 (See exception)**
39. At least one side partition shall provide a toe clearance of 9 inches minimum above the finish floor and 6 inches deep minimum beyond the compartment-side face of the partition, exclusive of partition support members. Partition components at toe clearances shall be smooth without sharp edges or abrasive surfaces. Compartments for children's use shall provide a toe clearance of 12 inches minimum above the finish floor. **§11B-604.8.1.4**
40. Ambulatory accessible compartments shall have a depth of 35 inches minimum and 37 inches maximum. **§11B-604.8.2.1**
41. Water closets and toilet compartments for children's use shall comply with Section 11B-604.9 Water Closets and Toilet Compartments for Children's Use and follow suggested dimensions on Table 11B-604.9. **§11B-604.9**
42. Where urinals are provided, at least 10 percent but no fewer than one shall comply with Section 11B-605. **§11B-213.3.3.**
43. Urinals shall be the stall-type or the wall-hung type with the rim 17 inches maximum above the finish floor or ground. Urinals shall be 13½ inches deep minimum measured from the outer face of the urinal rim to the back of the fixture. **§11B-605.2**
44. Flush controls shall be hand operated or automatic. Hand operated flush controls shall comply with Section 11B-309 Operable Parts except that the flush control shall be mounted at a maximum height of 44 inches above the finish floor. **§11B-605.4**
45. Where lavatories are provided, at least 10 percent but no fewer than one shall comply with Section 11B-606 and shall not be located in a toilet compartment. **§11B-213.3.4, §11B-606.1.**
46. For lavatories and sinks, a clear floor space complying with Section 11B-305 Clear Floor or Ground Surfaces, positioned for a forward approach, and knee and toe clearance complying with Section 11B-306 Knee and Toe Clearance shall be provided. **§11B-606.2**
47. Lavatories and sinks shall be installed with the front of the higher of the rim or counter surface 34 inches maximum above the finish floor or ground. **§11B-606.3**

SIGNS RELATED TO TOILETS AND BATHRING FACILITIES

48. Entrances leading to toilet rooms and bathing rooms complying with 11B-603 Toilet and Bathing Rooms shall be identified by a geometric symbol complying with 11B-703.7.2.6 Toilet and Bathing Room Geometric Symbols. Where existing toilet rooms or bathing rooms do not comply with 11B-603 Toilet and Bathing Rooms, directional signs indicating the location of the nearest compliant toilet room or bathing room within the facility shall be provided. Signs shall comply with 11B-703.5 Visual Characters and shall include the International Symbol of Accessibility complying with 11B-703.7.2.1 ISA. Where existing toilet rooms or bathing rooms do not comply with 11B-603 Toilet and Bathing Rooms, the toilet rooms or bathing rooms complying with 11B-603 Toilet and Bathing Rooms shall be identified by the International Symbol of Accessibility complying with 11B-703.7.2.1 ISA. Where clustered single user toilet rooms or bathing facilities are permitted to use exceptions to 11B-213.2 Toilet and Bathing Rooms, toilet rooms or bathing facilities complying with 11B-603 Toilet and Bathing Rooms shall be identified by the International Symbol of Accessibility complying with 11B-703.7.2.1 ISA unless all toilet rooms and bathing facilities comply with 11B-603 Toilet and Bathing Rooms. Existing buildings that have been remodeled to provide specific toilet rooms or bathing rooms for public use that comply with these building standards shall have the location of and the directions to these rooms posted in or near the building lobby or entrance on a sign complying with 11B-703.5 Visual Characters, including the International Symbol of Accessibility complying with 11B-703.7.2.1 ISA. **§11B-216.8**
49. Pictograms shall comply with the following:
    a. Pictograms shall have a field height of 6 inches minimum. Characters and Braille shall not be located in the pictogram field. **§11B-703.6.1**
    b. Pictograms and their field shall have a non-glare finish. Pictograms shall contrast with their field with either a light pictogram on a dark field or a dark pictogram on a light field. **§11B-703.6.2**
    c. Pictograms shall have text descriptors located directly below the pictogram field. Text descriptors shall comply with 11B-703.2 Raised Characters, 11B-703.3 Braille and 11B-703.4 Installation Height and Location. **§11B-703.6.3**
    d. The installation height and location of Pictogram signs shall be per **§11B-703.4.1.**
50. Symbols shall comply with the following:
    a. Doorways leading to toilet rooms and bathing rooms shall be identified by a geometric symbol complying with 11B-703.7.2.6 Toilet and Bathing Facilities Geometric Symbols. The symbol shall be mounted at 58 inches minimum and 60 inches maximum above the finish floor or ground surface measured from the centerline of the symbol. Where a door is provided the symbol shall be mounted within 1 inch of the vertical centerline of the door. **§11B-703.7.2.6 (See exception)**
    b. Men's toilet and bathing facilities shall be identified by an equilateral triangle, ¼ inch thick with edges 12 inches long and a vertex pointing upward. The triangle symbol shall contrast with the door, either light on a dark background or dark on a light background. **§11B-703.7.2.6.1**
    c. Women's toilet and bathing facilities shall be identified by a circle, ¼ inch thick and 12 inches in diameter. The circle symbol shall contrast with the door, either light on a dark background or dark on a light background. **§11B-703.7.2.6.2**

pk:a pk:architecture

TENANT IMPROVEMENT FOR:
RESONANT INC.
2nd Floor
175 Cremona Drive
Goleta, CA 93117

all drawings and written material appearing herein constitute the original and unpublished work of the architect and the same may not be duplicated used or disclosed without the written consent of the architect.

△	remarks	date
	tenant review	03-07-2018
	Clarification	03-22-2018
	Plan Check	04-04-2018

sheet title

disabled barrier notes

drawn by	
project no	17-96.60
date	
scale	as noted

TA0.2

DISABLED BARRIER NOTES (CONT)
BASED ON CURRENT CODES, TITLE 24, AND 2016 CALIFORNIA BUILDING CODES

d. Unisex toilet and bathing facilities shall be identified by a circle, ¼ inch thick and 12 inches in diameter with a ¼ inch thick triangle with a vertex pointing upward superimposed on the circle and within the 12-inch diameter. The triangle symbol shall contrast with the circle symbol, either light on a dark background or dark on a light background. The circle symbol shall contrast with the door, either light on a dark background or dark on a light background. **§11B-703.7.2.6.3**

WASHING MACHINE AND CLOTHES DRYERS

51. Washing machines and clothes dryer's operable parts must comply with Section 11B-309 Operable Parts. **§11B-611.3**
52. Top loading machines shall have the door to the laundry compartment located 36 inches maximum above the finish floor. Front loading machines shall have the bottom of the opening to the laundry compartment located 15 inches minim and 36 inches maximum above the finish floor. **§11B-611.4**

F. COMMUNICATION ELEMENTS AND FEATURES

FIRE ALARM SYSTEMS

1. Where fire alarm systems and carbon monoxide alarm systems provide audible alarm coverage, alarms shall comply with 11B-215 Fire Alarm Systems. **§11B-215.1 (See exception)**
2. Alarms in public use areas and common use areas shall comply with 702 Chapter 9, Section 907.5.2.3.1. **§11B-215.2**
3. Where employee work areas have audible alarm coverage, the wiring system shall be designed so that visible alarms complying with 702 Chapter 9, Section 907.5.2.3.2 can be integrated into the alarm system. **§11B-215.3**
4. Fire alarm systems shall have permanently installed audible and visible alarms complying with NFPA 72 (1999 or 2002 edition) (incorporated by reference, see "Referenced Standards" in Chapter 1), except that the maximum allowable sound level of audible notification appliances complying with section 4-3.2.1 of NFPA 72 (1999 edition) shall have a sound level no more than 110 dB at the minimum hearing distance from the audible appliance. In addition, alarms in guest rooms required to provide communication features shall comply with sections 4-3 and 4-4 of NFPA 72 (1999 edition) or sections 7.4 and 7.5 of NFPA 72 (2002 edition). and Chapter 9, Sections 907.5.2.1 and 907.5.2.3. **§11B-702.1**

ASSISTIVE LISTENING SYSTEMS

5. Assistive listening systems shall be provided in assembly areas, including conference and meeting rooms, used for the purpose of entertainment, educational or civic gatherings, or similar purposes. **§202, §11B-219.2**

   Note: Assembly areas include, but are not limited to, classrooms, lecture halls, courtrooms, public meeting rooms, public hearing rooms, legislative chambers, motion picture houses, auditoria, theaters, playhouses, dinner theaters, concert halls, centers for the performing arts, amphitheaters, arenas, stadiums, grandstands, or convention centers. **§202, §11B-219.2**
6. Assistive listening system shall provide an amplification system utilizing transmitters, receivers, and coupling devices to bypass the acoustical space between a sound source and a listener by means of induction loop, radio frequency, infrared, or direct-wired equipment. **§202**
7. Provide (______) assistive listening systems. A minimum number of receivers equal to 4 percent of the total number of seats, but in no case less than two. **§11B-219.3**
8. Where a building contains more than one assembly area under one management, the total number of required receivers may be calculated using the total number of seats in the assembly areas provided that all receivers are usable with all systems. **§11B-219.3 (See exception)**
9. Twenty-five percent minimum of receivers provided for assistive listening systems, but no fewer than two, shall be hearing-aid compatible with except when all seats in an assembly area are served by means of an induction loop. **§11B-219.3**
10. When assistive-listening systems are limited to specific areas or seats, such areas or seats shall be within a 50-foot viewing distance of the stage or playing area and shall have a complete view of the stage or playing area. **§11B-219.4**
11. Permanently installed assistive-listening systems are required in areas if (1) they have fixed seating and (2a) they accommodate at least 50 persons or (2b) they have audio-amplification systems, except those used exclusively for paging and/or background music. **§11B-219.2, §11B-219.5**
12. Portable assistive-listening systems may serve more than one conference or meeting rooms if an adequate number of electrical outlets or other supplementary wiring is provided and permanently installed systems are not required. **§11B-219.5**
13. Receivers required for use with an assistive listening system shall include a 1/8 inch standard mono jack. **§11B-706.2**
14. Receivers required to be hearing aid compatible shall interface with telecoils in hearing aids through the provision of neck loops. **§11B-706.3**
15. Assistive listening systems shall be capable of providing a sound pressure level from 110 – 118 dB with a dynamic range on the volume control of 50 dB. **§11B-706.4**
16. Signal-to-noise ratio for internally generated noise in assistive listening systems shall be 18 dB minimum. **§11B-706.5**
17. Peak clipping shall not exceed 18 dB of clipping relative to the peaks of speech. **§11B-706.6**

TWO-WAY COMMUNICATION SYSTEMS

18. Two-way communication systems that are provided to gain admittance to a building or facility or to restricted areas within a building or facility shall provide both audible and visual signals. Handset cords, if provided, shall be 29 inches long minimum. **§11B-230.1, §11B-708**
19. Common use or public use system interface of communications systems between a residential dwelling unit and a site, building, or floor entrance shall include the capability of supporting voice and TTY communication with the residential dwelling unit interface. **§11B-708.4.1**
20. Residential dwelling unit system interface of communications systems between a residential dwelling unit and a site, building, or floor entrance shall include a telephone jack capable of supporting voice and TTY communication with the common use or public use system interface. **§11B-708.4.2**

TELEPHONES

21. Where coin-operated public pay telephones, coin less public pay telephones, public closed-circuit telephones, public courtesy phones, or other types of public telephones are provided, public telephones shall be provided in accordance with 11B-217 Telephones for each type of public telephone provided. For purposes of this section, a bank of telephones shall be considered to be two or more adjacent telephones. **§11B-217.1**
22. Except drive-up only public telephones, where public telephones are provided, wheelchair accessible telephones complying with 11B-704.2 shall be provided in accordance with Table 11B-217.2. **§11B-217.2**
23. Provide (______) wheelchair accessible telephones in accordance with Table 11B-217.2.
24. All public telephones shall have volume controls complying with 11B-704.3. **§11B-217.3**
25. TTYs complying with 11B-704.4 shall be provided in accordance with 11B-217.4.
26. Where a bank of telephones in the interior of a building consists of three or more public pay telephones, at least one public pay telephone at the bank shall be provided with a shelf and an electrical outlet in accordance with 11B-704.5. **§11B-217.5 (See exception)**

G. SPECIAL ROOMS, SPACES, AND ELEMENTS

KITCHENS, KITCHENETTES AND WET BARS

1. Sinks shall comply with 11B-606 Lavatories and Sinks. **§11B-804.4**

END OF NOTES

Vehicle spaces. Car and van parking spaces shall be 216 inches (18 feet) long minimum. Car parking spaces shall be 108 inches (9 feet) wide minimum and van parking spaces shall be 144 inches (12 feet) wide minimum, shall be marked to define the width, and shall have an adjacent access aisle complying with Section 11B-502.3.
Exception: Van parking spaces shall be permitted to be 108 inches (9 feet) wide minimum where the access aisle is 96 inches (8 feet) wide minimum.

Access aisle. Access aisles serving parking spaces shall comply with Section 11B-502.3. Access aisles shall adjoin an accessible route. Two parking spaces shall be permitted to share a common access aisle.

Width. Access aisles serving car and van parking spaces shall be 60 inches (5 feet) wide minimum.

Length. Access aisles shall extend the full required length of the parking spaces they serve.

Marking. Access aisles shall be marked with a blue painted borderline around their perimeter. The area within the blue borderlines shall be marked with hatched lines a maximum of 36 inches (3 feet) on center in a color contrasting with that of the aisle surface, preferably blue or white. The words "NO PARKING" shall be painted on the surface within each access aisle in white letters a minimum of 12 inches (1 foot) in height and located to be visible from the adjacent vehicular way. Access aisle markings may extend beyond the minimum required length.

Location. Access aisles shall not overlap the vehicular way. Access aisles shall be permitted to be placed on either side of the parking space except for van parking spaces which shall have access aisles located on the passenger side of the parking spaces.

Floor or ground surfaces. Parking spaces and access aisles serving them shall comply with Section 11B- 302. Access aisles shall be at the same level as the parking spaces they serve. Changes in level are not permitted.
Exception: Slopes not steeper than 1:48 shall be permitted.

Vertical clearance. Parking spaces, access aisles and vehicular routes serving them shall provide a vertical clearance of 98 inches (2489 mm) minimum.

Identification. Parking space identification signs shall include the International Symbol of Accessibility complying with Section 11B-703.7.2.1. Signs identifying van parking spaces shall contain additional language or an additional sign with the designation "van accessible." Signs shall be 60 inches (5 feet) minimum above the finish floor or ground surface measured to the bottom of the sign.
Exception: Signs located within an accessible route shall be a minimum of 80 inches (6 feet, 8 inches) above the finish floor or ground surface measured to the bottom of the sign.

Finish and size. Parking identification signs shall be reflectorized with a minimum area of 70 square inches.

Minimum fine. Additional language or an additional sign below the International Symbol of Accessibility shall state "Minimum Fine $250."

identification sign
access aisle
blue border
hatched lines at 36 inches (914 mm) on center max
INTERNATIONAL SYMBOL OF ACCESSIBILITY 36" BY 36" (See Marking.11B-502.6.4)
NO PARKING
(a) perpendicular parking
white lettering, 12 inches (305 mm) min height

FIGURE 11B-502.3.3
PERPENDICULAR PARKING IDENTIFICATION

70 sq. in Accessibility Parking Sign
SURFACE SLOPE IN ANY DIRECTION (2.08% MAX)
18'-0" MIN
MARKING 11B-502.6.4 Align
NO PARKING
9'-0" MIN O.C.
WITHIN THE LOADING & UNLOADING PAINT THE WORDS "NO PARKING" IN 12" HIGH MINIMUM WHITE LETTERS
8'-0" MIN AT VAN ACCESSIBLE PARKING STALL
5'-0" MIN AT STD. ACCESSIBLE PARKING STALL

VAN PARKING SPACES SHALL BE PERMITTED TO BE 108 INCHES (9 FEET) WIDE MINIMUM WHERE THE ACCESS AISLE IS 96 INCHES (8 FEET) WIDE MINIMUM.

identification sign
access aisle
blue border
hatched lines at 36 inches (914 mm) on center max
international symbol of accessibility 36 inches (914 mm) by 36 inches (914 mm) min white lettering, 12 inches (305 mm) min height
optional extension of access aisle marking

FIGURE 11B-502.3.3
ANGLED PARKING IDENTIFICATION

Location. A parking space identification sign shall be visible from each parking space. Signs shall be permanently posted either immediately adjacent to the parking space or within the projected parking space width at the head end of the parking space. Signs may also be permanently posted on a wall at the interior end of the parking space.

Marking. Each accessible car and van space shall have surface identification complying with either Sections 11B-502.6.4.1 or 11B-502.6.4.2.

The parking space shall be marked with an International Symbol of Accessibility complying with Section 11B-703.7.2.1 in white on a blue background a minimum 36 inches wide by 36 inches high. The centerline of the International Symbol of Accessibility shall be a maximum of 6 inches from the centerline of the parking space, its sides parallel to the length of the parking space and its lower corner at, or lower side aligned with, the end of the parking space length.

The parking space shall be outlined or painted blue and shall be marked with an International Symbol of Accessibility complying with Section 11B-703.7.2.1 a minimum 36 inches wide by 36 inches high in white or a suitable contrasting color. The centerline of the International Symbol of Accessibility shall be a maximum of 6 inches from the centerline of the parking space, its sides parallel to the length of the parking space and its lower corner at, or lower side aligned with, the end of the parking space.

Relationship to accessible routes. Parking spaces and access aisles shall be designed so that cars and vans, when parked, cannot obstruct the required clear width of adjacent accessible routes.

11B-502.7.1 Arrangement. Parking spaces and access aisles shall be designed so that persons using them are not required to travel behind parking spaces other than to pass behind the parking space in which they parked.

11B-502.7.2 Wheel stops. A curb or wheel stop shall be provided if required to prevent encroachment of vehicles over the required clear width of adjacent accessible routes.

11B-502.8 Additional signage. An additional sign shall be posted either;

1) In a conspicuous place at each entrance to an off-street parking facility or
2) Immediately adjacent to on-site accessible parking and visible from each parking space.

11B-502.8.1 Size. The additional sign shall not be less than 17 inches wide by 22 inches high.

11B-502.8.2 Lettering. The additional sign shall clearly state in letters with a minimum height of 1 inch the following:
"Unauthorized vehicles parked in designated accessible spaces not displaying distinguishing placards or special license plates issued for persons with disabilities will be towed away at the owner's expense. Towed vehicles maybe reclaimed at: ____________ or by telephoning ______________."
Blank spaces shall be filled in with appropriate information as a permanent part of the sign. (NOTE: **Towing Co.'s Name** and **Telephone Number** must be noted on the detail sheet/s on the plans).

ACCESSIBLE PARKING SIGN INSTALLED AT EACH SPACE

PARKING ONLY
MINIMUM FINE $250
REFLECTORIZED WITH MINIMUM AREA OF 70 SQ.IN.
PARKING ONLY
MINIMUM FINE $250
VAN ACCESSIBLE
UNAUTHORIZED VEHICLES PARKED IN DESIGNATED ACCESSIBLE SPACES NOT DISPLAYING DISTINGUISHING PLACARDS OR SPECIAL LICENSE PLATES ISSUED FOR PERSONS WITH DISABILITIES WILL BE TOWED AWAY AT THE OWNER'S EXPENSE. TOWED VEHICLES MAY BE RECLAIMED AT
OR BY TELEPHONING
THE ADDITIONAL " TOW-AWAY" SIGN SHALL BE 17" MIN. X 22" MIN. LETTERS SHALL HAVE A MINIMUM HEIGHT OF 1"
TOWING COMPANY'S NAME * AND TELEPHONE NOS.* MUST BE PROVIDED ON SIGN
WHERE APPLIES
60" MIN.
NOTE: SIGNS LOCATED W/IN ACCESSIBLE ROUTE SHALL BE 80" MIN. A.F.F. OR ABOVE GROUND SURFACE. SIGNS MAY ALSO BE PERMANENTLY POSTED ON A WALL AT THE INTERIOR END OF THE PARKING SPACE.
GROUND SURFACE FINISH LINE

36" MIN
36" MIN

ACCESSIBILITY DETAILS FOR SIGNS

FIGURE 11B-703.7.2.1
INTERNATIONAL SYMBOL OF ACCESSIBILITY
(ISA)

The International Symbol of Accessibility shall comply with Figure 11B-703.7.2.1. The symbol shall consist of a white figure on a blue background. The blue shall be FS 15090 in Federal Standard 595C

Volume control telephones. Telephones with a volume control shall be identified by a pictogram of a telephone handset with radiating sound waves on a square field such as shown in Figure 11B-703.7.2.3

FIGURE 11B-703.7.2.3
VOLUME CONTROL TELEPHONE

Cleaner Air

FIGURE 11B-703.7.2.5
CLEANER AIR SYMBOL

Cleaner Air Symbol. Rooms, facilities and paths of travel that are accessible to and usable by people who are adversely impacted by airborne chemicals or particulate(s) and/or the use of electrical fixtures and/or devices shall be identified by the Cleaner Air Symbol complying with Figure 11B-703.7.2.5. This symbol is to be used strictly for publicly funded facilities or any facilities leased or rented by State of California, not concessionaires.

Assistive listening systems. Assistive listening systems shall be identified by the International Symbol of Access for Hearing Loss complying with Figure 11B-703.7.2.4

FIGURE 11B-703.7.2.4
INTERNATIONAL SYMBOL FOR HEARING LOSS

FIGURE 11B-703.7.2.2
INTERNATIONAL SYMBOL OF TTY

11B-703.7.2.2 International Symbol of TTY. The International Symbol of TTY shall comply with Figure 11B-703.7.2.2.

LIBRARY
5/8-2
15.9-51

FIGURE 11B-703.2.5
HEIGHT OF RAISED CHARACTERS

11B-703 Signs

11B-703.1 General. Signs shall comply with Section 11B- 703. Where both visual and tactile characters are required, either one sign with both visual and tactile characters, or two separate signs, one with visual, and one with tactile characters, shall be provided.

11B-703.1.1 Plan review and inspection. Signs as specified in Section 11B-703, or in other sections of this code, when included in the construction of new buildings or facilities, or when included, altered or replaced due to additions, alterations or renovations to existing buildings or facilities, and when a permit is required, shall comply with Sections 11B-703.1.1.1 and 11B-703.1.1.2.

11B-703.1.1.1 Plan review. Plans, specifications or other information indicating compliance with these regulations shall be submitted to the enforcing agency for review and approval.

11B-703.1.1.2 Inspection. Signs and identification devices shall be field inspected after installation and approved by the enforcing agency prior to the issuance of a final certificate of occupancy per Chapter 1, Division II, Section 111, or final approval where no certificate of occupancy is issued. The inspection shall include, but not be limited to, verification that Braille dots and cells are properly spaced and the size, proportion and type of raised characters are in compliance with these regulations.

TABLE 11B-703.3.1
BRAILLE DIMENSIONS

MEASUREMENT RANGE	MINIMUM IN INCHES MAXIMUM IN INCHES
Dot base diameter	0.059 – 0.063
Distance between two dots in the same cell	0.100
Distance between corresponding dots in adjacent cells	0.300
Dot height	0.025 – 0.037
Distance between corresponding dots from one cell directly below	0.395 – 0.400

Distance between corresponding dots in adjacent cells
Distance between dots in the same cell
Distance between dots in the same cell
Single Braille cell
Blank cell space between words
Distance between corresponding dots from one cell directly below
Raised Dot
Base diameter
No raised dot

FIGURE 11B-703.3.1
BRAILLE MEASUREMENT

AREA OF REFUGE
FUG
3/8 -1/2
9.5-12.7
3/8 min
9.5

FIGURE 11B-703.3.2
POSITION OF BRAILLE

AREA OF REFUGE
48 min
1219
60 max
1524

TABLE 11B-703.4.1
HEIGHT OF TACTILE CHARACTERS ABOVE FINISH FLOOR OR GROUND

45°
18 min
457
centered on tactile characters
18 min
457

FIGURE 11B-703.4.2
LOCATION OF TACTILE SIGNS AT DOORS

6 min
152
MEN
not in pictogram field

FIGURE 11B-703.6.1
PICTOGRAM FIELD

TABLE 11B-703.5.5
VISUAL CHARACTER HEIGHT

HEIGHT TO FINISH FLOOR OR GROUND FROM BASELINE OF CHARACTER	HORIZONTAL VIEWING DISTANCE	MINIMUM CHARACTER HEIGHT
40 inches (*1016* mm) to less than or equal to 70 inches (*1778* mm)	less than 72 inches (*1829* mm)	$^5/_8$ inch (*15.9* mm)
	72 inches (*1829* mm) and greater	$^5/_8$ inch (*15.9* mm), plus $^1/_8$ inch (3.2 mm) per foot (305 mm) of viewing distance above 72 inches (*1829* mm)
Greater than 70 inches (*1778* mm) to less than or equal to 120 inches (*3048* mm)	less than 180 inches (*4572* mm)	2 inches (51 mm)
	180 inches (*4572* mm) and greater	2 inches (51 mm), plus $^1/_8$ inch (3.2 mm) per foot (305 mm) of viewing distance above 180 inches (*4572* mm)
greater than 120 inches (*3048* mm)	less than 21 feet (*6401* mm)	3 inches (*76* mm)
	21 feet (*6401* mm) and greater	3 inches (*76* mm), plus $^1/_8$ inch (3.2 mm) per foot (305 mm) of viewing distance above 21 feet (*6401* mm)

TOILETS AND BATHING FACILITIES GEOMETRIC SYMBOLS

TACTILE SIGN
GEOMETRIC SYMBOL
X
Y
60" MAX
48" MIN
58" MIN
60" MAX
FLOOR FIN. ELEV.

WITHIN 1"
CENTER LINE OF DOOR AT EITHER SIDE
CENTER LINE OF SIGN
UNISEX
12"
MEN
12"
12" DIAMETER
WOMEN

X
BASELINE OF THE HIGHEST LINE OF RAISED CHARACTERS
MEN
Y
BASELINE OF LOWEST BRAILLE CELL

TACTILE / RAISED CHARACTER & GD-II BRAILLE SIGN

11B-703.4.1 Height above finish floor or ground.

Tactile characters on signs shall be located 48 inches (1219 mm) minimum above the finish floor or ground surface, measured from the baseline of the lowest Braille cells and 60 inches (1524 mm) maximum above the finish floor or ground surface, measured from the baseline of the highest line of raised characters. Exception: Tactile characters for elevator car controls shall not be required to comply with Section 11B- 703.4.1

VARIABLE MESSAGE SIGNS

Variable message signs shall comply with 11B-703.8

pk:architecture

TENANT IMPROVEMENT FOR:
RESONANT INC.
2nd Floor
175 Cremona Drive
Goleta, CA 93117

all drawings and written material appearing herein constitute the original and unpublished work of the architect and the same may not be duplicated used or disclosed without the written consent of the architect.

△	remarks	date
	tenant review	03-07-2018
	Clarification	03-22-2018
	Plan Check	04-04-2018

sheet title
disabled barrier notes

drawn by
project no 17-96.60
date
scale as noted

TA0.3

NONRESIDENTIAL VOLUNTARY MEASURES

TABLE A5.601 NONRESIDENTIAL BUILDINGS:
Green Building Standards Code Proposed Performance Approach

Note: This table is intended only as an aid in illustrating the nonresidential tier structure

CATEGORY	ENVIRONMENTAL PERFORMANCE GOAL	TIER 1	TIER 2
All	Minimum Mandatory	Meet all of the provisions of Chapter 5	Meet all of the provisions of Chapter 5
Planning and Design	Designated Parking for Fuel Efficient Vehicles	Approx. 10% of total spaces	Approx. 12% of total spaces
	Electric Vehicle Charging	Approx. 8% of total spaces	Approx. 10% of total spaces
	Cool Roof to Reduce Heat Island Effect	Roof Slope < 2:12 SRI 75 Roof Slope > 2:12 SRI 16	Roof Slope < 2:12 SRI 82 Roof Slope > 2:12 SRI 27
		1 additional Elective from Division A5.1	3 additional Electives from Division A5.1
Energy Efficiency	Energy Performance[2a, 2b]	Outdoor lighting power 90% of Part 6 allowance	Outdoor lighting power 90% of Part 6 allowance
		If applicable, solar water-heating system with minimum solar savings fraction of 0.15	If applicable, solar water-heating system with minimum solar savings fraction of 0.15
		If applicable, certain functional areas comply with residential indoor lighting requirements	If applicable, certain functional areas comply with residential indoor lighting requirements
		Energy Budget 95% or 90% of Part 6 calculated value of allowance	Energy Budget 90% or 85% of Part 6 calculated value of allowance
Water Efficiency and Conservation	Indoor Water Use	12% Savings	20% Savings
		1 additional Elective from Division A5.3	3 additional Electives from Division A5.3
Material Conservation and Resource Efficiency[3]	Construction Waste Reduction	At least 65% reduction	At least 80% reduction
	Recycled Content	Utilize recycled content materials for 10% of total material cost	Utilize recycled content materials for 15% of total material cost
		1 additional Elective from Division A5.4	3 additional Electives from Division A5.4
Environmental Quality	Low-VOC Resilient Flooring	90% of flooring meets VOC limits	100% of flooring meets VOC limits[1]
	Low-VOC Thermal Insulation	Comply with VOC limits	Install no-added formaldehyde insulation and comply with VOC limits
		1 additional Elective from Division A5.5	3 additional Electives from Division A5.5
Additional Measures	Added measures shall be achieved across at least 3 categories	1 additional Elective	3 additional Electives
Approximate Total Measures		15	25

1. Exception: Allowance may be permitted in Tier 2 for up to 5-percent specialty purpose flooring.
2. Solar water-heating system requirement for newly constructed restaurants as per A5.203.1.1.2.
   Exceptions:
   a. Buildings with a natural gas service water heater with a minimum of 95-percent thermal efficiency.
   b. Buildings where greater than 75 percent of the total roof area has annual solar access that is less than 70 percent. Solar access is the ratio of solar insolation including shade to the solar insolation without shade. Shading from obstructions located on the roof or any other part of the building shall not be included in the determination of annual solar access.
3. Life cycle assessment compliant with Section A5.409.4 in this code may be substituted for prescriptive measures from Division A5.4.

NONRESIDENTIAL VOLUNTARY MEASURES

SECTION A5.602
NONRESIDENTIAL OCCUPANCIES APPLICATION CHECKLISTS

[illegible]

continued

SECTION A5.602
NONRESIDENTIAL OCCUPANCIES APPLICATION CHECKLIST—continued

[illegible]

continued

pk:a
pk:architecture

TENANT IMPROVEMENT FOR:
RESONANT INC.
2nd Floor
175 Cremona Drive
Goleta, CA 93117

all drawings and written material appearing herein constitute the original and unpublished work of the architect and the same may not be duplicated used or disclosed without the written consent of the architect.

△	remarks	date
	tenant review	03-07-2018
	Clarification	03-22-2018
	Plan Check	04-04-2018

sheet title
calgreen building

drawn by
project no 17-96.60
date
scale as noted

TA0.4

A
B
C
D
E
F
G
H
210'
54'-1"
40'
25'
25'
30'
25'
30'-5"
1
2
3
4
5
6
7
8
9
20'-5"
20'
20'
24'-2"
25'
25'
20'
25'-5"
180'
demo floor

DEMOLITION PLAN (A)
SCALE: 1/8" = 1'-0"

NORTH

DEMOLITION LEGEND

- EXISTING DOOR TO BE DEMOLISHED
- EXISTING EXTERIOR WINDOW SYSTEM TO REMAIN
- EXISTING T.I. PARTITION TO REMAIN
- EXISTING NON-BEARING PARTITION TO BE DEMOLISHED

DEMOLITION GENERAL NOTES

1. REMOVE ALL DEBRIS AS A RESULT OF THIS PROJECT.
2. PROTECT EXISTING BUILDING DURING DEMOLITION.
3. CONTRACTOR TO BE RESPONSIBLE FOR SECURITY OF BUILDING DURING DEMOLITION AND RENNOVATION.
4. PROTECT EXISTING FACILITIES, EQUIPMENT, FIXTURES, ETC. THAT ARE TO REMAIN FROM DAMAGE DURING DEMOLITION AND RENNOVATION.
5. REVIEW AND BECOME FAMILIAR WITH ALL EXISTING CONDITIONS PRIOR TO COMMENCING WORK. ANY CONDITIONS NOT DOCUMENTED ON THESE DRAWINGS OR OBSERVED TO BE DIFFERENT THAN THOSE SHOWN ON THE DRAWINGS ARE TO BE REPORTED TO THE ARCHITECT PRIOR TO COMMENCING WORK.
6. ALL DAMAGED SURFACES AND/OR FINISHES AS A RESULT OF THE WORK SHALL BE REPAIRED AND FINISHED TO THEIR ORIGINAL CONDITION.
7. DEMOLITION OF EXISTING WALLS AND/OR STRUCTURES, DOOR, WINDOW, MILLWORK OR EQUIPMENT AS INDICATED BY DASHED LINES MAY REQUIRE THE REMOVAL OF ELECTRICAL, H.V.A.C., PLUMBING, EQUIPMENT, ETC. DEMOLITION IS MEANT TO INCLUDE REMOVAL OF ALL SUCH MATERIALS EITHER KNOWN OR UNKNOWN.
8. CONTACT LOCAL UTILITIES AS REQUIRED DURING DEMOLITION.
9. KEEP ALL SALVAGEABLE ITEMS AND COORDINATE WITH TENANT AND LANDLORD BEFORE DISPOSING.
10. REMOVE EXISTING FLOOR AND WALL FINISHES AND PREPARE SURFACES TO RECEIVE NEW SCHEDULED FINISH, SEE FINISH PLAN THROUGHOUT, UNLESS NOTED OTHERWISE.
11. GENERAL CONTRACTOR SHALL BE RESPONSIBLE FOR FLOOR DEMO IN AREA OF DEMOLITION/CONSTRUCTION.
12. REMOVE ALL ACOUSTICAL CEILING TILE SYSTEMS/HARD-LID CEILING THROUGHOUT UNLESS OTHERWISE NOTED.
13. REMOVE ALL EXISTING POWER/DATA THROUGHOUT AREA OF WORK, PATCH AND REPAIR AS REQUIRED.
14. REMOVE EXISTING PLUMBING FIXTURE(S) AND CAP/REMOVE PLUMBING LINES AS REQUIRED THROUGHOUT UNLESS OTHERWISE NOTED.
15. REMOVE MILLWORK THROUGHOUT UNLESS OTHERWISE NOTED.
16. REMOVE EXISTING ACOUSTICAL TILE/GYPSUM BOARD CEILING SYSTEM AND LIGHT FIXTURES THROUGHOUT UNLESS OTHERWISE NOTED, COORDINATE WITH LANDLORD AND TENANT BEFORE DISPOSING.
17. REMOVE EXISTING EXTERIOR WINDOW COVERING(S).
18. EXISTING FIRE SPRINKLERS, DRAFTSTOP(S), ROOF ACCESS LADDER, AND MAJOR HVAC SYSTEM COMPONENTS TO REMAIN.
19. ANY STRUCTURAL COLUMNS THAT BECOME EXPOSED DURING DEMO MUST BE MAINTAINED AS IS.
20. EXISTING FIRE SPRINKLER SYSTEM TO REMAIN OPERABLE AT ALL TIME
21. ALL WORK TO COMPLY WITH IB # PIBC 2014-097

KEYNOTES NOTES

(1.) EXISTING RESTROOMS TO REMAIN AS IS.
(2.) EXISTING WALL TO BE REMOVED
(3.) EXISTING DOOR TO BE REMOVED
(4.) EXISTING DOOR TO REMAIN
(5.) EXISTING PARTITION WALL WINDOWS OR SIDELIGHT TO BE REMOVED.
(6.) EXISTING BUILDING SHAFT WALL TO REMAIN.
(7.) EXISTING BUILDING SHEAR WALL TO REMAIN.
(8.) EXISTING SKYLIGHT TO REMAIN.

pk:a
pk:architecture

TENANT IMPROVEMENT FOR:
RESONANT INC.
2nd Floor
175 Cremona Drive
Goleta, CA 93117

all drawings and written material appearing herein constitute the original and unpublished work of the architect and the same may not be duplicated used or disclosed without the written consent of the architect.

△	remarks	date
	tenant review	03-07-2018
	Clarification	03-22-2018
	Plan Check	04-04-2018

sheet title
DEMOLITION PLAN

drawn by

project no 17-96.60

date

scale as noted

TAD1.0

A
B
C
D
E
F
G
H
1
2
3
4
5
6
7
8
9
210'
54'-1"
40'
25'
30'
30'-5"
CONFERENCE 205
CONFERENCE 206
CONFERENCE 207
260 LB SMARTBOARD
(E) ELEC. 208
MOTHER ROOM 252
BREAK ROOM 209
OPEN OFFICE 201
OPEN OFFICE 202
OPEN OFFICE 203
OPEN OFFICE 204
LAB 255
LAB 256
ELEC. 257
IT 253
STOR 254
RECEPTION 200
(E) WOMEN
(E) MEN
ELEV.
(E) JAN.
CUSTOMER LAB 216
CONFERENCE 215
CONFERENCE 214
CONFERENCE 210
CONFERENCE 219
BOARD ROOM 217
300 LB SMARTBOARD
STOR 218
OFFICE 211
OFFICE 212
OFFICE 213
100 LB SMARTBOARD TYPICAL
OFFICE 220
OFFICE 221
OFFICE 222
OFFICE 223
SMALL MEETING OFFICE 223
OFFICE 224
OFFICE 225
OFFICE 226
OFFICE 227
OFFICE 228
OFFICE 229
OFFICE 250
OFFICE 251
100 LB SMARTBOARD, TYPICAL
ALIGN
TYP.
TV
CR

PARTITION PLAN (A)
SCALE: 1/8" = 1'-0"
NORTH

PLAN LEGEND

- EXISTING CONSTRUCTION TO REMAIN, TYPICAL.
- NEW BUILDING STANDARD INTERIOR PARTITION TO 12" ABOVE FINISH CEILING WITH R-11 SOUND INSULATION. SEE DETAIL K/TD01
- NEW SOUND ATTENUATION PARTITION TO UNDERSIDE OF STRUCTURE ABOVE WITH SOUND SEALS TOP & BOTTOM, R-11 SOUND INSULATION & SOUND BOOTS ON ALL MECHANICAL PENETRATIONS. SEE J/TD01
- TV — WALL MOUNTED TV LOCATION PROVIDED:
  1. BACKING IN PARTITION.
  2. RECESSED A/V BOX WITH 1 1/2" CONDUIT FOR DATA & 110V ELECTRICAL. HEIGHT TO BE AT +60 A.F.F. TYP. U.N.O.

  SEE PLAN FOR SPECIAL MOUNT HEIGHT IN BREAK ROOM
- PARTITION TO BE PAINTED END TO END, UNDERSIDE OF CEILING TO TOP OF WALL BASE WITH DRY ERASER PAINT, IDEA PAINT PRO OR APPROVED EQUAL.
- PROVIDE TV/SMARTBOARD BACKING INSIDE PARTITION FOR WALL HUNG TV MONITOR TYPICAL. EXACT LOCATION TO BE VERIFIED WITH TENANT.
  - * SEE PLAN FOR SPECIAL SMARTBOARD LOAD REQUIREMENT LOCATION AND LOAD.
- CR — DENOTES CARD READER FOR DOORS, CARDKEY ACCESS AND POWER SUPPLY.
- NEW BUILDING STANDARD 3'X8' WOOD SOLID CORE DOOR. (FRENCH DOOR AS INDICATED WHERE OCCUR)
- EXISTING BUILDING STANDARD DOOR TO REMAIN
- NEW BUILDING STANDARD ILLUMINATE EMERGENCY EXIT SIGN WITH SECOND POWER SOURCE. TYP.
- EXISTING BUILDING SHAFTS TO REMAIN.

GENERAL NOTES

COMMON AREAS

1. ALL DIMENSIONS SHOWN FROM FACE TO FACE ARE APPROXIMATE.
2. CONTRACTOR TO VERIFY ALL CONDITIONS IN THE FIELD PRIOR TO PRICING.
3. FURNITURE SHOWN ARE EXAMPLE LAYOUT ONLY.
4. PROVIDE NEW BUILDING STANDARD FINISHES THRU-OUT, U.N.O.
5. PROVIDE NEW 3'X8' BUILDING STANDARD SINGLE LITE WOOD FRENCH DOORS THRU-OUT, U.N.O.
6. PROVIDE NEW BUILDING STANDARD CEILING & LIGHT FIXTURES THRU-OUT.

(7) PROVIDE NEW FULL HEIGHT ALUM. WINDOW FRAME AROUND PERIMETER OF WINDOW WITH 3/8" THICK TEMPERED GLAZING BUTT JOINTS WINDOW WITH CLEAR SILICON GLAZING SEAL. TYPICAL.

(8) PROVIDE NEW GLAZING FROM 42" ABOVE FINISH FLOOR TO DOOR HEAD HEIGHT IN BUILDING STANDARD FRAMES.

(9) NEW BUILT-IN PLASTIC LAMINATED RECEPTION DESK.

(10) BUILDING STANDARD WOOD SOLID CORE DOOR.

(11) 48" WIDTH WOOD SOLID CORE DOOR WHERE OCCUR.

(12) NEW PLASTIC LAMINATED UPPER & LOWER CABINETS WITH DOUBLE STAINLESS STEEL SINK, HOT & COLD WATER, GARBAGE DISPOSAL, 2-DISHWASHERS AND 2 MICROWAVES.

(13) UNDERCOUNTER COOLER BY TENANT

pk:a pk:architecture

TENANT IMPROVEMENT FOR:
RESONANT INC.
2nd Floor
175 Cremona Drive
Goleta, CA 93117

all drawings and written material appearing herein constitute the original and unpublished work of the architect and the same may not be duplicated used or disclosed without the written consent of the architect.

△	remarks	date
	tenant review	03-07-2018
	Clarification	03-22-2018
	Plan Check	04-04-2018
1	Tenant Revision	04-11-2018
2	Tenant Revision	04-19-2018
3	P.C. Revision	04-30-2018

sheet title

PARTITION PLAN

drawn by
project no 17-96.60
date
scale as noted

TA2.0

A
B
C
D
E
F
G
H
210'
54'-1"
40'
25'
25'
50'
25'
30'-5"
1
2
3
4
5
6
7
8
9
CONFERENCE 205
CONFERENCE 206
CONFERENCE 207
MOTHER ROOM
OPEN OFFICE 201
BREAK ROOM 209
LAB 235
LAB 236
OPEN OFFICE 203
OPEN OFFICE 202
RECEPTION 200
(E) WOMEN
(E) MEN
ELEV.
(E) JAN.
CUSTOMER LAB 216
CONFERENCE 215
CONFERENCE 214
BOARD ROOM 211
OPEN OFFICE 204
SMALL MEETING OFFICE 223

REFLECTED CEILING PLAN

A

SCALE: 1/8" = 1'-0"

NORTH

CEILING LEGEND

- NEW BUILDING STANDARD 2'-0" X 2'-0" SUSPENDED ACOUSTICAL WHITE CEILING TILE/GRID SYSTEM. SEE DETAILS A/TD01, B/TD01, C/TD01, D/TD01
- NEW BUILDING STANDARD 2' x 4' RECESSED L.E.D. LIGHT FIXTURE.
- $ BLDG. STD. LIGHT SWITCH
- BLDG. STD. ILLUMINATED EXIT SIGN (DIRECTIONAL, AS SHOWN); EXACT QUANTITIES AND LOCATIONS TO BE CONFIRMED WITH THE FIRE MARSHALL
- X'-0" CEILING OR SOFFIT HEIGHT INDICATOR ABOVE FIN. FLOOR
- RECESSED LED WALL WASHER, TYPICAL
- EXISTING SKYLIGHT TO REMAIN

GENERAL NOTES

CONTRACTOR TO VERIFY AND CONFIRM WITH ELECTRICAL ENGINEER TITLE 24 ENERGY REQUIREMENTS FOR LIGHTING.

ALL EXISTING SPRINKLER HEADS TO BE RELOCATED SO THEY ARE CENTERED WITHIN THE CEILING TILE AND ARE TO BE SEMI-RECESSED.

EXISTING FIRE SPRINKLERS, MECHANICAL DISTRIBUTION, LIGHT SWITCHING, ETC... TO BE REWORKED AS REQUIRED FOR NEW LAYOUT.

PROVIDE EMERGENCY LIGHTING WITH ADDITIONAL BATTERY POWER SOURCE PER CBC REQUIREMENT.

T-BAR CEILING SHALL COMPLY WITH CBC 2406.4, 13.5.6 ASCE 7-10, ASTM C635-C636 AND E580 SECTION 5.

SEE J/TD02 FOR SEISMIC SEPARATION JOINT INFO. (3)

pk:a pk:architecture

TENANT IMPROVEMENT FOR:

RESONANT INC.

2nd Floor
175 Cremona Drive
Goleta, CA 93117

all drawings and written material appearing herein constitute the original and unpublished work of the architect and the same may not be duplicated used or disclosed without the written consent of the architect.

△	remarks	date
	tenant review	03-07-2018
	Clarification	03-22-2018
	Plan Check	04-04-2018
	Tenant Revision	04-11-2018
2	Tenant Revision	04-19-2018
3	P.C. Revision	04-30-2018

sheet title

REFLECTED CEILING PLAN

drawn by

project no 17-96.60

date

scale as noted

TA2.1

A
B
C
D
E
F
G
H
210'
54'-1"
40'
25'
25'
30'
25'
30'-5"
1
2
3
4
5
6
7
8
9
CONFERENCE 205
CONFERENCE 206
CONFERENCE 207
(E) ELEC. 208
(VCT)
MOTHER ROOM 252
(LVT)
BREAK ROOM 209
OPEN OFFICE 201
OFFICE 251
OFFICE 250
OFFICE 229
OFFICE 228
OFFICE 227
OFFICE 226
OFFICE 225
OFFICE 224
LAB 255 (SDT)
LAB 256 (SDT)
WALL TALKER ON PAINT ON ENTIRE SURFACE
ELEC. 257
OPEN OFFICE 203
CONFERENCE 210
OFFICE 211
OFFICE 212
OFFICE 213
IT 255 (SDT)
STOR 254 (VCT)
(LVT)
RECEPTION 200
OPEN OFFICE 202
(E) WOMEN
(E) MEN
ELEV.
(E) JAN.
CUSTOMER LAB 216 (SDT)
CONFERENCE 215
CONFERENCE 214
BOARD ROOM 217
OPEN OFFICE 204
(VCT)
STOR 218
CONFERENCE 219
SMALL MEETING OFFICE 223
OFFICE 222
OFFICE 221
OFFICE 220

FLOOR FINISH PLAN (A/-)

SCALE: 1/8" = 1'-0"

NORTH

pk:a pk:architecture

TENANT IMPROVEMENT FOR:

RESONANT INC.

2nd Floor
175 Cremona Drive
Goleta, CA 93117

all drawings and written material appearing herein constitute the original and unpublished work of the architect and the same may not be duplicated used or disclosed without the written consent of the architect.

△	remarks	date
	tenant review	03-07-2018
	Clarification	03-22-2018
	Plan Check	04-04-2018
	Tenant Revision	04-11-2018
2	Tenant Revision	04-19-2018

sheet title

FLOOR FINISH PLAN

drawn by

project no 17-96.60

date

scale as noted

TA2.2

POWER AND DATA PLAN (A)

SCALE: 1/8" = 1'-0"

NORTH

ELEC. POWER / DATA LEGEND

- BUILDING STANDARD WALL MOUNTED DUPLEX OUTLET.
- BUILDING STANDARD WALL MOUNTED FOURPLEX OUTLET.
- BUILDING STANDARD WALL MOUNTED FOURPLEX 208V/20A OUTLET.
- BUILDING STANDARD WALL MOUNTED FOURPLEX 110V/20A OUTLET.
- BUILDING STANDARD WALL MOUNTED DATA OUTLET.
- BUILDING STANDARD FLUSH FLOOR MOUNTED FOURPLEX OUTLET.
- BUILDING STANDARD FLUSH FLOOR MOUNTED DATA OUTLET.
- BUILDING STANDARD FLOOR MOUNTED FOURPLEX 110V/20A OUTLET.
- BUILDING STANDARD FLOOR MOUNTED J-BOX FOR HARDWIRE ELEC/DATA CONNECTION TO TENANT'S FURNITURE SYSTEM.
- BUILDING STANDARD WALL MOUNTED J-BOX FOR HARDWIRE ELEC/DATA CONNECTION TO TENANT'S FURNITURE SYSTEM.
- 1½" CONDUIT, TYP.
- CR — DENOTES CARD READER FOR DOORS, CARDKEY ACCESS AND POWER SUPPLY.
- TV — RECESSED A/V BOX WITH DUPLEX ELEC. OUTLET AND DATA OUTLET WITH 1½" CONDUIT STUBBED TO ABOVE CEILING
- FLUSH FLOOR MONUMENTS S.C. DUPLEX ELEC. FOR PRINTER DATA OULETS △1

POWER / DATA PLAN NOTES

1. CONTRACTOR TO VERIFY AND CONFIRM WITH TENANT THE FINAL LOCATIONS AND QUANTITY OF ALL ELECTRICAL REQUIREMENTS.
2. LOCATE ELEC. OUTLETS FOR ADA REQUIREMENT.
3. ALL ELECTRICAL TO BE ISOLATED AND GROUNDED.
4. ALL NEW OUTLET BOXES TO BE PROVIDED. SEE DETAIL
5. ELEC. / TELE. / DATA OUTLETS SHOWN ARE NEW.

pk:a pk:architecture

TENANT IMPROVEMENT FOR:
RESONANT INC.
2nd Floor
175 Cremona Drive
Goleta, CA 93117

all drawings and written material appearing herein constitute the original and unpublished work of the architect and the same may not be duplicated used or disclosed without the written consent of the architect.

△	remarks	date
	tenant review	03-07-2018
	Clarification	03-22-2018
	Plan Check	04-04-2018
△1	Tenant Revision	04-11-2018
△2	Tenant Revision	04-19-2018

sheet title

POWER AND DATA PLAN

drawn by

project no 17-96.60

date

scale as noted

TA3.0

28'-10½"
60" MIN.
48" MIN.
32" MIN. CLR.
12" MIN.
24" MIN.
54" MIN.
PROVIDE GEOMETRIC SYMBOL PER CBC 11B-703.8
PROVIDE TACTILE SIGN PER CBC 11B-703.4.1
18" MIN.
2" MIN.
32" MIN. CLR.
FLUSH ACTIVATOR ON WIDE SIDE
36" MIN.
5'
3'-1"
3'-1"
3'-1"
9'-2½"

(E) RESTROOM PLAN (REFERENCE ONLY)

E / -

SCALE: 1/4" = 1'-0"

NORTH

ACCESSIBILITY SIGNS

1'-0"
WOMEN
MEN
1'-0"
6"
6"

The International Symbol of Accessibility shall comply with Figure on a blue background. The blue shall be Color No. 15090 in Federal Standard 595B

FIGURE 11B-703.7.2.1
INTERNATIONAL SYMBOL
OF ACCESSIBILITY
(ISA)

CONTRACTOR TO PROVIDE APPROPRIATE MALE, FEMALE AND HANDICAPPED ACCESSIBLE SIGNS ON THE DOORS TO THE TOILET & LOCKER/SHOWER ROOMS. THEY SHALL BE MOUNTED AT 60" TO CENTER OF SIGNS A.F.F.

UNISEX
WOMEN
MEN
RESTROOMS
WALL-SIGNAGE (TYP.)
WOMEN
MEN
UNISEX
1/4" THICK DOOR MOUNTED SIGNAGE (TYP.)
NOTE: PICTOGRAMS AND/OR LETTERING ARE NOT REQUIRED ON DOOR-MOUNTED SIGNAGE.
WITHIN 1" AT EITHER SIDE
5" MAX.
℄ DOOR
GEOMETRIC SYMBOL
WALL MOUNTED TACTILE SIGN TO BE LOCATED ON LATCH SIDE OF DOOR CLEAR OF DOOR SWING.
℄ SIGN
LETTERING RAISED @ 1/32" UPPERCASE CHARACTERS
58" MIN. 60" MAX.
60" MAX. A.F.F.
48" MIN. A.F.F.
BASELINE OF HIGHEST LINE OF RAISED CHARACTERS
BASELINE OF LOWEST BRAILLE CELL
CORRESPONDING GRADE II BRAILLE

ACCESSORIES

AT H.C. LOCATE LEVER AT WIDE SIDE
PROVIDE BACKING SUPPORT SEE GRAB BAR SPEC. @ LIST
TOP OF TOILET SEAT
TOILET SEAT HT. 2" MAX.
H.C.
H.C.
13.5" MIN.
WATER CLOSET
TRANSFER SIDE
F.O.F.
56" MIN.
60" MIN. CLR.
54" MIN.
42" MIN.
12" MAX.
24" MIN.

7 EQUAL PANELS = ± 10'
12 EQUAL PANELS = ± 16'-10½"
MICROWAVES
ADJ. SHELVES, TYPICAL
PLASTIC LAMINATE (PL-) UPPER CABINET W/ WIRE PULLS, TYP.
PLASTIC LAMINATE (PL-) COUNTER TOP, BACK/SIDESPLASH & EDGE
BLDG. STD. STAINLESS STEEL SINK, FAUCET & GARBAGE DISPOSAL
PLASTIC LAMINATE (PL-) LOWER CABINET & DRAWERS W/ WIRE PULLS, TYPICAL
DISHWASHER
SEE CEILING PLAN
6 EQ. PNLS=4'-1"
2'-0"
3 EQ. PNLS=4'-5"
2 EQ. PNLS=5'-0"
ADA ACCESSIBLE
3 EQ. PNLS=4'-5"
2
1

CABINET ELEVATIONS

A / -

SCALE: 3/8" = 1'-0"

CLEAR SILICON IN 3/8" GLASS'S BUTT JOINT
CLEAR SILICON IN 3/8" GLASS'S BUTT JOINT
CLEAR SILICON IN 3/8" GLASS'S BUTT JOINT
SEE CEILING PLAN
EQ.
EQ.

WALL ELEVATION

B / -

SCALE: 3/8" = 1'-0"

SEE CEILING PLAN
EQ.
EQ.
4'-8"

WALL ELEVATION

C / -

SCALE: 3/8" = 1'-0"

SEE CEILING PLAN
EQ.
EQ.
4'-8"

WALL ELEVATION

D / -

SCALE: 3/8" = 1'-0"

pk:a

pk:architecture

TENANT IMPROVEMENT FOR:
RESONANT INC.
2nd Floor
175 Cremona Drive
Goleta, CA 93117

all drawings and written material appearing herein constitute the original and unpublished work of the architect and the same may not be duplicated used or disclosed without the written consent of the architect.

△	remarks	date
	tenant review	03-07-2018
	Clarification	03-22-2018
	Plan Check	04-04-2018

sheet title

ELEVATIONS
RESTROOM PLAN
(REFERENCE ONLY)

drawn by

project no 17-96.60

date

scale as noted

TA4.0

CLEAR SILICON IN 3/8" GLASS'S
BUTT JOINT
8'
MATCH LINE

CLEAR SILICON IN 3/8" GLASS'S
BUTT JOINT
SEE CEILING PLAN
8'

WALL ELEVATION B

SCALE: 3/8" = 1'-0"

CLEAR SILICON IN 3/8" GLASS'S
BUTT JOINT
8'
MATCH LINE

CABINET ELEVATIONS A

SCALE: 3/8" = 1'-0"

CLEAR SILICON IN 3/8" GLASS'S
BUTT JOINT
SEE CEILING PLAN
8'

WALL ELEVATION E

SCALE: 3/8" = 1'-0"

SEE CEILING PLAN
8'

WALL ELEVATION D

SCALE: 3/8" = 1'-0"

CLEAR SILICON IN 3/8" GLASS'S
BUTT JOINT
SEE CEILING PLAN
8'

WALL ELEVATION C

SCALE: 3/8" = 1'-0"

CLEAR SILICON IN 3/8" GLASS'S
BUTT JOINT
SEE CEILING PLAN

WALL ELEVATION G

SCALE: 3/8" = 1'-0"

CLEAR SILICON IN 3/8" GLASS'S
BUTT JOINT
CLEAR SILICON IN 3/8" GLASS'S
BUTT JOINT
SEE CEILING PLAN
8'

WALL ELEVATION F

SCALE: 3/8" = 1'-0"

pk:a pk:architecture

TENANT IMPROVEMENT FOR:

RESONANT INC.

2nd Floor
175 Cremona Drive
Goleta, CA 93117

all drawings and written material appearing herein constitute the original and unpublished work of the architect and the same may not be duplicated used or disclosed without the written consent of the architect.

△	remarks	date
	tenant review	03-07-2018
	Clarification	03-22-2018
	Plan Check	04-04-2018

sheet title

ELEVATIONS

drawn by

project no 17-96.60

date

scale as noted

TA4.1

F:\PROJECTS\17-96-60 Resonant Inc - 175 cremona Space Study\04 Drawings\04 TI-CDs\TA4.1-Elev.dwg 4/4/2018 10:22:56 AM DWG To PDF.pc3

V CABINET SECTION
1 1/2"=1'-0"

W CABINET SECTION AT SINK
1 1/2"=1'-0"

X UPPER CABINET CLEAT SUPPORT
3"=1'-0"

Q WINDOW SECTION
SCALE: 3"=1'-0"

R PARTITION AT EXTERIOR MULLION
3"=1'-0"

S PARTITION AT EXTERIOR WINDOW
3"=1'-0"

T CEILING TRANSITION SECTIONS
1 1/2"=1'-0"

U TOE BD. ATTACHED TO CAB. DOOR
3"=1'-0"

K BLDG. STD. INT. PARTITION
3"=1'-0"

L INTERIOR DOOR HEAD
3"=1'-0"

M SIDELIGHT SECTION
3"=1'-0"

N DOOR WITH SIDELIGHT
3"=1'-0"

P DOOR JAMB
3"=1'-0"

E SUSPENDED CEILING DETAIL
3"=1'-0"

F WALL FRAMING CONNECTION
1 1/2"=1'-0"

G WALL INFILL - PLAN
3"=1'-0"

H OUTLET BOXES IN WALL
3"=1'-0"

J BLDG. STD. INT. PARTITION
3"=1'-0"

A SUSPENDED GRID CEILING
N.T.S.

B SUSPENDED ACOUSTIC CEILING
N.T.S.

C LIGHT FIXTURE AT SUSPENDED CEILING
N.T.S.

D VERTICAL CEILING STRUT
N.T.S.

pk:a pk:architecture

TENANT IMPROVEMENT FOR:
RESONANT INC.
2nd Floor
175 Cremona Drive
Goleta, CA 93117

all drawings and written material appearing herein constitute the original and unpublished work of the architect and the same may not be duplicated used or disclosed without the written consent of the architect.

△	remarks	date
	tenant review	03-07-2018
	Clarification	03-22-2018
	Plan Check	04-04-2018
	Tenant Revision	04-11-2018
	Tenant Revision	04-19-2018
	P.C. Revision	04-30-2018

sheet title
DETAILS

drawn by
project no 17-9660
date
scale as noted

TD01

Armstrong Seismic Joint Clip

The Armstrong Seismic Joint Clip works with Armstrong 15/16" and 9/16" grid systems, including Prelude® Suprafine® and Silhouette®

Key Selection Attributes

- Armstrong conducted full-scale testing at the State University of New York, University at Buffalo which provides evidence of performance in IBC Category D, E, and F installations
- SJCG gives architects and designers a clean look and saves contractors time with a reliable installation method.
- Installs in minutes, no need to cut the face of the grid to install clip
- Eliminates the need for additional hanger wires
- Lower material costs than many other common systems
- Maintains integrity of ceiling module
- Not visible from below
- Easier to keep grid system square
- Allows the use of full size panels

Product Description

Materials

A. General: Commercial-quality cold rolled hot dipped galvanized steel, chemically cleansed.

B. Components: Seismic Joint Clip, stamped, unfinished, two piece unit w/slots.

NOTE: Not suitable for use with Vector®panels.

Item #	Description	Dimension	Color/Finish
■ SJCG	Seismic Joint Clip 2 pcs required/joint	5" x 1-1/2" nominal	Unpainted

Peakform rout shape
Positioning tabs
Positioning tabs
Vertical positioning stamp
Horizontal seismic slot
Vertical stay
Vertical positioning stamp
Horizontal seismic slot

Feature	Benefit
Horizontal Seismic Slot	Allows cross tee to move along its axis. Properly repositions within Main Runner
Vertical Stay	Limits upward movement or dislodgement of clip
Positioning Tabs	Maintains clip position square to the axis of Main Runner
PeakForm Rout Shape	Accomodates shape of Armstrong suspension systems
Vertical Positioning Stamp	Facilates proper location of fastener within the Horizontal Seismic Slot

It's simple to install with these easy steps:

How to install the Seismic Separation Joint Clip.

Step One: Install suspension system completely, in a conventional manner.

Step Two: Decide upon which run(s) of Main Runners to create the seismic separation. NOTE: the Seismic Joint Clip allows for cross-tees to move along the axis of the cross-tees. NOTE: Divide 2500 SF by the length of the run of mains in feet. The result will be the maximum spacing, in feet, for the separation joint. Round this result down to the nearest 4' increment when mains are installed 4' on center.

Step Three: Attach two adjacent sides of each section of the divided ceiling to the structure. Where these sections touch the wall the attachment may be by riveting to the wall molding or by means of the BERC2 clip with a tight screw. Sections that do not touch walls on two adjacent sides must be braced to structure.

Step Four: Cut XL through the end details of cross-tees inserted into Main Runner designated for the Seismic Separation. NOTE: This should be done one intersection at a time or the grid system will fall apart.

Step Five: Assemble the two sides of Joint clip into one unit.

Step Six: Snap completed assembly over the bulb of the Main Runner at the intersection of the cross-tees.

Step Seven: Insert a 1/4" long #10 screw through slot in clip, into the upper XL clip stake hole. Use vertical stamp mark below the horizontal slot to properly position the screw within the clip. Install one screw from each side of the assembled clip to hold the proper shape. Do not allow screw threads to strip out the stake hole.

Steps 1-3
Step 4
Step 6
Step 5
Complete
Step 7

09250-16 J **SEISMIC JOINT CLIP DETAIL**
NOT TO SCALE 3

3'-0"
LAMINATE COUNTER
2¼" ϕ GROMMET HOLES
¼" BRUSHED STAINLESS STEEL REVEAL
2" ϕ HOLE (FOR SURF. - MOUNTED CONDUIT AND LOW VOLTAGE LINES) AND CABLE TRAY
PLASTIC LAMINATE FRONT, TOP, AND BACK
BLACK P. LAMINATED BRACE @ 48" O.C.
6'
2 1/2"
3'-6'
3'-0"
2'-1"
6"
F.F.L.
1 1/2"

D **COUNTER SECTION'**
1"=1'-0"

1'-0"
SOLID SURFACE
6'
3'
LAMINATE COUNTER
2'-4"
1" ϕ BRUSHED STAINLESS STEEL STAND OFFS
2¼" ϕ GROMMET HOLES
¼" BRUSHED STAINLESS STEEL REVEAL
2" ϕ HOLE (FOR SURF. - MOUNTED CONDUIT AND LOW VOLTAGE LINES) AND CABLE TRAY
PLASTIC LAMINATE FRONT, TOP, AND BACK
BLACK P. LAMINATED BRACE @ 48" O.C.
3'-6'
3'-0"
2'-1"
F.F.L.

E **COUNTER SECTION**
1"=1'-0"

H
C
SS-1
2'
4'-8"
3'
PL-1
SS-1
RECEPTION 200
B

SS-1 SOLID SURFACE SILESTONE BASIQ SERIES COLOR: MARENGO

PL-1 PLASTIC LAMINATE WILSON ART OILED SOAPSTONE 438238 FINE VELVET FINISH

PL-2 FORMICA 7481-58 NATURAL BIRCH MATTE FINISH

PL-3 PLASTIC LAMINATE WILSON ART BLACK 1595-60 MATTE FINISH

09250-16 A **COUNTER PLAN**
1/2"=1'-0"

V
TD01
SEE CEILING PLAN
UNDER COUNTER COOLER
2'-0"
5 EQ. PNLS=4'-0"
2'-2"

09250-16 F **MOTHER ROOM ELEVATION**
3/8"=1'-0"

E
D
1" ϕ BRUSHED STAINLESS STEEL STAND OFFS
SS-1
PL-1
PL-2
PL-1
PL-3
¼" BRUSHED STAINLESS STEEL REVEAL
3'-6"

09250-16 B **COUNTER ELEVATION**
1/2"=1'-0"

SEE CEILING PLAN
SOLID SURFACE COUNTER TOP BY TENANT
PLASTIC LAMINATE LOWER CABINET W/ WIRE PULLS, & ADJUSTABLE SHELVES TYPICAL
2'-6"
10 EQ. PNLS=15'-10"

09250-16 G **BOARD ROOM ELEVATION**
3/8"=1'-0"

SS-1
PL-1
PL-3

09250-16 H **COUNTER ELEVATION**
1/2"=1'-0"

SS-1
PL-2
PL-1
¼" BRUSHED STAINLESS STEEL REVEAL
PL-1
PL-3

09250-16 C **COUNTER ELEVATION**
1/2"=1'-0"

pk:a pk:architecture

TENANT IMPROVEMENT FOR:
RESONANT INC.
2nd Floor
175 Cremona Drive
Goleta, CA 93117

all drawings and written material appearing herein constitute the original and unpublished work of the architect and the same may not be duplicated used or disclosed without the written consent of the architect.

△	remarks	date
	tenant review	03-07-2018
	Clarification	03-22-2018
	Plan Check	04-04-2018
1	Tenant Revision	04-11-2018
	Tenant Revision	04-19-2018
3	P.C. Revision	04-30-2018

sheet title
DETAILS

drawn by

project no 17-9660

date

scale as noted

TD02

EXHIBIT B

THE PROJECT

EXHIBIT C

RULES AND REGULATIONS

1. NO SMOKING. No smoking shall be permitted within the Premises or any other part of the
Project's office building or within 20 feet of building entrances.

2. ENTRANCES AND EXITS. The sidewalks, entrance, elevators, stairways and halls shall not be obstructed or used for any purpose other than ingress or egress. The common areas of the Project are not for the use of the general public, and Lessor shall in all cases retain the right to control or prevent access thereto by all persons whose presence in the judgment of Lessor shall be prejudicial to the safety, character, reputation or interests of the Project and its tenants, provided that nothing herein contained shall be construed to prevent such access by persons with whom the tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. Lessee shall not enter the mechanical rooms, air handler rooms, electrical closets or janitorial closets or go upon the roof of the Project without the prior written reasonable consent of Lessor.

3. AWNINGS. No awnings or other projections shall be attached to the outside walls of any building in the Project, and no window shades, blinds, drapes or other window coverings shall be hung in the Premises, without the prior written consent of Lessor. Except as otherwise specifically approved by Lessor, all electrical ceiling fixtures hung along the perimeter of the Project must be approved by Lessor.

4. RESTROOMS. The toilets, water basins and other plumbing fixtures shall be used solely for the purposes for which they were constructed, and no garbage shall be thrown therein. All damage resulting from any misuse of such fixtures shall be borne by the tenant who, or whose employees, agents or invitees shall have caused the same.

5. DEFACEMENT. No tenant shall in any way deface any part of the Premises or the Project. No boring or cutting for wires, stringing of wires or laying of linoleum or other similar floor coverings shall be permitted without the prior written consent of Lessor and then only as Lessor may direct.

6. PROHIBITED ACTIVITIES. No vehicles or animals of any kind (except for permitted animal by law in connection with ADA or any similar laws) shall be brought into or kept in or about the Premises, and no cooking (except with microwave ovens used to prepare employee lunches) shall be done or permitted by any tenant on the Premises without the prior written consent of Lessor, except the preparation of coffee, tea and other beverages for the tenant, its employees and visitors. No tenant shall cause or permit any unusual or objectionable odors to escape from the Premises. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes. No tenant shall make, or permit to be made, any unseemly or disturbing noises, sounds or vibrations, or otherwise disturb or interfere with occupants of the Project or those having business with them. No tenant shall throw anything out of doors or in the corridors, stairways or other common areas of the Project. Lessee shall not obtain access to, or permit its agents, servants, employees or contractors to obtain access to utility lock-boxes, janitorial and building storage areas, or other storage compartments not leased to Lessee without Lessor's prior written approval.

7. DELIVERIES AND PICK-UPS. All removals or deliveries of freight must take place during normal business or after hours and in the locations reasonably designated by Lessor from time to time. The moving of fixtures, furniture or other large objects must be made upon previous notice to the manager of the Project and under his supervision, and the persons employed by any tenant for such work must be acceptable to Lessor. Lessor reserves the right to prohibit or impose conditions upon the installation in the Premises of heavy objects which might overload the Project floors.

8. ENTRY. Lessor reserves the right to exclude unauthorized parties from the Project or Building at all times other than the reasonable hours of generally recognized days of operation of the Project determined by Lessor. All doors opening onto public corridors shall be kept closed, except when in use for ingress or egress. Lessor shall in no case be liable for damages for any error respecting admission to or exclusion from the Project, the Building or the Premises of any person. In case of riot or other commotion, Lessor reserves the right to prevent access to the Project or the Building during the continuance of the same by closing the door or otherwise, for the safety of the tenants and protection of property in the Project. All of Lessee's agents, employees and invitees shall comply with all security regulations established from time to time by Lessor.

9. SOLICITORS. Canvassing, soliciting and peddling in the Project are prohibited, and each tenant shall cooperate to prevent the same.

10. TELEPHONES. Lessor will direct technicians as to where and how telephone wires are to be installed. The location of telephones and other office equipment affixed to the Premises shall be subject to the reasonable approval of Lessor and subject to the terms in the Lease.

11. EXPLOSIVES AND FIREARMS. No explosives, firearms or flammables of any kind shall be brought into the Premises or the Project.

12. BUILDING DIRECTORY. The bulletin board or directory of the Building (1) will be provided by Lessor on or before the Delivery Date, at Lessor’s sole cost, exclusively for the display of the name and location of tenants only, (2) shall be maintained exclusively by Lessor with the cost of such maintenance included in Expenses (as defined in Section 3 of the Lease) and (3) shall be in the form, location and size as determined by Lessor in its sole discretion.

13. EXPULSION. Lessor reserves the right to exclude or expel from the Project any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner violate the rules of the Project.

14. REFUSE AND GARBAGE AND STORAGE. Refuse and garbage and storage items shall be removed from the Premises at such times and intervals, through such exits thereof and over such routes of egress therefrom as Lessor may designate from time to time. No refuse or garbage or stored items will be stored anywhere except inside the Premises or in the areas designated by Lessor.

15. COVENANTS CONDITIONS AND RESTRICTIONS. The rules and regulations may be reasonably modified from time to time by the Lessor provided that any such change is subject to Lessor’s Obligations, and also are subject to the Covenants, Conditions and Restrictions (CC&R’s) on the property. The CC&R’s may be modified from time to time provided that any such change is subject to Lessor’s Obligations..

EXHIBIT D
OPTION TO RENEW

(a) Provided that as of the time of the giving of the Extension Notice and the Commencement Date of the Extension Term, (i) Lessee is the tenant originally named herein or the tenant is an Affiliate, (ii) Lessee or Affiliate actually occupies at least 85% of the Premises (after any subleasing) under this Lease and any space added to the Premises, and (iii) no Event of Default beyond all applicable notice and cure periods under the Lease exists at that time, then Lessee or Affiliate shall have the right to extend the Lease Term for an additional term of 60 months (such additional term is hereinafter called the “Extension Term”) commencing on September 1, 2024 (hereinafter referred to as the “Commencement Date of the Extension Term”). Lessee shall give Lessor written notice (hereinafter called the “Extension Notice”) of its election to exercise this Option to Renew at least 9 months, but not more than 12 months, prior to August 31, 2024. The Extension Term shall be under the same terms and conditions in the Lease except as set forth herein.

(b) The Base Rent payable monthly by Lessee to Lessor during the Extension Term shall be the greater of (i) the Base Rent applicable to the last month of the original Term and (ii) the then prevailing market rate for comparable space in the Project and comparable buildings in Goleta, taking into account the size of the Lease, the length of the renewal term, market escalations and the credit of Lessee. The Base Rent shall not be reduced by reason of any costs or expenses saved by Lessor by reason of Lessor’s not having to find a new tenant for such premises (including, without limitation, brokerage commissions, costs of improvements, rent concessions or lost rental income during any vacancy period). In the event Lessor and Lessee fail to reach an agreement on such rental rate and execute the Amendment (defined below) within thirty (30) days after the date of delivery of the Extension Notice (the “Negotiation Period”), then the Base Rent shall be determined as follows:

Within five (5) days after the conclusion of the Negotiation Period, Lessor and Lessee shall each appoint a real estate broker. Each broker selected shall be licensed in the State of California as a real estate broker specializing in the field of office leasing in the Santa Barbara/Goleta, California market, having no less than ten (10) years' experience in such field, and recognized as ethical and reputable within the field. Within ten (10) days of having been appointed, the two brokers shall communicate and set the Base Rent for the Extension Term.

If the two (2) brokers are unable to agree on the Base Rent within the ten (10) day period, they shall select a third broker with the same qualifications within five (5) days. On the tenth (10th) day after the third (3rd) broker is selected, each of the three selected brokers shall submit his or her determination of fair market rent. The Base Rent shall be the mean of the two (2) closest rental rate determinations. If all three determinations are equally separate (e.g. $1.50, $1.55, $1.60), the middle determination ($1.55 in the example) shall be the Base Rent. The cost of the arbitration shall be shared equally between Lessor and Lessee.

(c) The determination of Base Rent does not reduce the Lessee’s obligation to pay or reimburse Lessor for Operating Expenses and other reimbursement items as set forth in the Lease, and Lessee shall reimburse and pay Lessor as set forth in Lease with respect to such Operating Expenses and other items with respect to the Premises during the Extension Term pursuant to the terns in the Lease.

(d) Except for the Base Rent as determined above, Lessee’s occupancy of the Premises during the Extension Term shall be on the same terms and conditions as are in effect immediately prior to the expiration of the initial Lease Term; provided, however, Lessee shall have no further right to any allowances, credits or abatements or any options to expand, contract, renew or extend the Lease, except as set forth herein.

(e) If Lessee does not give the Extension Notice within the period set forth in paragraph (a) above, Lessee’s right to extend the Lease Term shall automatically terminate. Time is of the essence as to the giving of the Extension Notice.

(f) Lessor shall have no obligation to refurbish or otherwise improve the Premises for the Extension Term. The Premises shall be tendered on the Commencement Date of the Extension Term in “as-is” condition subject to all obligations by Lessor under the Lease to repair and maintain the Premises.

(g) If the Lease is extended for the Extension Term, then Lessor shall prepare and Lessee and Lessor shall execute an amendment to the Lease confirming the extension of the Lease Term and the other provisions applicable thereto pursuant to the terms if this Exhibit D (the "Amendment").

(h) If Lessee exercises this Option to Renew as set forth herein, the term "Lease Term" as used in the
Lease, shall be construed to include, when practicable, the Extension Term.

EXHIBIT E

LESSEE'S RESERVED PARKING

EXHIBIT F

EXCLUSIONS FROM OPERATING EXPENSES

Notwithstanding the foregoing, Lessor and Lessee hereby acknowledge and agree that the following items shall be excluded from the definitions of Building Operating Expenses, Common Area Operating Expenses, and Real Property Taxes under this Lease:

(1) Any charge for depreciation of the Project, the Building or equipment and any interest or other financing charge;

(2) Payments of principal, interest, points or fees on any mortgage or other encumbrance;

(3) All costs relating to activities for the marketing, solicitation, negotiation and execution of leases of space in the Project or the Building, including without limitation, costs of tenant improvements and legal costs;

(4) The cost of correcting latent or patent defects in the construction of the Project, the Building, and/or in any equipment serving the Building or the Project as a whole, except that conditions (not occasioned by construction defects) resulting from ordinary wear and tear will not be deemed defects for the purpose of this category;

(5) To the extent Lessor is reimbursed by third parties, the cost of repair made by
Lessor because of the total or partial destruction or condemnation of the Building or the Project;

(6) Any operating expense representing an amount paid to a related corporation, entity, or person which is in excess of the amount which would be paid in the absence of such relationship;

(7) The cost of any work or service performed for or facilities furnished to any tenant of the Project or the Building to a greater extent or in a manner more favorable to such tenant than that performed for or furnished to Lessee;

(8) The cost of alterations of space in the Project or the Building leased to other tenants (including permit, license and inspection costs);

(9) Ground rent or similar payments to a ground lessor;

(10) Any costs, including legal fees and related expenses incurred by Lessor (together with any damages awarded against Lessor) due to the negligence or willful misconduct of Lessor, its employees, agents or contractors;

(11) Costs for acquisition of sculpture, paintings or other objects of art in the Building or the Project;

(12) Salaries of management personnel to the extent that such persons provide services to properties other than the Building or the Project.

(13) Costs incurred in connection with the original construction of the Project or in connection with any major change in the Project, such as adding or deleting floors, buildings or parking areas;

(14) Costs of capital repairs and alterations, capital improvements and equipment, including the costs for replacement of any roof and structural components of the Project or the Building.

(15) Any costs (including electrical power, gas or HVAC costs) for which any tenant directly pays any third party.

(16) Legal fees, accounting fees and other expenses incurred in connection with disputes with tenants or other occupants, or associated with the enforcement of leases, or defense of Lessor's title to or interest in the building or any part thereof.

(17)     Costs incurred to test, survey, clean up, contain, abate, remove or otherwise remedy Hazardous Materials from the Property unless such Hazardous Materials are related to or result from Lessee, its employees, agents and contractors.

(18)     Any entertainment, dining or travel expenses for any purpose.

(19)     Costs (including, without limitation, fines, penalties, interest, and costs of repairs, replacements, alterations and/or improvements) incurred in bringing the Property into compliance with building codes and other applicable laws, including the Americans With Disabilities Act, existing as of the Commencement Date, including, without limitation, any costs to correct building code violations pertaining to the initial design or construction of the Project or the Building, the parking facilities or any other improvements, to the extent such violations exist as of the Commencement Date under any applicable building codes in effect as of such date.

(20)    Interest, penalties or other costs arising out of Lessor's failure to timely make payment for its obligations (unless such failure is due to Lessee's failure to make timely payments as provided herein).

(21) Brokerage commissions, space planning costs, finders' fees, attorneys' fees and other costs incurred by Lessor in connection with leasing or attempting to lease space within the Project.

(22) Advertising and promotional expenditures

(23)    Reserves of any kind, including replacement reserves for bad debt loss or lost rent.

EXHIBIT G

BUILDING TOP SIGN AND MONUMENT SIGN LOCATION

EXHIBIT H GENERATOR

LOCATION

EXHIBIT I
HVAC REPORT

TAG	MAKE	MODEL	SERIAL	CAPACITY	AGE	CONDITION
AC-1	York	D3NZ024N03606NXC	W1F3782109	2	5	Very Good
AC-3	York	D7CG060N07946A	NHLM092938	5	15	Good
AC-4B	York	D4NZ048N06546NXA	N1C0721140	4	8	Good
AC-5	Carrier	48HJD014---661--	0908G30646	12.5	10	Good
AC-6	Arcoaire	PGF030K060A	L985117982	2.5	20	Fair
AC-15	York	D3NZ030N03606NXC	W1K2197286	2.5	6	Good
AC-16	York	D3NZ024N03606NXC	W1F3782111	2	5	Very Good
AC-22	York	ZFO60N08N4AAA1A	NIK5997431	5	3	Very Good
AC-23	York	D3NZ024N03606NXA	N1N0580406	2	8	Good
AC-24	Carrier	48ESNA2404030	4414C08553	2	4	Very Good
AC-25	Carrier	48ESNA2404030	4414C08551	2	4	Very Good
AC-27	Carrier	48TCLA05A2A2A6A0A0A0	4116C54119	4	2	Very Good
AC-28	York	ZH090N4AAA7	N1M5170931	7.5	3	Very Good
AC-29	Carrier	48ESNA4809060	4114C27641	4	4	Very Good
AC-30	Rheem	RKKA-A060DM10E	IR5644ADAAF040405308	5	20+	Poor
AC-31	Carrier	48VLNC3004030TP	4316C14980	2.5	2	Very Good
AC-32	Carrier	48TCLA05A2A2A6A0A0A0	4016C78176	4	2	Very Good
AC-33	Lennox	GCS16-653-75-5G	5691K02407	5	27	Poor

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